SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2)
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                           GOLDEN RIVER RESOURCES INC.
                (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[  ]     No fee required.
[x]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1) Title of each class of securities to which transaction applies: Common Stock
         2)       Aggregate number of securities to which transaction applies:
                  14,955,475
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $0.07 (average of the bid and asked prices as of 10/23/00)
         4)       Proposed maximum aggregate value of transaction: $1,046,883.20
         5)       Total fee paid: $209.38

[  ]     Fee paid previously with preliminary materials
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                           GOLDEN RIVER RESOURCES INC.
                               2420 PANDOSY STREET
                    KELOWNA, BRITISH COLUMBIA V1Y 1T8 CANADA
                                 (250) 717-1049


Dear Golden River Resources Stockholder:

You are cordially invited to attend a special meeting of stockholders of Golden River Resources Inc. ("Golden River" or the "Company") to be held on November 25, 2000, at 10:30 a.m., local time, at 2420 Pandosy Street, Kelowna, British Columbia. At the special meeting, you will be asked:

(1) to consider and vote upon the Share Exchange Agreement, dated as of October 30, 2000, by and among the security holders of Columbus Networks Corporation, Columbus Networks Corporation, and the Company, providing for the acquisition of all of the issued and outstanding shares of Columbus Networks Corporation by the Company (the "Acquisition");

(2) to consider and vote upon a 1-for-4 reverse split of the issued and outstanding shares of the Company's common stock (the "Stock Split");

(3) to consider and vote upon Articles of Amendment to the Articles of Incorporation of the Company changing the name of the Company to Columbus Networks Corporation (the "Name Change"); and

(4) to transact such other business as properly may come before the meeting.

In June of this year, the board of directors decided to abandon its option to acquire a mining property in Mexico after it determined that it would be too difficult to raise the capital necessary to carry out the proposed work program, given the depressed gold exploration market.

In August, the board of directors decided to enter into a new direction with a high tech business. That company, known as Columbus Networks Corporation, had a strong record in the Canadian Education Recruitment business and was looking at expanding quickly into the American market where over 16,000 school districts present a sizeable marketing opportunity for Columbus' exciting Internet recruitment service. The board of directors interviewed some of Columbus' clients and was pleased with the responses. The board believes that Columbus has great potential.

The board of directors has determined that the terms and conditions of the Acquisition are fair too, and in the best interests of the Golden River stockholders. In reaching its decision, the board of directors considered, among other things, Columbus' sector specific market for e-recruitment business in the education field in North America. The directors of Golden River had an opportunity to meet locally with Columbus' directors and staff, and got first-hand knowledge of this very exciting way of providing an inexpensive recruitment service to school boards. The potential profit line on this service is most interesting, and the Canadian school boards currently using the service are profoundly pleased with the results to date.

The proposed Acquisition is an important decision for Golden River and its stockholders. The Acquisition cannot occur unless, among other things, the Acquisition agreement is approved by the holders of a majority of the outstanding shares of Golden River common stock entitled to vote at the special meeting. The accompanying proxy statement explains the proposed Acquisition and provides specific information concerning the special meeting. We encourage you to read this entire document carefully.

Whether or not you plan to attend the special meeting, please take the time to vote on the proposal submitted by completing and mailing the enclosed proxy card to us. Please sign, date, and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Acquisition.

                                          Sincerely,

                                          /s/ Roger Watts

                                          Roger Watts
                                          Chairman of the Board

The Acquisition and other matters voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Acquisition or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

This proxy statement is dated November 3, 2000, and is first being mailed to Golden River stockholders on or about November 3, 2000 to stockholders of record of October 6, 2000 (the "Record Date").

                           GOLDEN RIVER RESOURCES INC.
                               2420 PANDOSY STREET
                    KELOWNA, BRITISH COLUMBIA V1Y 1T8 CANADA
                                 (250) 717-1049

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 2000

TO THE SHAREHOLDERS OF GOLDEN RIVER RESOURCES INC.

PLEASE TAKE NOTICE that a Special Meeting of Shareholders of Golden River Resources Inc. (the ACompany@) will be held at 2420 Pandosy Street, Kelowna, British Columbia, Canada, on Saturday, November 25, 2000, at 10:30 a.m., local time, or at any adjournments thereof, for the following purposes:

(1) to consider and vote upon the Share Exchange Agreement, dated as of October 30, 2000, by and among the security holders of Columbus Networks Corporation, Columbus Networks Corporation, and the Company, providing for the acquisition of all of the issued and outstanding shares of Columbus Networks Corporation by the Company (the "Acquisition");

(2) to consider and vote upon a 1-for-4 reverse split of the issued and outstanding shares of the Company's common stock (the "Stock Split");

(3) to consider and vote upon Articles of Amendment to the Articles of Incorporation of the Company changing the name of the Company to Columbus Networks Corporation (the "Name Change"); and

(4) to transact such other business as properly may come before the meeting.

The board of directors has determined that the terms and conditions of the Acquisition are fair to, and in the best interests of, the Company's shareholders and unanimously recommends that you vote "FOR" the Acquisition.

Only shareholders of record owning shares of the Corporation=s $0.001 par value common stock at the close of business on October 6, 2000, will be entitled to vote at the meeting. The transfer books of the Company will not be closed.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE INDICATE ON THE ENCLOSED PROXY WHETHER YOU PLAN TO ATTEND THE MEETING. IN ANY EVENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO INSURE YOUR SHARES ARE REPRESENTED AT THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING EVEN THOUGH YOU HAVE EXECUTED AND RETURNED A PROXY.

                                      By order of the Board of Directors:

                                      Robert Bruce Manery, Secretary

Kelowna, British Columbia
November _, 2000

                           GOLDEN RIVER RESOURCES INC.
                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 2000

INTRODUCTION

This Proxy Statement will be first sent or given to holders of common stock of Golden River on or about November 3, 2000, in connection with a Special Meeting of Shareholders to be held at 2420 Pandosy Street, Kelowna, British Columbia, Canada, on Saturday, November 25, 2000, at 10:30 a.m., local time (the "Special Meeting"). The purposes of the Special Meeting will be:

(1) to consider and vote upon the Share Exchange Agreement, dated as of October 30, 2000, by and among the security holders of Columbus Networks Corporation, Columbus Networks Corporation, and Golden River (the "Exchange Agreement"), providing for the acquisition of all of the issued and outstanding shares of Columbus Networks Corporation by Golden River (the "Acquisition");

(2) to consider and vote upon a 1-for-4 reverse split of the issued and outstanding shares of Golden River's common stock (the "Stock Split");

(3) to consider and vote upon Articles of Amendment to the Articles of Incorporation of Golden River changing the name of the company to Columbus Networks Corporation (the "Name Change"); and

(4) to transact such other business as properly may come before the meeting.

Columbus Networks Corporation ("Columbus") is engaged in the business of providing sector-specific electronic recruitment services to educators, school districts, universities, and private educational employers in the education system of Canada.

On October 23, 2000, the board of directors of Golden River approved the terms of the Acquisition pursuant to the Exchange Agreement. Those basic terms involve the issuance of such number of shares of Golden River common stock to the shareholders of Columbus, so that after such issuance, Golden River will own Columbus as its wholly-owned subsidiary, the current shareholders of Columbus will hold 74.5% of the outstanding shares of Golden River common stock, and the current shareholders and option holders of Golden River will retain 25.5% ownership of the outstanding shares of Golden River common stock. The percentage calculations per the Exchange Agreement are based on a fully diluted basis. The fully diluted basis considers the options holders and holders of preferred stock of both companies as if they had exercised or converted to common stock all of such securities. However, it does not factor in the issuance of shares of common stock and warrants recently sold by Golden River. Upon closing the Acquisition, the Exchange Agreement requires Golden River to amend its Articles of Incorporation to change its name to Columbus Networks Corporation. To decrease the number of outstanding shares of Golden River post-Acquisition Closing, the Exchange Agreement requires a 1-for-4 reverse stock split of the current issued and outstanding shares of Golden River common stock to take effect before the Acquisition Closing.

The Acquisition gives the shareholders of Golden River the potential opportunity for increased share value. This increase is anticipated because of the high growth e-business market in which Columbus participates.

Effective October 30, 2000, Golden River and Columbus executed the definitive Exchange Agreement. Golden River anticipates that the Acquisition will be consummated on or about November 30, 2000, subject to Golden River obtaining the requisite shareholder approval. The board of directors and shareholders of Columbus have given their approval of the Acquisition subject to the terms of the Exchange Agreement. The Golden River board of directors who hold approximately 2.7% of the outstanding shares of Golden River common stock have given their approval and indicated their intention to vote in favor of the Acquisition, and all related transactions, subject to the terms of the Exchange Agreement. Final Closing of the transaction will be publicly announced by Golden River and updated information, if any, concerning the transaction will be provided in a Form 8-K to be filed by Golden River after closing.


                                TABLE OF CONTENTS
                                                                            PAGE
INTRODUCTION...................................................................1

SUMMARY TERM SHEET.............................................................4

O    TRANSACTION PARTIES.......................................................5
O    THE TRANSACTION...........................................................5
O    DATE, TIME AND PLACE OF THE SPECIAL MEETING...............................5
O    STOCKHOLDERS ENTITLED TO VOTE.............................................5
O    VOTE REQUIRED.............................................................6
O    PURPOSE AND REASON FOR THE SPECIAL MEETING................................6
O    RECOMMENDATION OF GOLDEN RIVER BOARD OF DIRECTORS; REASONS FOR THE
ACQUISITION; FAIRNESS..........................................................7
O    INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION...........................7
O    CLOSING AND CONDITIONS OF THE ACQUISITION.................................7
O    TERMINATION OF THE EXCHANGE AGREEMENT.....................................7
O    EFFECTS OF THE ACQUISITION................................................7
O    THE ACQUISITION CONSIDERATION.............................................8
O    FEDERAL INCOME TAX CONSEQUENCES...........................................8
O    ACCOUNTING TREATMENT......................................................8
O    DISSENTERS' RIGHTS........................................................8

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION....................................9


Golden River Resources Inc. Proxy Statement - Page 2

WHO CAN ANSWER YOUR QUESTIONS.................................................10

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS....................10

THE SPECIAL MEETING...........................................................11

TIME, PLACE AND DATE..........................................................11
PURPOSE OF THE MEETING........................................................11
RECORD DATE AND VOTING AT THE SPECIAL MEETING.................................11
VOTES REQUIRED................................................................12
SOLICITATION AND PROXY SOLICITOR..............................................12
REVOCATION AND USE OF PROXIES.................................................12
ADJOURNMENTS OR POSTPONEMENTS.................................................13
PRINCIPAL SECURITY HOLDERS....................................................13

THE ACQUISITION OF COLUMBUS NETWORKS CORPORATION..............................15

BACKGROUND OF THE OFFER AND THE ACQUISITION...................................15
RECOMMENDATION OF THE GOLDEN RIVER BOARD OF DIRECTORS.........................15
REASONS FOR THE RECOMMENDATION OF THE GOLDEN RIVER BOARD......................15
ACCOUNTING TREATMENT..........................................................16
EXCHANGE AGREEMENT............................................................16
REGULATORY APPROVALS..........................................................18
ACQUISITION CONSIDERATION.....................................................18
CERTAIN CONSEQUENCES OF THE ACQUISITION.......................................19

MANAGEMENT OF GOLDEN RIVER FOLLOWING ACQUISITION CLOSING......................19

CHANGE IN CORPORATE OFFICES...................................................20
CHANGE IN SENIOR MANAGEMENT...................................................20
CHANGE IN BOARD OF DIRECTORS..................................................20

BACKGROUND INFORMATION ON GOLDEN RIVER........................................21

INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION...............................22

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................22

BACKGROUND INFORMATION ON COLUMBUS............................................24

GENERAL.......................................................................24
COLUMBUS' PRODUCTS............................................................24
THE MARKET FOR COLUMBUS' SERVICES.............................................26
COLUMBUS' STATED BUSINESS OBJECTIVES..........................................27
ADMINISTRATION................................................................27
SUMMARY OF FINANCIAL OPERATIONS...............................................28
DISCUSSION AND ANALYSIS OF COLUMBUS' OPERATIONS...............................29
MANAGEMENT....................................................................32

PRO FORMA INFORMATION.........................................................35


Golden River Resources Inc. Proxy Statement - Page 3

COMPARATIVE PER SHARE DATA....................................................35

THE STOCK SPLIT...............................................................36

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT..................................36
EFFECTS OF APPROVAL OF THE REVERSE STOCK SPLIT................................36
PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT..................................37
FEDERAL INCOME TAX EFFECTS OF THE STOCK SPLIT.................................37
MORE INFORMATION..............................................................38

PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING.............................38

OTHER MATTERS.................................................................38

INCORPORATION BY REFERENCE....................................................38

Appendix A:     Exchange Agreement
Appendix B:     Golden River Form 10-KSB for the fiscal year ended June 30, 2000
Appendix C:     Columbus audited financial statements for the period ended June
                30, 2000
Appendix D:     Golden River Unaudited Pro Forma Consolidated Financial
                Information


SUMMARY TERM SHEET

Throughout this proxy statement the term "Acquisition" means the Acquisition between Columbus Networks Corporation, a British Columbia corporation ("Columbus"), and Golden River Resources Inc., a Nevada corporation ("Golden River"), with Columbus being the acquired entity. The term "Exchange Agreement" means the Share Exchange Agreement dated as of October 30, 2000, by and among the security holders of Columbus Networks Corporation, Columbus Networks Corporation, and Golden River. A copy of the Exchange Agreement is attached as Appendix A to this proxy statement.

This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Acquisition and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers.

IN ADDITION TO CERTAIN OTHER MATTERS WHICH WILL BE VOTED ON, THE ACQUISITION IS OF GREAT IMPORTANCE TO THE STOCKHOLDERS OF GOLDEN RIVER BECAUSE, IF THE ACQUISITION AND EXCHANGE OF SHARES IS CONSUMMATED, THE STOCKHOLDER'S EQUITY INVESTMENT IN GOLDEN RIVER WILL BE DILUTED FOR AN EQUITY INVESTMENT IN COLUMBUS. ACCORDINGLY, STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION SUMMARIZED BELOW AND PRESENTED ELSEWHERE IN THIS PROXY STATEMENT.


Golden River Resources Inc. Proxy Statement - Page 4

O    TRANSACTION PARTIES

     Golden River Resources Inc. is a publicly-traded company which had been engaged in the acquisition and exploration of a precious mineral property. It is now seeking a new business opportunity. The principal executive offices of Golden River are located at 2420 Pandosy Street, Kelowna, British Columbia V1Y 1T8 Canada, where its telephone number is (250) 717-1049. See "Background Information on Golden River."

     Columbus Networks Corporation is a privately-held company engaged in the business of providing sector-specific electronic recruitment services to educators, school districts, universities, and private educational employers in the education system of Canada. The principal executive offices of Columbus are located at 100 - 1295 Stevens Road, Kelowna, British Columbia V1Y 2S9 Canada, where its telephone number is (250) 769-8099. See "Background Information on Columbus."

O    THE TRANSACTION

     The Acquisition of Columbus will be effected as a stock exchange whereby the shareholders of Columbus will receive shares of Golden River and Columbus will become a wholly-owned subsidiary of Golden River. Columbus shareholders, as a group, will end up with 74.5% ownership of the equity of Golden River on a fully-diluted basis, assuming exercise of all Golden River options. Golden River will change its name to "Columbus Networks Corporation" effective at closing (the "Name Change"). As part of the Acquisition, Golden River will effect a 1-for-4 reverse split of its common stock effective upon Acquisition closing (the "Stock Split"). On a fully-diluted basis current Golden River shareholders and option holders, after issuance of shares to Columbus shareholders, will hold 25.5% of the fully-diluted Golden River common stock. See "The Acquisition of Columbus Networks Corporation."

O    DATE, TIME AND PLACE OF THE SPECIAL MEETING

     The special meeting of Golden River shareholders will be held on Saturday, November 25, 2000, at 10:30 a.m., local time, at 2420 Pandosy Street, Kelowna, British Columbia (the "Special Meeting"). See "The Special Meeting
     - Time, Place and Date."

O    STOCKHOLDERS ENTITLED TO VOTE

     Only Golden River stockholders of record as of the close of business on October 6, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. See "The Special Meeting - Record Date and Voting at the Special Meeting."



Golden Rier Resources Inc. Proxy Statement - Page 5

O    VOTE REQUIRED

     Under Nevada law, the approval of all matters relating to the Acquisition, including the Stock Split and the Name Change, requires the affirmative vote of the holders of a majority of the Golden River common stock outstanding and entitled to vote. Golden River anticipates that all current Golden River directors and officers will vote their shares of Golden River common stock to approve the Acquisition, Stock Split, and Name Change. As of October 6, 2000, the directors and officers of Golden River beneficially owned 2.7% of the outstanding shares of Golden River Common stock. See "Introduction" and "The Special Meeting - Votes Required."

O    PURPOSE AND REASON FOR THE SPECIAL MEETING

     This Proxy Statement is being furnished to the holders of outstanding shares of Golden River common stock in connection with the solicitation of proxies to authorize the Acquisition and included transactions. You are asked to read carefully the information herein and return your signed proxy to Golden River, if you are in favor of the Acquisition and the included transactions.

     Your proxy is solicited for the following actions:

(1) to consider and vote upon the Share Exchange Agreement, dated as of October 30, 2000, by and among the security holders of Columbus Networks Corporation, Columbus Networks Corporation, and Golden River, providing for the acquisition of all of the issued and outstanding shares of Columbus Networks Corporation by Golden River (the "Acquisition");

(2) to consider and vote upon a 1-for-4 reverse split of the issued and outstanding shares of Golden River's common stock (the "Stock Split");

(3) to consider and vote upon Articles of Amendment to the Articles of Incorporation of Golden River changing the name of the company to Columbus Networks Corporation (the "Name Change"); and

(4)  to transact such other business as properly may come before the meeting.

     In the event that the Acquisition and its included transactions are not approved and authorized by Golden River shareholders, the future of Golden River is in serious doubt. Not only would Golden River shareholders miss the opportunity to participate in the exciting industry in which Columbus operates, which is characterized by higher growth rates than those experienced by the mineral resources exploration industry, but we would continue to exist without any business operations. Such existence would be limited. In the absence of our closing the Acquisition, it is most likely that we would continue to search for another business opportunity for some period of time. However, Golden River would be dependent upon related party loans to sustain its existence. See "The Acquisition of Columbus Networks Corporation."


Golden River Resources Inc. Proxy Statement - Page 6

O RECOMMENDATION OF GOLDEN RIVER BOARD OF DIRECTORS; REASONS FOR THE ACQUISITION; FAIRNESS

     The board of directors of Golden River has duly approved and executed the Exchange Agreement and recommends a vote in favor of it in the belief that the Acquisition is in the best interest of Golden River stockholders. Before giving this approval, the Golden River board reviewed a number of factors, including the terms of the Exchange Agreement and information regarding the financial condition, operations, and prospects of Columbus. See "The Acquisition of Columbus Networks Corporation - Recommendation of Board of Directors" and " - Reasons for the Recommendation of the Golden River Board."

O    INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

     The interests of certain members of the management of Golden River could be different than those of other Golden River shareholders. Mr. Roger Watts will serve on the new board of directors under the terms of the Exchange Agreement. Mr. Bruce Manery, an officer and director of Golden River, could be offered employment with Columbus after the closing. See "Interests of Certain Persons in the Acquisition."

O    CLOSING AND CONDITIONS OF THE ACQUISITION

     The Acquisition shall become effective at such time as the Acquisition and the included transactions are approved by the Golden River shareholders and the conditions precedent for closing the Exchange Agreement have been either satisfied or waived. See Appendix A and "The Acquisition of Columbus Networks Corporation - Exchange Agreement."

O    TERMINATION OF THE EXCHANGE AGREEMENT

     The Exchange Agreement may be terminated by either Golden River or Columbus prior to the Acquisition closing under certain circumstances. See "The Acquisition of Columbus Networks Corporation - Exchange Agreement - Termination" and Appendix A.

O    EFFECTS OF THE ACQUISITION

     After closing the Acquisition, Columbus will become a wholly-owned subsidiary of Golden River and the corporate name of Golden River will be changed to Columbus Networks Corporation. All members of the current Golden River board of directors, other than Mr. Roger Watts, will resign effective at the Acquisition closing, and Columbus will reconstitute the board of directors as specified in the Exchange Agreement and in this Proxy Statement. The corporate offices of Golden River will be moved to the offices of Columbus, which are also located in Kelowna, British Columbia. See "The


Golden River Resources Inc. Proxy Statement - Page 7

     Acquisition of Columbus Networks Corporation - Certain Consequences of the Acquisition" and "Management of Golden River Following Acquisition Closing."

O    THE ACQUISITION CONSIDERATION

     Pursuant to the Exchange Agreement, Columbus shareholders will receive on a pro rata basis, determined by their percent ownership of the outstanding common stock of Columbus, shares of Golden River common stock constituting 74.5% of the post-Acquisition fully-diluted shares of Golden River common stock. The stock exchange encompassed by the Exchange Agreement contemplates the issuance of shares of Golden River common stock in excess of the current number of outstanding shares of common stock and will dilute current shareholders of Golden River common stock and option holders to 25.5% fully-diluted ownership post-Acquisition. See "The Acquisition of Columbus Networks Corporation - Acquisition Consideration" and Appendix A.

O    FEDERAL INCOME TAX CONSEQUENCES

     The Acquisition and the included transactions contemplated in connection therewith have been structured with the intent that they be tax-free to Golden River, Columbus, and the holders of Columbus stock for US federal income tax purposes. Assuming that the Acquisition constitutes a tax-free reorganization for US federal income tax purposes, no gain or loss will be recognized by Golden River, current stockholders of Golden River or Columbus in connection with the Acquisition and the included transactions contemplated in connection therewith. This treatment may not apply to particular categories of holders of Columbus stock or holders outside the United States. In addition, there may be relevant foreign, state, local, or other tax consequences, none of which are described above. Columbus stockholders are urged to consult their tax advisors to determine the specific tax consequences of the Acquisition, including the applicability and effect of foreign, state, local, and other tax laws.

O    ACCOUNTING TREATMENT

     The Acquisition will be accounted for as a purchase of net monetary assets of Golden River by Columbus. See "The Acquisition of Columbus Networks Corporation - Accounting Treatment."

O    DISSENTERS' RIGHTS

     Under Nevada law, because Golden River is a publicly traded corporation on the OTC Bulletin Board, the common stockholders have no dissenters' rights of appraisal. See "The Special Meeting - Record Date and Voting at the Special Meeting."


Golden River Resources Inc. Proxy Statement - Page 8

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION

WHY SHOULD GOLDEN RIVER ACQUIRE COLUMBUS?

At this time, Golden River has no business operations. The Golden River board of directors believes that the business of Columbus presents significant potential for growth, not currently available to Golden River.

WHAT WILL HAPPEN TO COLUMBUS AFTER THE ACQUISITION?

If the Acquisition is approved by Golden River, Columbus will become a wholly-owned subsidiary of Golden River.

ARE THERE RISKS TO BE CONSIDERED?

The Acquisition is contingent upon, among other things, stockholder approval and governmental approvals. If any of these or other conditions are not satisfied, or for some other reason the transaction does not close, Golden River must continue to search for a business opportunity.

IF MY SHARES OF GOLDEN RIVER COMMON STOCK ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

No. The law does not allow your broker to vote your shares of Golden River common stock on the Acquisition at the Special Meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Acquisition.

IF I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL MY SHARES BE VOTED?

If you sign and return your proxy card but do not indicate how to vote your shares at the Special Meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting "AGAINST" the Acquisition.

WHAT SHOULD I DO NOW TO VOTE AT THE SPECIAL MEETING?

Sign, mark, and mail your proxy card indicating your vote on the Acquisition in the enclosed return envelope as soon as possible, so that your shares of Golden River common stock can be voted at the Special Meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

Yes. You may change your vote at any time before your proxy is voted at the Special Meeting. You can do this in three ways:


Golden River Resources Inc. Proxy Statement - Page 9

     o You can send Golden River a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Special Meeting;

     o You can send Golden River a new proxy card prior to the vote at the Special Meeting, which to be effective must be received by Golden River prior to the vote at the Special Meeting; or

     o You can attend the Special Meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Special Meeting and cast your vote at the Special Meeting.

Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Golden River, 2420 Pandosy Street, Kelowna, British Columbia V1Y 1T8, Canada. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

WHO CAN ANSWER YOUR QUESTIONS

If you have more questions about the Acquisition or would like additional copies of the proxy statement, you should contact:

                           Golden River Resources Inc.
                               2420 Pandosy Street
                    Kelowna, British Columbia V1Y 1T8 Canada
                  Attention: Bruce Manery, Corporate Secretary
                                 (250) 717-1049


CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This proxy statement and the documents to which we refer you to in this proxy statement contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

     o    Our financial performance and projections; and

     o    Our business prospects and opportunities.

You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential," or "continue" or the negative or these or similar terms.


Golden River Resources Inc. Proxy Statement - Page 10

Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to update publicly or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you, and other statements made from time to time by us or our representatives, might not occur.

THE SPECIAL MEETING

TIME, PLACE AND DATE

We are furnishing this proxy statement to Golden River stockholders in connection with the solicitation of proxies by the Golden River board of directors for use at a special meeting of stockholders of Golden River to be held on November 25, 2000, at 10:30 a.m., local time, at 2420 Pandosy Street, Kelowna, British Columbia, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Special Meeting of Stockholders.

PURPOSE OF THE MEETING

At the special meeting, holders of Golden River common stock of record as of the close of business on October 6, 2000 will be eligible:

(1) to consider and vote upon the Share Exchange Agreement, dated as of October 30, 2000, by and among the security holders of Columbus Networks Corporation, Columbus Networks Corporation, and Golden River, providing for the acquisition of all of the issued and outstanding shares of Columbus Networks Corporation by Golden River (the "Acquisition");

(2) to consider and vote upon a 1-for-4 reverse split of the issued and outstanding shares of Golden River's common stock (the "Stock Split");

(3) to consider and vote upon Articles of Amendment to the Articles of Incorporation of Golden River changing the name of the company to Columbus Networks Corporation (the "Name Change"); and

(4)  to transact such other business as properly may come before the meeting.

RECORD DATE AND VOTING AT THE SPECIAL MEETING

The board of directors has fixed the close of business on October 6, 2000, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the special meeting and any adjournments and postponements of the special meeting. On that day, there were 17,791,661 shares of Golden River common stock outstanding, which shares were held by approximately


Golden River Resources Inc. Proxy Statement - Page 11

156 stockholders of record. Holders of Golden River common stock are entitled to one vote per share.

One-third of the issued and outstanding shares of Golden River common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the special meeting. If a quorum is not present, the special meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the special meeting for the transaction of business.

Any stockholder of Golden River has the right to vote against approval of the Acquisition and the Acquisition Agreement. However, under Nevada law, because Golden River is a publicly-traded corporation, Golden River stockholders have no statutory dissenters' rights of appraisal.

VOTES REQUIRED

Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Golden River common stock entitled to vote at the special meeting. A failure to vote, abstention from voting, or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

Brokers, and in many cases nominees, will not have discretionary power to vote on the proposals to be presented at the special meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the special meeting.

SOLICITATION AND PROXY SOLICITOR

Golden River will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Golden River will reimburse brokers, fiduciaries, custodians, and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instruction relating to such materials from, beneficial owners of Golden River common stock. Golden River stockholder proxies may be solicited by directors, officers, and employees of Golden River in person or by telephone, facsimile, or by other means of communications. However, they will not be paid for soliciting proxies.

REVOCATION AND USE OF PROXIES

The enclosed proxy card is solicited on behalf of the Golden River board of directors. A stockholder giving a proxy has the power to revoke it at any time before it is exercised by (1) delivering a written notice revoking the proxy to Golden River before the vote at the special meeting; (2) executing a proxy with a later date and delivering it to Golden River before the vote at the special meeting; or (3) attending the special meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Golden


Golden River Resources Inc. Proxy Statement - Page 12

River, 2420 Pandosy Street, Kelowna, British Columbia V1Y
1T8, Canada. Attendance at the special meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

Subject to proper revocation, all shares of Golden River common stock represented at the special meeting by properly executed proxies received by Golden River will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be vote "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

Although it is not expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the special meeting may be made without notice, other than by an announcement made at the special meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the special meeting, whether or not a quorum exists. Any signed proxies received by Golden River will be voted in favor of an adjournment or postponement of the special meeting in these circumstances, unless either a written note on the proxy delivered by the stockholder directs otherwise or the stockholder has voted against the Acquisition Agreement. Thus, proxies voting against the Acquisition Agreement will not be used to vote for adjournment of the special meeting for the purpose of providing additional time to solicit votes to approve the Acquisition Agreement. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow Golden River stockholders who have already sent in their proxies to revoke them at any time prior to their use.

PRINCIPAL SECURITY HOLDERS

The following table sets forth information, as October 6, 2000, with respect to the beneficial ownership of Golden River's Common stock by each person known by Golden River to be the beneficial owner of more than five percent of the outstanding Common stock and by directors and officers of Golden River, both individually and as a group:


                                SHARES OWNED
BENEFICIAL OWNERS              BENEFICIALLY AND           PERCENT OF CLASS(1)
                                  OF RECORD

CEDE & CO.(2)                     9,016,213                    50.68%
P.O. Box 20
Bowling Green Station
New York, NY 10004

67849 CAPITAL LTD.                1,182,200                     6.64%
Box 209, Chancery Court
Leeward Highway Providenciales
Turks & Caicos, West Indies

Golden River Resources Inc. Proxy Statement - Page 13

                                SHARES OWNED
BENEFICIAL OWNERS              BENEFICIALLY AND           PERCENT OF CLASS(1)
                                  OF RECORD

DAVID ST. CLAIR DUNN(3)(4)          100,000                     0.56%
1154 Marine Drive
Gibsons, British Columbia
Canada V0N 1V1

ROBERT BRUCE MANERY(3)(5)           195,200                     1.09%
2420 Pandosy Street
Kelowna, British Columbia
Canada V1Y 1T8

ROGER D. WATTS(3)(5)                195,200                     1.09%
200-537 Leon Avenue
Kelowna, British Columbia
Canada V1Y 2A9

Officers and directors as a group   490,400                     2.70%
(3 persons)(6)

(1) This table is based on 17,791,661 shares of common stock outstanding on October 6, 2000. If a person listed on this table has the right to obtain additional shares of common stock within sixty (60) days from October 6, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(2) CEDE & Co. holds the shares in nominee name on behalf of broker-dealer firms.

(3) These individuals are the officers and directors of Golden River and may be deemed to be "parents" of Golden River as that term is defined in the rules and regulations promulgated under the federal securities laws.

(4)  Includes options to purchase 100,000 shares of common stock.

(5)  Includes options to purchase 150,000 shares of common stock.

(6)  Includes options to purchase 400,000 shares of common stock.

CHANGES IN CONTROL

No arrangements are known to Golden River, including any pledge by any person of securities of Golden River, the operation of which may, at a subsequent date, result in a change in control of Golden River.


Golden River Resources Inc. Proxy Statement - Page 14

THE ACQUISITION OF COLUMBUS NETWORKS CORPORATION

BACKGROUND OF THE OFFER AND THE ACQUISITION

In June of this year, the board of directors decided to abandon its option to acquire a mining property in Mexico after it determined that it would be too difficult to raise the capital necessary to carry out the proposed work program, given the depressed gold exploration market.

In August, the board of directors decided to enter into a new direction with a high tech business. That company, known as Columbus Networks Corporation, had a strong record in the Canadian Education Recruitment business and was looking at expanding quickly into the American market where over 16,000 school districts present a sizeable marketing opportunity for Columbus' exciting Internet recruitment service. Management of Columbus believes that its expansion plans can be accelerated if it had publicly-traded stock that could be used to finance its business plan.

The board of directors interviewed some of Columbus' clients and was pleased with the responses. The board believes that Columbus has great potential.

In October 2000, Golden River and Columbus completed negotiations and determined that a 25/75 split of the post-transaction equity of Golden River was an acceptable and fair deal for the shareholders of both parties. The Exchange Agreement was signed effective October 30, 2000. The Exchange Agreement is binding, subject to the satisfaction of specified closing conditions.

RECOMMENDATION OF THE GOLDEN RIVER BOARD OF DIRECTORS

On October 23, 2000, the board of directors of Golden River unanimously approved and adopted the Exchange Agreement to authorize the transactions contemplated thereby, and determined that the Exchange Agreement and the transactions included therein, the Acquisition, the Stock Split, and the Name Change, are in the best interest of Golden River and Golden River's shareholders. The Golden River board recommends that Golden River's shareholders approve and adopt the Acquisition, including the Stock Split, Exchange Agreement, and Name Change, by so marking, executing, and timely returning the proxies.

REASONS FOR THE RECOMMENDATION OF THE GOLDEN RIVER BOARD

In approving the Exchange Agreement and the transactions included therein, and recommending that holders of shares of Golden River common stock approve and adopt the Acquisition, Stock Split, and the Name Change, the Golden River board considered a number of factors, including, but not limited to, the following:

     o The familiarity of the Golden River board with the financial condition, results of operations, business, and prospects of Golden River, current economic and market conditions generally.


Golden River Resources Inc. Proxy Statement - Page 15

     o That Golden River's financial condition, results of operations, business, and prospects have been substantially affected by its inability to pursue acquisitions in the mining industry. It is doubtful that Golden River is strong enough to carry its operations forward or sustain itself if this Acquisition is not consummated.
     o The acquisition of Columbus gives the shareholders of Golden River the opportunity to participate in a high growth industry.
     o A review by Golden River management of a range of alternative strategies that might be pursued, the possible values that might be achieved through those strategies, and the Golden River board's conclusion that these alternative strategies entailed increased risk and, in any event, were unlikely to result in greater value to Golden River or its shareholders than the Acquisition of Columbus on the terms specified in the Exchange Agreement.

The foregoing discussion of the information and factors considered and given weight by the Golden River board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Exchange Agreement and the transactions included therein, the Golden River board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Golden River board may have given different weights to different factors.

ACCOUNTING TREATMENT

The Acquisition will be accounted for as a purchase of net monetary assets of Golden River by Columbus in accordance with generally accepted accounting principles. The Acquisition is a reverse purchase of the assets and liabilities of Golden River by Columbus. The accounting treatment applied in the reverse acquisition differs from the legal form of the transaction and the continuing legal entity is Golden River.

EXCHANGE AGREEMENT

The following is a summary of the material provisions of the Exchange Agreement by and among the shareholders of Columbus, Columbus, and Golden River. This summary does not purport to be complete and is qualified in its entirety by reference to the definitive Exchange Agreement, which is attached as Appendix A.

EXCHANGE AND PURCHASE OF SHARES

On the terms and subject to the conditions set forth in the Agreement, at the closing Golden River shall assign, transfer, and deliver to Columbus shareholders, in their pro rata percentages based upon their percentage ownership of Columbus common stock pre-closing, a number of shares of Golden River common stock which equals 70% of the number of shares of fully-diluted outstanding Golden River common stock post-closing. The pre-closing holders of Golden River common stock shall retain their shares which, immediately following the issuance of Golden


Golden River Resources Inc. Proxy Statement - Page 16

River common stock to Columbus shareholders in connection with the closing of the Acquisition shall constitute 30% of the fully-diluted shares of Golden River common stock post-closing.

CLOSING

The "Closing" shall mean the consummation of the exchange of shares of Golden River common stock and shares of Columbus common stock, as well as the consummation of any other transactions which are included in the Exchange Agreement and required to occur at or before Closing. Closing is anticipated to occur no later than November 30, 2000.

REPRESENTATIONS AND WARRANTIES

The Agreement contains various customary representations and warranties of the parties thereto, without limitation, representations (i) by Golden River and Columbus as to their respective corporate status, capitalization, accuracy of financial statements, the authorization and the enforceability of the Agreement against each such party, absence of legal proceedings, the absence of certain changes or events concerning their respective businesses since June 30, 2000, certain tax matters, certain employee benefit and pension plan matters, quality of assets, certain labor matters, insurance matters and the absence of material adverse changes with respect to their material contracts, and (ii) by Golden River as to its compliance concerning SEC filings. The representations and warranties contained in the Exchange Agreement will survive the Closing.

COVENANTS

The Exchange Agreement contains various customary covenants of the parties thereto. A description of certain of these covenants follows:

     o Preservation of Representations and Warranties. Until Closing, Golden River and Columbus covenant to do or cause to be done all such acts and things as may be required to ensure the continued material accuracy of the representations and warranties made by each.
     o Examination. Until Closing, each of Golden River and Columbus agrees to permit the other to examine and inspect its respective books, records, accounts, and files and to furnish to the other such information as may be reasonably requested from time to time.

CONDITIONS PRECEDENT TO OBLIGATIONS OF GOLDEN RIVER AND COLUMBUS TO CONSUMMATE THE EXCHANGE AGREEMENT

The obligation of Golden River and Columbus to consummate the transactions as contemplated by the Exchange Agreement are subject to the fulfillment and satisfaction at Closing of, among other things, each of the following conditions precedent, any or all of which may be waived in whole or in part at or prior to the Closing by the other party.


Golden River Resources Inc. Proxy Statement - Page 17

     o Representations and Warranties. The representations and warranties of each of the parties made in the Exchange Agreement shall be true and correct in all material respects at the Closing.
     o Covenants and Agreement. Each of Golden River, the Columbus shareholders, and Columbus shall have performed and complied with all obligations on its respective part to be performed at or before the Closing.
     o Approvals. The board of directors and shareholders of Golden River and the Columbus board of directors shall have approved the Exchange Agreement.
     o No Injunction or Prohibition. At the Closing time, no action or proceeding at law or in equity shall be pending or threatened by any person to enjoin or prohibit the acquisition by Golden River of Columbus shares or the right of Golden River to conduct its operations or to carry on its business as it has been conducted or carried on in the past.

TERMINATION

The Agreement may be terminated and the exchange of stock contemplated hereby may be abandoned at any time prior to the Closing, whether before or after approval by the Golden River shareholders: (i) by the Columbus shareholders if
(A) there has been a material breach of a representation or warranty on the part of Golden River; (B) Golden River has failed to fulfill an obligation under the Exchange Agreement; (C) the Golden River board has failed to approve the Exchange Agreement; or (D) an action or proceeding shall be pending and threatened to enjoin or prohibit the Acquisition or the right of Golden River to carry on its business; or (ii) by Golden River if (A) there has been a material breach of a representation or warranty on the part of Columbus or the Columbus shareholders; (B) Columbus or the Columbus shareholders have failed to fulfill an obligation under the Exchange Agreement; or (C) the Columbus board has failed to approve the Acquisition.

REGULATORY APPROVALS

Except for the exemption from registration under applicable securities laws in connection with the issuance of Golden River common stock to the Columbus shareholders, Golden River is not aware of any federal or state regulatory requirements to be complied with in connection with the Acquisition.

ACQUISITION CONSIDERATION

Pursuant to the Exchange Agreement, Columbus shareholders will receive on a pro rata basis, determined by their percent ownership of the outstanding common stock of Columbus, shares of Golden River common stock constituting 74.5% of the post-Acquisition fully-diluted shares of Golden River common stock. The stock exchange encompassed by the Exchange Agreement contemplates the issuance of shares of Golden River common stock in excess of the current number of outstanding shares of common stock and will dilute current shareholders of Golden River common stock and option holders to 25.5% fully-diluted ownership post-Acquisition.


Golden River Resources Inc. Proxy Statement - Page 18

The authorized share capital of Golden River consists of 50,000,000 shares of common stock at $0.001 par value and 1,000,000 shares of preferred stock at $0.01 par value. Immediately prior to Closing, Golden River will have a total of 18,795,101 shares of common stock issued and outstanding and no shares of preferred stock issued or outstanding.

COMMON STOCK

Holders of common stock are entitled to one vote per share for each share held of record on all matters submitted to a vote of stockholders. Holders of common stock do not have cumulative voting rights, and therefore the holders of a majority of the shares of common stock voting for the election of directors may elect all of Golden River's directors standing for election. Subject to preferences that may be applicable to the holders of outstanding shares of preferred stock, if any, the holders of common stock are entitled to receive such lawful dividends as may be declared by the board of directors. In the event of a liquidation, dissolution or winding up of the affairs of Golden River, whether voluntary or involuntary, and subject to the rights of the holders of outstanding shares of preferred stock, if any, the holders of shares of common stock shall be entitled to receive pro rata all of the remaining assets of Golden River available for distribution to its stockholders. The common stock has no preemptive, redemption, conversion or subscription rights. All outstanding shares of common stock are fully paid and non-assessable. The issuance of common stock or of rights to purchase common stock could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of the outstanding voting stock of the Company.

PREFERRED STOCK

Golden River's Articles of Incorporation authorize the board of directors to issue, by resolution, 1,000,000 shares of preferred stock, in classes, having such designations, preferences, rights and limitations and on such terms and conditions as the board of directors may from time to time determine, including the rights, if any, of the holders of such preferred stock with respect to voting, dividends, redemptions, liquidation and conversion. As of the date of this proxy statement, no classes of preferred stock have been designated and no shares have been issued.

CERTAIN CONSEQUENCES OF THE ACQUISITION

Effective upon the Closing, Golden River will take the steps necessary to file Articles of Amendment to its Articles of Incorporation to change its name to Columbus Networks Corporation. All of the current officers and directors of Golden River will resign their positions except for Roger Watts who will remain as a director, and members of Columbus management will be appointed officers and directors of Golden River. The offices of Columbus in Kelowna, British Columbia will become the new corporate headquarters for Golden River post-Closing.

MANAGEMENT OF GOLDEN RIVER FOLLOWING ACQUISITION CLOSING

Following the Acquisition Closing, certain changes will be made in the management of Golden River. These changes include the following:


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CHANGE IN CORPORATE OFFICES

The corporate offices of Golden River will be transferred from 2420 Pandosy Street, Kelowna, British Columbia V1Y 1T8, to Suite 100, 1295 Stevens Road, Kelowna, British Columbia V1Z 2S9.

CHANGE IN SENIOR MANAGEMENT

Upon Closing, all of the current Golden River officers will resign and the following persons shall be appointed:

         Dan Collins         -        President and CEO
         Tom Beadman         -        Vice President, Network Systems
         Scott McLean        -        Vice President
         Greg Shannon        -        Corporate Secretary

For information on these individuals, see "Background Information on Columbus - Management."

CHANGE IN BOARD OF DIRECTORS

Upon Closing, all members of the current board of directors except Mr. Roger Watts will resign. The other members of the new board of directors will consist of Dan Collins, Tom Beadman, Scott McLean, Greg Shannon, Mervyn Weiss, and Vern Berg. For information on Roger Watts, see Appendix B: Golden River's Form 10-KSB.

DAN COLLINS. Mr. Collins is a 1986 graduate of the Business Development Program at the British Columbia Institute of Technology. He served for seven years as a business development coordinator with the provincial government providing small communities and towns throughout British Columbia with business assistance's, training and expertise. He has served as a lecturer, facilitator, trainer and guest speaker on business development for the provincial and federal governments for a number of years and has also worked with First Nations bands and small business development. In 1988, the Honorable Grace McCarthy awarded Mr. Collins a medal for his contribution to business development in British Columbia. He was responsible for the creation and design of several government small business publications, including "Export BC". He also designed and developed a 350-page small business facilitation manual "Starting a Successful Business". In relation to the education sector, Mr. Collins served as school board trustee in School District No. 28 (Quesnel) from 1994 to 1997 and as a result has in depth knowledge of school board operations.

TOM BEADMAN. Mr. Beadman has been involved in the computer industry since the early 1990s. In 1997, he became the Program Coordinator for the Computer Tech and Disabled Entrepreneur Program of the Community Futures Development Corporation ("CFDC") in Williams Lake, B.C.. He is a former board member of the Learning Disabilities Association of B. C. and also co-chaired the B. C. Provincial Task Force for Entrepreneurs with Disabilities. Mr. Beadman has


Golden River Resources Inc. Proxy Statement - Page 20 trained people on business and the Internet and co-wrote a business manual that is currently being used by the CFDC as a training manual for their clients.

SCOTT MCLEAN. Mr. McLean is a graduate of the Canadian Securities Institute and has spent the last twelve years as a senior investment advisor/stockbroker. His expansive securities experience has enabled him to actively participate in numerous financings from seed capital and private placement stages through to the initial public offering. In 1996, Mr. McLean became a founding member of the Okanagan Venture Network helping small companies seek alternative financings, where he remains a current director. Mr. McLean is a registered representative.

GREG SHANNON. Mr. Shannon is a barrister and solicitor practicing at Miller Thomson LLP in Calgary, Alberta. He is a lawyer in both Canada and the United States and has practiced in the areas of taxation, business law, securities law and sports and entertainment law. After completing his legal training both in the United States and Canada, he practiced with a tax and securities firm in Laguna Hills, California. In 1993, he returned to Canada and practiced in Kelowna, British Columbia, until recently moving to Alberta. Mr. Shannon has extensive involvement in contract negotiations including cross-border ventures; structuring financings for both private and public companies in high tech, industrial and mining sections; and off-shore tax planning for corporations and professional athletes. Mr. Shannon has acted as counsel for various non-profit organizations in British Columbia, Alberta and the United States and for various high tech and emerging enterprises. He has lectured at numerous seminars on cross- border tax and estate planning and various corporate finance topics. Since 1996, Mr. Shannon has been a director and the Vice-Chair of the Canadian Council of Better Business Bureaus. Mr. Shannon has also recently founded The Calgary Enterprise Forum Society.

MERVYN WEISS. Mr. Weiss is a graduate of the Canadian Securities Institute, and worked as a securities advisor from 1964 to 1974 in Ontario, Canada. In 1975, he moved to Kelowna, British Columbia, where he has participated in raising funds and arranging financing for several venture start-up companies, as well as oil and gas, mining and building development throughout British Columbia and Alberta.

VERN BERG. Mr. Berg is currently Superintendent of Schools in Penticton, British Columbia, and is a noted leader in human resources and employee relations. Streamlining procedures to become more efficient and cost-effective while creating the best possible learning environment for students has always been the highest priority in his endeavors. He has served in this position since September 1999.

BACKGROUND INFORMATION ON GOLDEN RIVER

Information with respect to Golden River, including audited financial statements for the two-year period ended June 30, 2000, and its management can be obtained from the Golden River Annual Report on Form 10-KSB for the year ended June 30, 2000, attached as Appendix B, and which report is incorporated herein by reference.


Golden River Resources Inc. Proxy Statement - Page 21

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INTERESTS OF CERTAIN PERSONS IN THE ACQUISITION

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 6, 2000 unless otherwise stated in the footnotes regarding shares of Golden River common stock that will be beneficially owned upon the Closing of the Acquisition under the terms of the Exchange Agreement by (i) each person known by Golden River to be the beneficial owner of more than 5% of the outstanding Golden River common stock on the Record Date, (ii) each of the pre-Closing Golden River officers and directors, (iii) all pre-Closing Golden River officers and directors as a group,
(iv) each person known by Golden River to be the beneficial owner of more than 5% of outstanding pre-Closing shares of Columbus, (v) each of the proposed post-Closing Golden River officers and directors and beneficial holders of more than 5% of outstanding post-Closing Golden River common stock, and (vi) all post-Closing Golden River officers and directors as a group. Except as otherwise indicated, Golden River believes, based on information furnished by such owners, that the beneficial owners of the Golden River common stock listed below will have sole investment and voting power with respect to such shares, subject to community property laws where applicable. The number of shares shown in the table reflect the proposed 1-for-4 reverse stock split.



                                                               PERCENTAGE                             PERCENTAGE
                                             AMOUNT OF             OF             AMOUNT OF               OF
                                            COMMON STOCK       OUTSTANDING       COMMON STOCK         OUTSTANDING
                                            BENEFICIALLY         COMMON          BENEFICIALLY            COMMON
                                             OWNED PRE-         STOCK PRE-        OWNED POST-         STOCK POST-
NAME AND ADDRESS                              CLOSING           CLOSING (1)         CLOSING           CLOSING (2)



67849 Capital Ltd.                             295,550             6.64%            295,550               1.50%
Box 209, Chancery Court
Leeward Highway Providenciales
Turks & Caicos, West Indies

David St. Clair Dunn(3)                         25,000             0.56%             25,000               0.13%
1154 Marine Drive
Gibsons, British Columbia
Canada V0N 1V1

Robert Bruce Manery(4)                          48,000             1.09%             48,800               0.25%
2420 Pandosy Street
Kelowna, British Columbia
Canada V1Y 1T8

Roger D. Watts(4)                               48,800             1.09%             48,800               0.05%
200-537 Leon Avenue
Kelowna, British Columbia
Canada V1Y 2A9

International Seafarers Association Ltd.                                            916,666               4.66%
Chancery Court
Providenciales
Turks and Caicos Islands, British West Indies

Alistar Rickards                                                                  2,083,334              10.60%
16 Aspen Grove
Upminster Essex
England RM142HZ



Golden River Resources Inc. Proxy Statement - Page 22



                                                               PERCENTAGE                             PERCENTAGE
                                             AMOUNT OF             OF             AMOUNT OF               OF
                                            COMMON STOCK       OUTSTANDING       COMMON STOCK         OUTSTANDING
                                            BENEFICIALLY         COMMON          BENEFICIALLY            COMMON
                                             OWNED PRE-         STOCK PRE-        OWNED POST-         STOCK POST-
NAME AND ADDRESS                              CLOSING           CLOSING (1)         CLOSING           CLOSING (2)

Dan Collins (5)                                                                   4,256,404              21.66%
100 - 1295 Stevens Road
Kelowna, British Columbia
Canada V1Y 2S9

Tom Beadman(5)                                                                    2,429,392              12.36%
100 - 1295 Stevens Road
Kelowna, British Columbia
Canada V1Y 2S9

Scott McLean(5)                                                                     845,559               4.30%
100 - 1295 Stevens Road
Kelowna, British Columbia
Canada V1Y 2S9

Greg Shannon                                                                         28,609               0.15%
3000-700 - 9th Avenue, S.W.
Calgary, Alberta
Canada T2P 3V4

Mervyn Weiss                                                                        286,091               1.46%
Merv-Co Holdings Ltd.
6353 Renfrew
Peachland, British Columbia
Canada V0H 1X0

Vern Berg, Superintendent of Schools                                                   -0-                --
School District No. 67
Okanagan Skaha
425 Jernyn Avenue
Penticton, British Columbia
Canada V2A 1Z4

All pre-Closing Golden River officers         122,600              2.70%            122,600               0.62%
and directors as a group (3 persons)(6)

All post-Closing Golden River officers         48,800              1.09%          7,894,855              40.09%
and directors as a group (7 persons)(4)


-------------------

(1) Based on 4,698,775 shares of common stock outstanding pre-Closing. If a person listed on this table has the right to obtain additional shares of common stock within sixty (60) days from October 6, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(2) Based on 19,654,250 shares of common stock outstanding post-Closing. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from October 6, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(3)  Includes options to purchase 25,000 shares of common stock.

(4)  Includes options to purchase 37,500 shares of common stock.


Golden River Resources Inc. Proxy Statement - Page 23

(5)  Held of record by a family trust.

(6)  Includes options to purchase 100,000 shares of common stock.


BACKGROUND INFORMATION ON COLUMBUS

Information with respect to Columbus, including audited financial statements for the fiscal period ended June 30, 2000, are attached as Appendix C, and incorporated by reference.

GENERAL

Established in 1997, Columbus Networks Corporation (CNC) is a privately owned Kelowna based company in the business of providing sector-specific electronic recruitment services to educators, school districts, universities and private educational employers in the education system of Canada.

Services include on-line resume services, job postings, a bookstore, electronic application forms as well as other related services that meet the needs of the client. Columbus intends to expand the scope of services within the ECN by adding unique entry portals for students, teachers and employers. These portals will be distinctive storefronts to other resources, services and features that will benefit both the employer and educators.

The EDUCATION CANADA NETWORK is currently the number one ranked education employment opportunities network in Canada and is endorsed by over 25 educational associations and government/ corporate agencies. In the past 3 months, the ECN has more than doubled in size to 215 members across Canada and is growing at a rate of 10-15 new members each month. Columbus Networks will be introducing their two (2) newest sites, the Education America Network and the Global ESL Network in mid-September.

There are approximately 120 countries around the world that access the ECN on a daily basis and Columbus anticipates meeting the demand for educators throughout the world by expanding its services into the U.S. as well as globally through an aggressive marketing strategy.

As of October 24, 2000, the ECN website has had 220,000 unique visitors from 122 countries during the last 12 months.

COLUMBUS' PRODUCTS

Columbus specializes in the development of educational electronic recruitment web sites including:

         EDUCATION CANADA NETWORK
         EDUCATION AMERICA NETWORK
         GLOBAL ESL NETWORK



Golden River Resources Inc. Proxy Statement - Page 24

Columbus is able to provide its clients/customers with a high quality, cost effective and efficient alternative to recruiting educators to fill job vacancies, based on a unique dynamic use of technology and the Internet.

Columbus SELLS MEMBERSHIP services, which include:

JOB POSTINGS. Columbus currently handles the placement of all job postings placed on the ECN. Each membership entitles the employer to unlimited postings throughout the year. In the past 48 months over 5,625 jobs have been posted in the ECN. Over the next month this entire process will be automated and then ultimately handed over to the employers to run themselves. Numerous school districts and private employers are awaiting this feature.

RESUME SEARCHES. A fully automated feature of the ECN, EAN and GEN, the Resume Registry handles all posted resumes as well as all resume search functions by employers. The dynamic new interface and easy-to-use search mechanism allow even non-experienced Internet users to handle the system with ease. A simple click of the mouse can call up hundreds or thousands of resumes in a matter of seconds. The quality and integrity of this database is assured by having resumes removed that have not been updated within a three-month period.

JOB ALERTS. Daily e-mails are sent out to all resume holders to alert them about new job postings that have been posted on the ECN. This is another function that will soon be fully automated. Job seekers will have options available to them to customize which job alerts they get and from which province. For example, it is possible for a teacher to specify that they only want to receive secondary math postings from British Columbia and Ontario and the job alert function will email them all the pertinent details of such a posting that matches their pre-set criteria immediately upon it being posted.

CLIENT & TECHNICAL SERVICES. Members are provided with a toll free 1-800 number in which they can call at anytime for support on everything from job posting assistance to resume search help.

Columbus provides FREE SERVICES to educators, which include:

POSTING OF A RESUME. All visitors to the ECN, EAN AND GEN have the opportunity to post, edit, renew, or delete their own personalized resume 24 hours a day. Additional features to be added will include the ability to apply to postings with the simple click of their mouse. This feature will automatically pull the job seekers resume directly out of the Resume Registry and Student Registry, and submit it into the electronic mailbox of that particular employer.

FAST FIND SEARCH ENGINE. This unique search engine will allow job seekers to search for any posting across Canada, United States or the world that matches their qualifications or experience in less than five seconds. The advantage of this search function is that to do this by any other means or method would result in buying every newspaper in each country. Using the Columbus' system, a job seeker can conduct the search from home, the school, or any other location in seconds using the Internet.


Golden River Resources Inc. Proxy Statement - Page 25

THE MARKET FOR COLUMBUS' SERVICES

In 1998, Forrester Research reported that 17% of Fortune Global 500 companies used the Internet for recruiting. A year later, 45% of Fortune Global 500 companies actively recruited online. It is estimated by Forrester that by 2003 employers will spend $1.7 billion on e-recruiting services, which is up from $105 million in 1998. [Source: Fortune Magazine, July 1999].

Industry growth in e-recruitment as a whole is expected to be unprecedented in the next 5 to 10 years. The July 1999 issue of Windows Magazine states that, "AMERICAN EMPLOYERS SPENT APPROXIMATELY $108 MILLION DOLLARS ON JOB POSTINGS ON THE INTERNET AND EXPECTS THIS FIGURE TO RISE TO $5 BILLION DOLLARS ANNUALLY". It went on to state that "by the year 2004, that as many as 98% of all employers will do some form of advertising on electronic job posting sites". The highlight of the article was that it identified that those e-recruitment networks and job posting web sites that focused on specific sectors (e. g., EDUCATION, health, law) rather than careers in general would see the highest growth potential. Recent teacher supply and demand studies in Ontario, Australia, New Zealand, United States and the U. K. are forecasting a teacher shortage crisis. The implications of teacher shortages will, therefore, not be confined to Canada in coming years.

The following provides excerpts from studies that summarize some major points related to teacher supply and demand around the world:

Ontario 1<F1>:

     o Over 41,000 or about one-quarter of Ontario teachers will retire by 2003, increasing to over 78,000 or almost half of the provinces teaching force by 2008.

United States 2<F2>:
     o    United States facing largest teacher shortage in its history
     o U. S. secretary of education expects demand for additional teachers to reach 200,000 per year for next 10 years with first time teachers accounting for between one-half to two-thirds of them.

Australia 3<F3>:

     o Aging teaching force expected to result in increased teacher losses related to retirement averaging about 3,000 teachers over the period ending in 2004.

United Kingdom 4<F4>:

     o $25 million hardship fund is available from the Department for Education and Employment for those in subjects where teacher shortage exists, at the secondary level.

------------------------
[FN]
<F1>
1 Ontario College of Teachers Supply and Demand Model
<F2>
2 Article published in the American publication Phi Delta Kappan
<F3>
3 November 1998 study commissioned by the Australian Council of Deans of
  Education.
<F4>
4 United Kingdom Department for Education and Employment



Golden River Resources Inc. Proxy Statement - Page 26

     o    $325 million being offered in short-term to boost recruitment

American school districts are currently receiving funds - a total of $1.2 billion - that will enable them to recruit, hire, and train new teachers for the 1999-2000 school year. This is just the first installment of an initiative that is anticipated to provide $12.4 billion4 over 7 years to help schools hire 100,000 new teachers. The appropriation for fiscal year 2000 is 1.3 billion.

COLUMBUS' STATED BUSINESS OBJECTIVES

Columbus' key business objective is to expand and build on its current market share in Canada and expand into the United States. Work is already in progress to expand the ECN model into the U. S. and world markets by mid-September, 2000.

As an important component in its marketing strategy, Columbus intends to use educational associations and organizations around the world as marketing/ development channels to achieve its business and marketing objectives.

Columbus aims to:

     o    Increase the number of clients in the Education Canada Network;
     o    Develop the Education America Network for the United States;
     o    Develop the Global ESL Network
     o Develop education networks for Korea, the United Kingdom, Japan and other countries that are all connected to one world wide network;
     o Provide clients/ customers with an efficient, cost-effective recruitment tool;
     o    Maintain customer service levels of the highest standard; and
     o Increase its revenue base by developing additional on-line resources/ services for educators

Columbus' four primary objectives over the next 24 months are: (1) Generate and develop a revenue model to assure that Columbus becomes profitable and self-sustainable by March 2001; (2) to achieve an 80%market share in Canada and a 10% market share in the U. S. by April 2002; (3) Continue to develop services that meet the needs of our clients on a global scale; (4) to achieve national brand name recognition of our networks in Canada, the U. S. and the world.

ADMINISTRATION

The estimated aggregate monthly administration costs that will be incurred in order for Columbus to achieve its stated business objectives is $21,225.00 per month.

The following is a breakdown of the costs of monthly administration disclosed above including any anticipated variations:

--------------------------
[FN]
<F5>
5 U.S. Department of Education

Golden River Resources Inc. Proxy Statement - Page 27

         Salaries                                    $12,693

         Rent and Office                              $1,676

         Telephone/Fax                                  $356

         Professional Fees                            $5,000

         Regulatory/Transfer Agent                    $1,500
                                                     --------
         Total                                       $21,225
                                                     ========

These costs will increase significantly during the calendar 2000 as Columbus adds to its sales force and technical support staff. See "Columbus' Stated Business Objectives" and "Milestones".

SUMMARY OF FINANCIAL OPERATIONS

The following tables set out selected financial information about Columbus - its Balance Sheet as at June 30, 2000, Statements of Operations and Deficit for the period ended June 30, 2000, representing Columbus' first year of operation, and for Columbus Communications (a Partnership) for the periods July 1, 1998 to June 30, 1999 and July 1, 1999 to December 15, 1999. Columbus was inactive until December 1, 1999 so its first year of operation includes seven active months. The completed financial statements of Columbus are attached as Appendix C to this Proxy Statement.


                           BALANCE SHEET OF COLUMBUS
                                    (audited)
                                  JUNE 30, 2000

         ASSETS

         Current Assets                                $45,050
         Property and Equipment                         51,271
         Website Development                            19,790
                                                      --------
         Total Assets                                 $116,111
                                                      ========

         LIABILITIES

         Current Liabilities                         $  60,399
         Subscription for shares                         1,689
         Share Capital                                 293,178
         Deficit                                      (241,191)
         Cumulative translation adjustment                2036
                                                      --------
         Total Liabilities and Equity                 $116,111
                                                      ========


Golden River Resources Inc. Proxy Statement - Page 28


                            STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED JUNE 30, 2000(1), June 30, 1999(2) and December 15, 1999(2)


                                  YEAR ENDED             PERIOD FROM             YEAR ENDED
                                JUNE 30, 2000          JULY 1, 1999 TO            JUNE 30,
                                      (1)<F1>            DECEMBER 31,             1999 (2)<F2>


REVENUES                            $39,947                 $53,850               $83,217

Travel, conferences and              48,860                   8,710                16,826
promotion

Amortization                          5,694                   1,071                 1,837

Inducement fee                       18,996

Professional fees                    18,858                     733                   993

Wages and benefits                  137,098                                            -

Website development                   2,558                  16,488                20,990

Other costs                          49,074                   7,833                11,312

OPERATING COSTS                     281,138                  34,835                51,958


NET PROFITS (LOSS)                $(241,191)                $19,015               $31,259

(1)<F1>  for Columbus - audited
(2)<F2>  for Predecessor Business - Columbus Communications - unaudited


DISCUSSION AND ANALYSIS OF COLUMBUS' OPERATIONS

The following sets forth a discussion and analysis of the operating results and financial condition of Columbus for the year ended June 30, 2000. This discussion and analysis should be read in conjunction with the audited financial statements of Columbus included and attached to this Proxy Statement as Appendix C.


OPERATIONS

In the fiscal year ended June 30, 2000 Columbus derived aggregate revenues of $39,947, incurred aggregate expenses of $281,138 and incurred a net loss of $241,191. During the four and one half month period ended December 15, 1999 Columbus Communications derived aggregate revenues of $53,850, incurred aggregate expenses of $34,835 and incurred net income of $19,015. During the year ended June 30, 1999 Columbus Communications derived aggregate revenues of $83,217, incurred aggregate expenses of $51,958 and incurred a net income of $31,259

REVENUE. The revenues for the fiscal year ended June 30, 2000 are comprised primarily of membership fee revenue earned from subscribers to the Education Canada Network, net of a revenue sharing fee of approximately 60% paid to CASA, and management fees of $12,773


Golden River Resources Inc. Proxy Statement - Page 29 earned from CASA. CASA assists with establishing the subscriber base of Columbus. As of July 1, 2000 Columbus will be paying an annual fixed fee of approximately $14,000 in place of the revenue sharing arrangement previously in place. Revenue sharing fees for the fiscal period ended June 30, 2000 were approximately $35,000.

The deferred revenue as at June 30, 2000 of $25,115 is comprised primarily of membership fees received at June 30, 2000 that pertain to the subscription period July 1, 2000 to June 30, 2001. A further $122,000 of annual subscription fees were billed in July and August 2000.

OPERATING EXPENSES. Travel, conferences and promotion - A significant amount of travel and attending at conferences took place in the year ended June 30, 2000 to establish contacts with potential subscribers and arrange financing.

     o Amortization - This expense includes amortization of website development costs incurred in the current year.

     o Professional fees - These expenses include fees for services to Columbus' legal counsel and accountants and relate primarily to interim financial reporting and consulting.

     o Wages and benefits - These expenses include wages for management, office administration and website planning and maintenance.

The operating expenses of Columbus Communications do not include any remuneration to the partners for their services in connection with the operation of the business or development of the Education Canada Network.

LIQUIDITY AND CAPITAL RESOURCES AND FINANCIAL POSITION

In the past Columbus Communications satisfied its working capital and capital expenditure requirements from a combination of partners' contributions and cash flow from operations. Columbus has satisfied its working capital and capital expenditure requirements primarily from equity financing.

The following is a summary of the cash flows of Columbus and Columbus Communications for the periods ended as noted:


Golden River Resources Inc. Proxy Statement - Page 30


    CASH FLOW DATA            YEAR ENDED              PERIOD FROM           YEAR ENDED
   CASH FLOW SOURCES       JUNE 30, 2000 (1)<F1>      JULY 1, 1999            JUNE 30,
        (USES)                                        TO DECEMBER            1999 (2)
                                                      31, 1999 (2)<F2>


Operating Activities          $(188,987)                $14,835              $21,370

Investing Activities            (76,753)                 (9,857)              (1,578)

Capital Requirements
before Financing Activities    (265,740)                  4,978               19,792

Financing Activities            295,690                  (4,978)             (29,035)

Foreign currency
translation adjustment            2,036                       -                    -

Net increase (decrease)
in Cash                          31,986                       -               (9,243)

Cash, Beginning of period             -                       -                9,243
                             ===========                =========           =========

Cash, End of Period             $31,986                 $     -             $      -

<F1>
(1)     for Columbus - audited
<F2>
(2)     for Predecessor Business - Columbus Communications - unaudited


The investing activities of Columbus for the year ended June 30, 2000 comprise of the acquisition of property and equipment, the Education Canada Network website including all related contracts and website development costs capitalized.

The financing activities of Columbus for the year ended June 30, 2000 comprise primarily of the receipt of cash from the subscription for shares.

As at the October 24, 2000, the Corporation has cash on hand of Cdn.$114,371.

Management expects future cash flows for the following year to be derived from:
o membership fees for subscribing to the Education Canada Network, the bulk of which is expected to be received during the quarter ended October 31, 2000 from renewal of subscriptions existing at June 30, 2000;

o advertising fees expected to be charged for advertising on the Education Canada Network; and

o equity financing in connection with the Transaction pursuant to the Share Exchange Agreement as described in this Proxy Statement.


Golden River Resources Inc. Proxy Statement - Page 31

FINANCIAL POSITION

As at June 30, 2000 Columbus:

o had current liabilities in excess of current assets, of $15,349, however current liabilities include unearned revenue representing membership fees received that will be recognized as revenue over the subscription term.

o    had no long-term borrowings; and

o is not in arrears on the payment of dividends, interest or principal payments on borrowing.

CAPITAL RESOURCES

Management expects to fund ongoing operations from membership fees of approximately $122,000 invoiced subsequent to the June 30, 2000 period end, further membership fees from new subscribers and the expected issuance of share capital by Columbus before and by GDRV subsequent to Transaction pursuant to the Share Exchange Agreement as described in this Proxy Statement.

MANAGEMENT

Directors, officers and senior employees of Columbus are:

DAN COLLINS, President/CEO

Mr. Collins is a 1986 graduate of the Business Development Program at the British Columbia Institute of Technology. He served for seven years as a business development coordinator with the provincial government providing small communities and towns throughout British Columbia with business assistance's, training and expertise. He has served as a lecturer, facilitator, trainer and guest speaker on business development for the provincial and federal governments for a number of years and has also worked with First Nations bands and small business development. In 1988, the Honorable Grace McCarthy awarded Mr. Collins a medal for his contribution to business development in British Columbia. He was responsible for the creation and design of several government small business publications, including "Export BC". He also designed and developed a 350-page small business facilitation manual "Starting a Successful Business". In relation to the education sector, Mr. Collins served as school board trustee in School District No. 28 (Quesnel) from 1994 to 1997 and as a result has in depth knowledge of school board operations.

SCOTT MCLEAN, Vice President/CFO

Mr. McLean is a graduate of the Canadian Securities Institute and has spent the last twelve years as a senior investment advisor/stockbroker. His expansive securities experience has enabled him

Golden River Resources Inc. Proxy Statement - Page 32 to actively participate in numerous financings from seed capital and private placement stages through to the initial public offering.

In 1996, Mr. McLean became a founding member of the Okanagan Venture Network helping small companies seek alternative financings, where he remains a current director. Mr. McLean is a registered representative.

THOMAS BEADMAN, Vice President/Director - Client/Network Services (Canada)

Mr. Beadman has been involved in the computer industry since the early 1990s. In 1997, he became the Program Coordinator for the Computer Tech and Disabled Entrepreneur Program of the Community Futures Development Corporation ("CFDC") in Williams Lake, B.C.. He is a former board member of the Learning Disabilities Association of B. C. and also co-chaired the B. C. Provincial Task Force for Entrepreneurs with Disabilities.

Mr. Beadman has trained people on business and the Internet and co-wrote a business manual that is currently being used by the CFDC as a training manual for their clients.

GREG SHANNON - Proposed Corporate Secretary and Director

Mr. Shannon is a barrister and solicitor practicing at Miller Thomson LLP in Calgary, Alberta. He is a lawyer in both Canada and the United States and has practiced in the areas of taxation, business law, securities law and sports and entertainment law.

After completing his legal training both in the United States and Canada, he practiced with a tax and securities firm in Laguna Hills, California. In 1993, he returned to Canada and practiced in Kelowna, British Columbia, until recently moving to Alberta. Mr. Shannon has extensive involvement in contract negotiations including cross-border ventures; structuring financings for both private and public companies in high tech, industrial and mining sections; and off-shore tax planning for corporations and professional athletes. Mr. Shannon has acted as counsel for various non-profit organizations in British Columbia, Alberta and the United States and for various high tech and emerging enterprises.

He has lectured at numerous seminars on cross-border tax and estate planning and various corporate finance topics. Since 1996, Mr. Shannon has been a director and the Vice-Chair of the Canadian Council of Better Business Bureaus. Mr. Shannon has also recently founded The Calgary Enterprise Forum Society.

MIKE SPROULE, Director - Client/Network Services (U.S. & International)

Mr. Sproule is a graduate of Wilfrid Laurier University with a Bachelor of Arts in Economic and Political Science (1992). He is also a candidate for a Master of Art in International Studies from the University of Northern British Columbia
(2000). Mr. Sproule is an entrepreneurial individual who for the past five years has been involved in a number of businesses including a


Golden River Resources Inc. Proxy Statement - Page 33 neighborhood pub in Victoria and a consulting company, which assisted individuals in planning and setting up small business ventures.

Included in his entrepreneurial activities, Mr. Sproule has extensive knowledge in small business development on the Internet including business planning, web design/ maintenance and web site marketing. Mr. Sproule's efforts have been recognized nationally with the receipt of two awards: the Young Navigator's IT Entrepreneur Award (1999) and 2nd runner-up in the CIBC-ACE National Student Entrepreneur of the Award (1997).

IAN BRADSHAW, Customer Relations (Client/Network Services - Canada)

Over the past 3 years, Mr. Bradshaw has been involved as a contractor to the Canadian School Board Association (CSBA) in various capacities. Most recently he has been involved in working with such corporations as Microsoft, Northern and Indian Affairs, NRCAN, SchoolNet, Canadian Aerospace Program, Geotext on behalf of the CSBA in raising monies. He will work closely with the Director of Client/Network Services in Canada and brings experience and knowledge to Columbus in the ongoing development of the Canadian market.

RAYMOND LAMBE, Programmer

Mr. Lambe began web site development and programming six years ago while attending Memorial University in Newfoundland. He worked in a variety of computer related fields, including computer technician, ISP administration/ support, web site development and application, and CGI and console programming. For the past three years he has worked as a web developer/ programmer for the Newfoundland and Labrador Heritage web site. Mr. Lambe provides Columbus with a unique advantage in the market place by having our own in-house developers.

GEEKIYANAGE DULEEPA WIJAYAWARDHANA, Web/ Graphic Designer

Mr. Wijayawardhana holds a B. C. (Hons) degree in German/ History and an M. A. degree in History from Memorial University in Newfoundland. During his university career at Memorial, Mr. Wijayawardhana was Editor-in-Chief (1994-95) and Production Manager (1993-94) of the Muse student newspaper and Editor/ Designer of the Cap and Gown Yearbook (1995). In 1996, he was awarded the Birks Medal for Student Leadership and Involvement and the University Medal for Academic Excellence in German. He has been working as a graphic/ layout designer for the last 8 years and as a web developer for the last 6 years. For the last two to three years Mr. Wijayawardhana worked with the Newfoundland and Labrador Heritage Web Site Project as a web/ multimedia designer. In 1999, he formed a partnership with Raymond Lambe under "DigitalRnD" in order to work on web sites and solutions on a freelance basis. Like Mr. Lambe, Mr. Wijayawardhana provides Columbus with a distinct advantage of being able to do all design work in-house.


Golden River Resources Inc. Proxy Statement - Page 34

CHARLA MOSS, Web/ Graphic Designer

Ms. Moss began her studies at the University of Calgary where she received a Bachelor of Fine Arts and recently finished a post-graduate program in Interactive Multimedia at Sheridan College in Ontario. In 1996 Charla traveled to Honduras, Central America to teach children's programs. She later worked on a campus-wide fundraiser to raise funds for Honduras after the devastation of Hurricane Mitch. Multimedia became a focus in her studies in 1997. Since then, Charla has developed projects such as an interactive game for children to aid them in problem solving, a website for Montclair Bottled Water, as well as an online restaurant. Charla will be working on the animated tours for our web sites as well as an interactive promotional CD for educational employers around the world.

In addition to the individuals listed above, Columbus has three (3) other employees that play an important role in the day-to-day operations. JENNETTA HOBSON, Office Manager, handles all administrative duties for the entire office. GLENNA LENNOX and CHRISTINE GERLISTCH, Client Services Representatives, provide support services (includes job postings) to all our network customers. It is anticipated that an additional five (5) CSR will be hired to meet the demands placed on the company by the addition of the Education America and Global ESL Networks.

PRO FORMA INFORMATION

Golden River and Columbus Unaudited Pro Forma Consolidated Financial Information is attached hereto as Appendix D.

COMPARATIVE PER SHARE DATA

The following table presents historical data for Golden River and Columbus and pro forma per share data giving effect to the Acquisition on the basis described in the notes to the pro forma combined condensed financial statements included elsewhere herein. The table should be read in conjunction with the historical financial statements of Golden River and Columbus and the pro forma financial statements included elsewhere herein. Historical per share information for Golden River gives effect to the proposed 1-for-4 reverse stock split, since approval of the reverse stock split is necessary to effect the Acquisition. The "Columbus Equivalent" data has been determined by multiplying the "Columbus Historical" data by .6322, which is the number of shares of Columbus common stock to be exchanged for each post-reverse split share of Golden River common stock received by the Columbus shareholders. See the Golden River Unaudited Pro Forma Consolidated Financial Information attached hereto as Appendix D.

                         GOLDEN RIVER        COLUMBUS          COLUMBUS
                          HISTORICAL        HISTORICAL        EQUIVALENT
                          YEAR ENDED        YEAR ENDED        YEAR ENDED        PRO FORMA
                        JUNE 30, 2000      JUNE 30, 2000     JUNE 30, 2000       COMBINED


Net loss                    $0.14              $0.06             $0.04            $0.04
Cash dividends                --                 --                --               --



Golden River Resources Inc. Proxy Statement - Page 35

                                                               COLUMBUS
                  GOLDEN RIVER            COLUMBUS            EQUIVALENT        PRO FORMA
                 JUNE 30, 2000          JUNE 30, 2000        JUNE 30, 2000       COMBINED


Book value          $ (0.06)                $0.00                $0.00            $0.01


THE STOCK SPLIT

The board of directors has proposed, subject to shareholder approval, to effect a 1-for-4 reverse stock split whereby every four (4) shares of Golden River's currently outstanding shares of common stock will be exchanged for one share of common stock. There are presently 18,795,101 shares outstanding, and the reverse split would reduce this number to approximately 4,698,775 shares. The reverse split will not alter the number of shares of common stock authorized for issuance, which will remain at 50,000,000 shares.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

In addition to the reverse stock split being a condition precedent to the consummation of the Acquisition of Columbus, Golden River management is proposing the reverse stock split for the following reasons: management believes a reverse stock split will (1) reduce the number of outstanding shares of common stock and thereby make available shares of common stock with which to acquire assets into Golden River; and (2) help raise the trading price of Golden River's common stock. In discussions by the Golden River's executive officers with members of the brokerage and banking industries, Golden River has been advised that the brokerage firms might be more willing to evaluate Golden River's securities as a possible investment opportunity for their clients and may be more willing to act as a market maker in Golden River's securities if the price range for Golden River's common stock were higher. Management believes that additional interest by the investment community in Golden River's stock, of which there can be no assurance, is desirable.

Golden River management of also believes that existing low trading prices of Golden River's common stock may have an adverse impact upon the current level of the trading market for the common stock. In particular, brokerage firms often charge higher commissions for transactions involving low-priced stocks than they would for the same dollar amount of securities with a higher per share price. Some brokerage firms will not recommend purchases of low-priced stocks to their clients or make a market in such stock, which tendencies may adversely affect the liquidity for current shareholders and Golden River's ability to obtain additional equity financing.

EFFECTS OF APPROVAL OF THE REVERSE STOCK SPLIT

Theoretically, the market price of Golden River's common stock should increase approximately 4-fold following the proposed reverse stock split. It is hoped that this will result in a price level which will overcome the reluctance, policies, and practices of broker-dealers described above


Golden River Resources Inc. Proxy Statement - Page 36 and increase interest in Golden River's common stock by investors. Shareholders should note that the effect of the reverse stock split upon the market price for Golden River's common stock cannot be accurately predicted. Further, there can be no assurance that the per share market price of the post-split common stock will trade at a price 4 times the price of the pre-split common stock or, if it does, that the price can be maintained at that level for any period of time.

On October 23, 2000, the closing bid and asked prices of Golden River's common stock were $0.06 and $0.08 per share, respectively, as reported by the OTC Bulletin Board. The foregoing quotation reflects inter-dealer prices, without retail mark-up mark-down, or commission and may not represent actual transactions.

Management, by implementing a reverse stock split, does not intend to "take the company private" by decreasing the number of shareholders of Golden River. Management does not believe that a 1-for-4 reverse stock split would result in any shareholders being eliminated or closed out as a result of holding less than one share after the reverse stock split. Approximately 35 shareholders as of October 6, 2000, have a number of shares not evenly divisible by 4. As disclosed below, Golden River will round to the nearest whole share instead of issuing fractional shares resulting from the reverse stock split.

PROCEDURE FOR IMPLEMENTING THE REVERSE SPLIT

If this proposal is adopted by the shareholders, four (4) shares of pre-split common stock will be exchanged for each share of post-split common stock. Shares of post-split common stock may be obtained by surrendering certificates representing shares of pre-split common stock to Golden River's transfer agent, Computershare Investor Services, (formerly American Securities Transfer, Inc.), 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228 (the "Transfer Agent"). To determine the number of shares of post-split common stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the Transfer Agent on the date upon which the reverse split becomes effective will be divided by 4. Upon surrender to the Transfer Agent of the share certificate(s) representing shares of pre-split common stock and the applicable transfer fee, which presently is $20 per new certificate issued payable by the holder, the holder will receive a share certificate representing the appropriate number of shares of post-split common stock. If the division described above results in a quotient which contains a fraction, Golden River will round to the nearest whole share instead of issuing a fractional share. Shareholders are not required to exchange their certificates of pre-split Common stock for post-split common stock. It is anticipated that the reverse split will be effected immediately following receipt of the necessary shareholder approval.

FEDERAL INCOME TAX EFFECTS OF THE STOCK SPLIT

Holders of common stock will not be required to recognize any gain or loss if the reverse stock split is effected. The tax basis of the aggregate shares of post-split common stock received by present shareholders will be equal to the basis of the aggregate shares of the pre-split common stock exchanged therefor. The holding period for shares of post-split common stock will include


Golden Resources Inc. Proxy Statement - Page 37 the holding period of the pre-split common stock when calculated for purposes of taxation or sales under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Rule 144 requires that "restricted securities," as defined in Rule 144, be held at least two years before routine sales can be made in accordance with the provisions of the Rule. Rule 144 provides that shares issued in a reverse stock split are deemed to have been held from the date of acquisition of the shares involved in the reverse stock split.

MORE INFORMATION

Holders are urged to review the information contained in Appendix B - Golden River's Form 10-KSB for the fiscal year ended June 30, 2000. Representatives of KPMG LLP, the principal accountants, are not expected to be present at the Special Meeting.

PROPOSALS OF SHAREHOLDERS FOR 2001 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2001 Annual Shareholders' meeting must be received by the corporate secretary, Golden River Resources Inc., 2420 Pandosy Street, Kelowna, British Columbia, V1Y 1T8 Canada, prior to June 30, 2001.

OTHER MATTERS

Management of Golden River knows of no other matters to be acted upon at the Special Meeting. However, as to any other business that may properly come before the Special Meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the board of directors.

INCORPORATION BY REFERENCE

Golden River's annual report for the fiscal year ended June 30, 2000 on Form 10-KSB is incorporated by reference herein. Copies of this report are available, without charge, upon written request to Bruce Manery, Corporate Secretary, Golden River Resources Inc., 2420 Pandosy Street, Kelowna, British Columbia V1Y 1T8 Canada, and is annexed hereto as Appendix B.



Golden River Resources Inc. Proxy Statement - Page 38

                                   APPENDIX A
                               EXCHANGE AGREEMENT

                            SHARE EXCHANGE AGREEMENT



                                  BY AND AMONG:



                   THOSE SECURITYHOLDERS OF COLUMBUS NETWORKS
                            CORPORATION AS INDICATED
                             ON SCHEDULE "A" HERETO

                                       and

                          COLUMBUS NETWORKS CORPORATION

                                       and

                           GOLDEN RIVER RESOURCES INC.



                                 Dated Effective
                                October 30, 2000

                                TABLE OF CONTENTS





SCHEDULE "A"   -     COLUMBUS NETWORKS CORPORATION SECURITYHOLDERS -
                     COLUMBUS NETWORKS CORPORATION SHARES AND GOLDEN RIVER
                     RESOURCES INC. SHARES TO WHICH THEY ARE ENTITLED
SCHEDULE "B"   -     AUDITED FINANCIAL STATEMENTS OF GOLDEN RIVER RESOURCES INC.
                     AS AT JUNE 30, 2000
SCHEDULE "C"   -     LEASE
SCHEDULE "D"   -     EMPLOYMENT AGREEMENTS
SCHEDULE "E"   -     LIST OF OFFICERS/DIRECTORS
SCHEDULE "F"   -     BANK ACCOUNT
SCHEDULE "G"   -     INTELLECTUAL PROPERTY
SCHEDULE "H"   -     LETTERS OF CREDIT
SCHEDULE "I"   -     LIST OF MOTOR VEHICLES
SCHEDULE "J"   -     MATERIAL CONTRACTS
SCHEDULE "K"   -     LIST OF CUSTOMER ACCOUNTS
SCHEDULE "L"   -     INSURANCE POLICIES
SCHEDULE "M"   -     LITIGATION PENDING
SCHEDULE "N"   -     AUDITED FINANCIAL STATEMENTS OF COLUMBUS NETWORKS
                     CORPORATION AS AT JUNE 30, 2000

                            SHARE EXCHANGE AGREEMENT


THIS AGREEMENT made effective October 30, 2000.


AMONG:


          THE SECURITYHOLDERS OF COLUMBUS NETWORKS CORPORATION, AS INDICATED ON SCHEDULE "A" ATTACHED HERETO (collectively, the "CNC Securityholders", and in the singular, a "CNC Securityholder")


AND:

          COLUMBUS NETWORKS CORPORATION, a body corporate incorporated under the laws of the Province of British Columbia ("CNC")

AND:

          GOLDEN RIVER RESOURCES INC., a body corporate incorporated under the laws of the State of Nevada and trading on The Over The Counter Bulletin Board ("OTCBB") (the "GDRV")

WITNESSES THAT:

WHEREAS:

A. CNC, on behalf of the CNC Securityholders, and GDRV have entered into a Letter of Intent dated August 15, 2000 respecting the share exchange transaction herein contemplated;

B. Each of the CNC Securityholders beneficially owns the number of CNC Shares set forth opposite their names in Schedule "A";

C. The CNC Securityholders, CNC and GDRV desire to effect the exchange of the CNC Shares for GDRV Shares, upon the terms and conditions and in the amounts as set forth herein; and

D. The Principal as (hereinafter defined) is prepared to make certain representations, warranties and covenants for and on behalf of the CNC Securityholders.

          NOW THEREFORE in consideration of the payment by each of the parties hereto of the sum of $10.00 to the other parties, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1 - INTERPRETATION

1.1       DEFINITIONS

          In this Agreement and the recitals hereto, the following words and phrases have the following respective meanings:

     (a) "Act" means the SECURITIES ACT (British Columbia), as from time to time amended and supplemented;

     (b) "Agreement" means this agreement and all amendments made hereto by written agreement amongst the CNC Securityholders, CNC and GDRV;

     (c) "Business Day" means any day other than a Saturday, Sunday or a statutory holiday in the City of Kelowna, British Columbia;

     (d) "Closing" means the completion of all transactions and matters under this Agreement to occur on or before the Closing Time;

     (e) "Closing Time" means at such time as the terms and conditions set out in this Agreement have been met and satisfied;

     (f) "CNC Financial Statements" means the financial statements for CNC attached as Schedule "N";

     (g) "CNC Shares" means all of the issued and outstanding Class "A" and Class "B" Common Shares in the capital of CNC, as set forth in Schedule "A", to be transferred to GDRV under this Agreement;

     (h) "Constating Documents" means with respect to GDRV or CNC, as the case may be, the Memorandum, Articles of Incorporation and By-laws pursuant to which such corporation was incorporated, together with any and all amendments to such memorandum and articles;

     (i) "Information Circular" means that certain information circular or Proxy Statement of GDRV relating to the Special General Meeting of Shareholders where , INTER ALIA the Reverse Take-over, will receive consideration by all of the shareholders of GDRV;

     (j)  "Intellectual  Property"  means  with  respect  to CNC,  all right and interest to all patents, patents pending, inventions, know-how, any operating or identifying name or registered or unregistered trademarks and tradenames, all computer programs, licensed end-user software, source codes, products and applications (and related documentation and materials) and other works of authorship (including notes, reports, other documents and materials, magnetic, electronic, sound or video recordings and any other work in which copyright or similar right may subsist) and all copyrights (registered or unregistered) therein, industrial designs (registered or unregistered), franchises, licences, authorities, restrictive covenants or other industrial or intellectual property used in or pertaining to CNC including the items described in Schedule "G" and all lists of customers, documents, records, correspondence and other information pertaining to CNC;

     (k) "Lease" means the lease agreement dated December 13, 1999, between CNC and Fort Management & Holding Co. Ltd.;

     (l) ""OTCBB" means the over the counter bulletin board electronic market in the U.S.;

     (m) "Person" means and includes any individual, corporation, partnership, firm, joint venture, syndicate, association, trust, government, government agency or board or commission or authority, and any other form of entity or organization;

     (n)  "Principal" means Dan Collins, being a senior officer of CNC;

     (o)  "Principal Securities" has the meaning set forth in the Act;

     (p)  "Proxy Statement" has the same meaning as "Information Circular";

     (q)  "GDRV  Financial  Statements"  means,   collectively,   the  financial
          statements of GDRV, attached as Schedule "B";

     (r) "GDRV Shares" means the fully paid and non-assessable Common Shares, in the capital of GDRV to be issued in exchange for the CNC Shares;

     (s) "Transfer Agent" means Computershare Investor Services, of Denver, Colorado;

     (t) "US '33 Act" means the SECURITIES ACT of 1933 (United States), as from time to time amended and supplemented; and

     (u) "US '34 Act" means the SECURITIES ACT of 1934 (United States), as from time to time amended and supplemented.

1.2       HEADINGS

          The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof ", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3       EXTENDED MEANINGS

          In this Agreement, unless the context requires otherwise, words importing the singular number only shall include the plural and vice-versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa, and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

1.4       ACCOUNTING PRINCIPLES

          Wherever in this Agreement reference is made to a calculation to be made in accordance with generally accepted accounting principles, such reference shall be deemed to be to the generally accepted accounting principles from time to time approved by the American Institute of Certified Public Accountants, or any successor institute, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles.

1.5       CURRENCY

          All references to currency herein are to lawful money of Canada.

1.6       SCHEDULES

          The following are the Schedules annexed hereto and incorporated by reference and deemed to be part hereof:

Schedule "A"   -      Columbus Networks Corporation Securityholders - Columbus
                      Networks Corporation Shares and Golden River Resources
                      Inc. Shares to which they are entitled
Schedule "B"   -      Audited Financial Statements of Golden River Resources
                      Inc. as at  June 30, 2000
Schedule "C"   -      Lease
Schedule "D"   -      Employment Agreements
Schedule "E"   -      List of Officers/Directors
Schedule "F"   -      List of Bank Accounts
Schedule "G"   -      Intellectual Property
Schedule "H"   -      Letters of Credit

Schedule "I"   -      List of Motor Vehicles
Schedule "J"   -      Material Contracts
Schedule "K"   -      List of Customer Accounts
Schedule "L"   -      Insurance Policies
Schedule "M"   -      Litigation Pending
Schedule "N"   -      Audited Financial Statements of Columbus Networks
                      Corporation as at June 30, 2000


ARTICLE 2 - AGREEMENT TO EXCHANGE

2.1       CNC SECURITY

     (a) The CNC Securityholders shall transfer the CNC Securityholder's entire right, title and interest in and to all of such CNC Securityholder's CNC Shares (being the number set opposite the CNC Securityholder's name in Schedule "A") to GDRV in consideration of the issuance by GDRV to the CNC Securityholder of the number of GDRV Shares set opposite the CNC Securityholder's name in Schedule "A", upon and subject to the terms and conditions hereof for an aggregate of 14,955,475 post roll-back common shares of GDRV, or such other amounts as may be adjusted herein, all subject to GDRV shareholder approval and CNC shareholder approval. It is the intention of the parties that the number of GDRV shares issued to CNC shareholders represent 70% of the issued and outstanding shares of GDRV at closing, excluding any shares sold by GDRV pursuant to Section 8.1 hereof; and

     (b) Certificates or evidence of certificates being held in escrow, shall be issued and allotted amongst the CNC Securityholders as set forth and provided for in Schedule "A" attached hereto and shall be delivered by GDRV to the CNC Securityholders at Closing against delivery to GDRV of certificates evidencing the CNC Shares, duly endorsed for transfer to GDRV.

2.2       GDRV SECURITY

          GDRV agrees to issue and/or reserve for issuance GDRV Shares to CNC Securityholders, as fully paid and non-assessable Common Shares, in consideration of the transfer of CNC Shares by CNC Securityholders to GDRV, all in the numbers and to the names specified in Schedule "A". Additionally, GDRV agrees to reserve for issuance Common Shares in respect of proposed stock options as agreed to among the directors of both CNC and GDRV.

2.3       OTHER SECURITY

          If and to the extent that a CNC Securityholder has any absolute, contingent, optional, pre-emptive or other right to acquire any securities in the capital of the CNC, that CNC Securityholder shall be conclusively deemed, as and from Closing, to have transferred the same to the GDRV to the fullest extent permitted by law, and to otherwise hold the same in trust for and at the direction of the GDRV.

2.4       CLOSING

     (a) The sale and transfer of the CNC Shares and issuance of the GDRV Shares shall be completed on the Closing Date at the offices of GDRV's solicitors, Dill, Dill, Carr, Stonbraker & Hutchings in Denver, Colorado (via counterpart closing);

     (b)  Notwithstanding   anything  herein  contained,   the  closing  of  the
          transactions contemplated by this Agreement shall be closed, if necessary, in escrow on the Closing Date;

     (c) The CNC Securityholders acknowledge that the GDRV Shares to be issued in exchange for the CNC Shares will be issued pursuant to exemptions from the registration and prospectus disclosure requirements under the US '33 Act and the Act, and will be subject to a "hold period" during which such shares may not be traded except pursuant to another exemption or exemptions. The CNC Securityholders further acknowledge that the certificates representing the GDRV Shares will bear a legend disclosing the "hold period" and, in the case of GDRV Shares held by residents of the United States a further legend disclosing that the shares have not been registered in the United States.

ARTICLE 3 - REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1       REPRESENTATIONS AND WARRANTIES REGARDING CNC

          Effective both at the date hereof and at the Closing Time, the Principal and CNC jointly and severally represent and warrant to GDRV that:

     (a) Except as disclosed in Schedule "A", each CNC Securityholder is not a non-resident of Canada for the purposes of the INCOME TAX ACT (Canada), as amended;

     (b) Except as disclosed in Schedule "A", each CNC Securityholder is the sole, full and absolute legal and beneficial owner of and has good and marketable title to the CNC Shares set opposite his/her name in Schedule "A", and the said CNC Shares are fully paid and non-assessable, and are free and clear of liens, charges, encumbrances, pledges, mortgages, hypothecations and adverse claims, of any and all nature whatsoever, including without limitation options, pre-emptive rights and other rights of acquisition, in favour of any Person, whether conditional or absolute;

     (c) Each CNC Securityholder has due and sufficient right and authority to enter into this Agreement on the terms and conditions set forth and to transfer the registered, legal and beneficial title and ownership of his or her CNC Shares to GDRV;

     (d) This Agreement constitutes a valid and binding obligation of each CNC Securityholder;

     (e) The CNC Shares are not subject to any voting trust or similar arrangement;

     (f) The Principal has the full authority and capacity required to enter into this Agreement and perform his obligations hereunder;

     (g) CNC is duly incorporated and validly subsisting under the laws of British Columbia and is registered or qualified to carry on business in all jurisdictions where the nature of its assets or its business requires such registration or qualification;

     (h) The entry into and performance of this Agreement by CNC has been duly authorized by the directors of CNC;

     (i) The entry into and performance of this Agreement by CNC will not result in the violation of any applicable law, the Constating Documents of CNC, any court or administrative judgment or order or any indenture, license or agreement which CNC is a party to or bound by, and CNC has full right and authority to enter into and perform this Agreement on the terms contained herein;

     (j) The authorized capital of CNC is one hundred twenty five million (125,000,000) Shares and divided as follows:

          (i) one hundred million (100,000,000) Class "A" Common Shares without par value;

          (ii) one million (1,000,000) Class "B" Common Shares without par value;

          (iii)one million (1,000,000) Class "C" Common Shares without par value;

          (iv) one million (1,000,000) Class "D" Common Shares without par value;

          (v) one million (1,000,000) Class "E" Preferred Shares with a par value of One Hundred ($100.00) Dollars each;

          (vi) ten million (10,000,000) Class "F" Preferred Shares with a par value of One ($0.01) Cent each;

          (vii)ten million (10,000,000) Class "G" Preferred Shares with a par value of One ($0.01) Cent each; and

          (viii) one million (1,000,000) Class "H" Preferred Shares with a par value of One ($0.01) Cent each;

          of which the total number of CNC Shares, set out in Schedule "A" have been issued, or will be issued as of Closing, as fully paid and non-assessable.

     (k) There are no outstanding securities of CNC which are convertible into CNC Shares and there are no outstanding options or rights to subscribe for or receive the issuance of any Securities in the capital of CNC except as set forth in Schedule "A";

     (l) the CNC Shares will represent as at the Closing all of the issued and outstanding shares in the capital of CNC and no Person will, as at the Closing, have any agreement or option, present or future, contingent, absolute or capable of becoming an agreement or option or which with the passage of time or the occurrence of any event could become an agreement or option:

          (i)  to require CNC or any CNC Securityholder to:

               (A) allot or issue any further or other share in its capital or any other security convertible or exchangeable into any share in its capital, or

               (B) convert or exchange any security into or for any share its capital, or

          (ii) to require CNC to purchase, redeem or otherwise acquire any issued and outstanding share in its capital;

     (m) The CNC Financial Statements have been prepared in accordance with generally accepted accounting principles and present fairly the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of CNC as at the date thereof;

     (n) Except for: (i) liabilities which are disclosed, reflected or adequately provided for in the CNC Financial Statements, or which need not be disclosed, reflected or adequately provided for in the CNC Financial Statements under generally accepted accounting principles; and (ii) liabilities incurred in the ordinary course of business after the date of the CNC Financial Statements; CNC has no absolute or contingent liabilities which are material to its affairs, business, prospects, operations or condition, financial or otherwise;

     (o)  since the date of CNC Financial Statements:

          (iii)CNC has carried on its business in the ordinary and normal course of its business;

          (iv) there has not been any changes in the condition or operations of the business, assets or financial affairs of CNC which are, individually or in the aggregate, materially adverse;

          (v) there has not been any damage, destruction or loss, labour trouble or other event, development or condition, of any character (whether or not covered by insurance) which is not generally known or which has not been disclosed to GDRV, which has or may materially and adversely affect the business, properties, assets or future prospects of CNC; and

          (vi) no capital expenditures (which, for greater certainty does not include repair and maintenance expenditures in the ordinary course of the routine daily affairs of CNC) which, in the aggregate, exceed $50,000, have been authorized, committed or made by CNC;

     (p) at Closing, the issued share capital of CNC, together with the names and the number, class and kind of shares held by each of the CNC Securityholders, will be as set out in Schedule "A";

     (q) Schedule "G" contains an accurate and complete description of all CNC Intellectual Property. The Intellectual Property does not infringe the rights of any other Person;

     (r) CNC has good and marketable title to all of its Intellectual Property, assets, properties, interests in properties, real and personal, including those reflected in the CNC Financial Statements or which have been acquired since the date of the latest CNC Financial Statements (except for those which have been transferred, sold or otherwise disposed of in the ordinary and normal course of business), free and clear of all encumbrances, and none of CNC's properties or assets is in the possession of or under the control of any other person;

     (s) CNC has no equipment, other than personal property or fixtures in the possession or custody of CNC which, as of the date hereof, is leased or is held under license or similar arrangement;

     (t) except for the real property leases set out in Schedule "C" and the contracts of employment set out in Schedule "D", CNC is not party to or bound by any material contract, whether oral or written other than the contracts and agreements listed in Schedule "J";

     (u)  the contracts and agreements set out in Schedule "J":

          (i)  are all in full force and effect and unamended;

          (ii) no material default exists in respect thereof on the part of either CNC or any other party thereto;

          (iii)do not involve a CNC Securityholder or non-arm's length party except where described; and

          (iv) none of the CNC Securityholders is aware of any intention on the part of any other party thereto to terminate or materially alter any such contract or agreement;

     (v) CNC has no consulting or employment contracts, whether written or otherwise, except for those set out in Schedule "D";

     (w)  CNC has no pension plans;

     (x)  all amounts  required to be  withheld  for taxes by CNC from  payments
          made  to  any  present  or  former  shareholder,   officer,  director,
          non-resident creditor, employee, associate or consultant has been withheld and paid on a timely basis to the proper governmental body pursuant to applicable legislation;

     (y) CNC has no obligation of guarantee with respect to any obligation of any other Person;

     (z)  CNC  has  no   obligation  of  indemnity  or  contingent  or  indirect
          obligation with respect to any obligation of any other Person (including any obligation to service the debt of or otherwise acquire an obligation of any other Person or to supply funds to, or otherwise maintain any working capital or other balance sheet condition of any other Person);

     (aa) to the best of the knowledge of CNC and the Principal Shareholder, there is not presently outstanding against CNC any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (bb) CNC maintains, and has maintained, insurance in force against loss on such assets, against such risks, in such amounts and to such limits, as is in accordance with prudent business practices prevailing in its line of business and having regard to the location, age and character of its properties and assets and has complied fully with all requirements of such insurance, including the prompt giving of any notice of any claim or possible claim thereunder, and all such insurance has been and is with insurers CNC believes to be responsible;

     (cc) CNC:

          (i)  has duly filed or caused to be filed in a timely manner:

               (A) all federal and provincial income tax returns and election forms and the tax returns of any other jurisdiction required to be filed and all such returns and forms have been completed accurately and correctly in all respects; and

               (B) all Workers' Compensation Board returns, corporation capital tax returns, and other reports and information required to be filed with all applicable government authorities, agencies or regulatory bodies,

          (ii) has paid all taxes (including all federal, provincial and local taxes, assessments or other imposts in respect of its income, business, assets or property) and all interest and penalties thereon with respect to CNC, for all previous years and all required quarterly instalments due for the current fiscal year has been paid; and

          (iii)has provided adequate reserves for all taxes for the periods covered by, and such reserves are reflected in, the CNC Financial Statements;

          and there is no agreement, waiver or other arrangement providing for an extension of time with respect to the filing of any tax return, or payment of any tax, governmental charge or deficiency by CNC nor is there any action, suit, proceeding, investigation or claim now threatened or pending against CNC in respect of, or discussions underway with any governmental authority relating to, any such tax or governmental charge or deficiency;

     (dd) CNC has made all elections required to be made pursuant to Part III of the INCOME TAX ACT in connection with any distributions by CNC and all such elections were true and correct and in the prescribed form and were made within the prescribed time periods;

     (ee) CNC is and has been since its incorporation, a "Canadian-controlled private corporation" within the meaning of such term under the INCOME TAX ACT;

     (ff) CNC has not filed with the Minister of National Revenue any agreement or form pursuant to subsection 125(3) of the INCOME TAX ACT for its current taxation year and CNC has never carried on business as a member of a partnership;

     (gg) to the best of the knowledge of CNC and the Principal Shareholder, CNC does not have and does not use any service mark, tradename, or trademark except as disclosed as part of the Intellectual Property;

     (hh) neither CNC nor the Principal Shareholder have any specific information relating to CNC which is not generally known or which has not been disclosed to GDRV and which if known could reasonably be expected to have a materially adverse effect on the value of the CNC Shares;

     (ii) Schedule "F" is a true and complete list showing the name of each bank, trust company or similar institution in which CNC has accounts or safe deposit boxes, the identification numbers of each such account or safe deposit box, the names of all persons authorized to draw thereon or to have access thereto and the number of signatories required on each account;

     (jj) Schedule "F" also includes a list of all non-bank account numbers, codes, and business numbers used by CNC for purposes of remitting tax, dues, assessments or other fees;

     (kk) Except as specifically disclosed to GDRV in writing, there are no actions, suits or proceedings (whether or not purportedly against or on behalf of CNC), having or reasonably capable of having a material adverse effect on CNC or its assets, outstanding, pending or threatened by or against or affecting CNC or its assets at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality;

     (ll) The corporate records and Minute Book of CNC contain complete and accurate minutes of all meetings of CNC's board of directors and shareholders held since its incorporation and signed copies of all resolutions and bylaws passed or confirmed by the directors or shareholders other than at a meeting. All such meetings were duly called and held and CNC has kept and maintained such corporate records as are required under the COMPANY ACT (British Columbia), which records accurate complete and up to date in all respects;

     (mm) CNC utilizes no product warranties, guarantees or product return policies; and

     (nn) Schedule "C" through "N" contain all material information for each particular Schedule listed therein and there are no omissions of material information by CNC.

3.2       REPRESENTATIONS AND WARRANTIES OF GDRV

          Effective both as at the date hereof and as at the Closing Time, GDRV represents and warrants to each CNC Securityholder and to CNC that:

     (a) GDRV is duly incorporated and validly subsisting and is registered or qualified to carry on business in all jurisdictions where the nature of its assets or its business require such registration or qualification;

     (b) The entry into and performance of this Agreement by GDRV has been duly authorized by the directors of GDRV;

     (c) Subject to approval by the shareholders of GDRV, the entry into and performance of this Agreement by GDRV will not result in the violation of any applicable law, the Constating Documents of GDRV, any court or administrative judgment or order or any indenture or agreement which GDRV is a party to or bound by, and GDRV has full right and authority to enter into and perform this Agreement on the terms contained herein;

     (d) GDRV is in all respects in good standing with and up to date as regards all filings and procedures required by the OTCBB and GDRV is not in default of any filing or reporting issuer requirements under the Act or the US '34 Act, or any regulations pursuant thereto;

     (e) GDRV is authorized to issue up to 50,000,000 Common Shares of which 18,795,101 GDRV Shares with $0.001 par value are issued as fully paid and non-assessable as of October 20, 2000 and 1,700,000 options granted to its officers and directors at an exercise price of $0.10 per common share, for a fully diluted amount of 20,495,101 GDRV shares;

     (f) There are no outstanding rights obligations or entitlements requiring the issuance of any additional GDRV Shares other than as disclosed in the Schedules hereto and in the Information Circular;

     (g)  The common shares of GDRV are listed for trading on the OTCBB;

     (h) Except for: (i) liabilities which are disclosed, reflected or adequately provided for in the GDRV Financial Statements, or which need not be disclosed, reflected or adequately provided for in the GDRV Financial Statements under U.S. generally accepted accounting principles; and (ii) liabilities incurred in the ordinary course of business after the date of the GDRV Financial Statements; GDRV has no absolute or contingent liabilities which are material to its affairs, business, prospects, operations or condition, financial or otherwise;

     (i) Except as specifically disclosed to CNC in writing, there are no actions, suits or proceedings (whether or not purportedly against or on behalf of GDRV), and having or reasonably capable of having a material adverse effect on GDRV or its assets, outstanding, pending or threatened by or against or affecting GDRV at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality;

     (j) GDRV holds all licenses, authorizations and permits required by law in relation to the business carried on by GDRV and the business of GDRV is in compliance with all applicable laws;

     (k) GDRV is a "Non-Canadian" as defined in the INVESTMENT CANADA ACT (Canada); and

     (l)  The GDRV  Shares to be issued to the CNC  Securityholders  pursuant to
          Section 2.1 of this Agreement shall, upon issuance, be duly and validly issued as fully paid and non-assessable shares in the capital of GDRV, and will, upon issuance, be duly listed for trading on the OTCBB, subject to:

          (i)  satisfaction of conditions on issuance; and

          (ii) the "hold period" specified by U.S. laws by the Act and any other applicable securities regulations;

3.3       SURVIVAL

          The representations and warranties set forth in Section 3.1 and 3.2 and shall continue in full force and effect for a period of one (1) year from the date of Closing.

          If no claim shall have been made hereunder prior to expiry of such survival period against a party hereto with respect to any incorrectness in or breach of any representation or warranty contained herein, the party making the representation or warranty in this Agreement shall have no further liability hereunder with respect to any such representation or warranty.

ARTICLE 4 - COVENANTS

4.1       TAXES

          GDRV does not assume and shall not be liable for any taxes whatsoever under the INCOME TAX Act (Canada) or any other taxes whatsoever which may be or become payable by the CNC Securityholders including, without limiting the generality of the foregoing, any taxes resulting from or arising as a consequence of the transfer or exchange by the CNC Securityholders to GDRV of the CNC Shares herein contemplated.

ARTICLE 5 - PRE-CLOSING MATTERS

5.1       PRESERVATION OF REPRESENTATIONS AND WARRANTIES

                  Each of the parties shall, at all times up to and including the Closing Time, do or cause to be done all such acts and things as may be required to ensure the continued material accuracy of the representations and warranties made by it in Article 3.

5.2       PUBLIC ANNOUNCEMENTS

          GDRV and CNC shall consult with each other before any press release is issued or other public statement made with respect to this Agreement and the transactions provided hereby, and, except as may be required by law or pursuant to any listing agreement with any stock exchange or securities commission, no such press release or public statement shall be issued or made without the prior consent of the other, such consent not to be unreasonably withheld.

5.3       EXAMINATION

          At all reasonable times during ordinary business hours up to the Closing Time, CNC and GDRV shall:

     (a) Permit the other to examine and inspect, in organized form, and to take extracts from, their respective books, records, accounts, data systems, and files; and

     (b) Furnish to the other such information relating to their respective affairs, businesses, prospects, operations, conditions and assets, as may be reasonably requested from time to time and as they respectively have access to or control over. The rights under this section shall be extended to the respective representatives and professional advisors of GDRV and CNC.

ARTICLE 6 - CONDITIONS

6.1       CONDITIONS OF CNC SECURITYHOLDERS

          The obligations of a CNC Securityholder and CNC to complete the transactions provided for in this Agreement is subject to the following conditions:

     (a) The representations and warranties of GDRV in this Agreement shall be true and correct in all material respects as at the Closing Time;

     (b) GDRV shall have complied with all obligations on its part under this Agreement and under the Act as required to be performed at or before the Closing Time;

     (c) The board of directors of GDRV shall have authorized and approved of this Agreement; and

     (d) At the Closing Time, no action or proceeding at law or in equity shall be pending or threatened by any Person to enjoin or prohibit:

          (i) The acquisition by GDRV of CNC Shares as contemplated by this Agreement or the right of GDRV to own the CNC Shares; or

          (ii) The right of GDRV to conduct its operations and to carry on its business in the normal course as its business and operations have been carried on in the past.

          If any or all of the aforesaid conditions are not fulfilled, Dan Collins, on behalf of the CNC Securityholders, may rescind this Agreement by notice to GDRV, and in such event, Dan Collins and the CNC Securityholders shall be released from all obligations hereunder. Unless the condition or conditions, the non-performance of which has given rise to rescission, were reasonably capable of being performed or caused to be performed by it, then GDRV shall also be released from all obligations hereunder. Notwithstanding the foregoing, Dan Collins on behalf of the CNC Securityholders, may waive by written instrument compliance with any of the said conditions, without prejudice to their rights of rescission in the event of non-fulfilment of any other condition or conditions.

6.2       CONDITIONS OF GDRV

          The obligation of GDRV to complete the transactions provided for in this Agreement is subject to the following conditions:

     (a) The representations and warranties of CNC and the Principal, on behalf of the CNC Securityholders, in this Agreement shall be true and correct in all material respects as at the Closing Time;

     (b) CNC and all of the CNC Securityholders shall have complied with all obligations on their respective parts required to be performed at or before the Closing Time; and

     (c) The board of directors of CNC shall have approved the transfer of the CNC Shares to GDRV, and all other acts and things shall have occurred as are necessary to give GDRV full status as owner of the CNC Shares, upon delivery to GDRV of the certificates therefor.

          If any or all of the aforesaid conditions are not fulfilled, GDRV may rescind this Agreement by notice to Dan Collins, on behalf of the CNC Securityholders, and in such event GDRV shall be released from all obligations hereunder. Unless the condition or conditions, the non-performance of which has given rise to rescission, were reasonably capable of being performed or caused to be performed by them, then the CNC Securityholders, Dan Collins and CNC shall also be released from all obligations hereunder. Notwithstanding the foregoing, GDRV may waive, by written instrument, compliance with any of the said conditions, without prejudice to its right of rescission in the event of non-fulfilment of any other condition or conditions.

6.3       MUTUAL CONDITIONS

          The obligations of all parties to complete the transactions provided for in this Agreement are subject to the conditions that:

     (a)  The British Columbia Securities  Commission  ("BCSC")(if and as may be
          required)   shall  have  approved   this   Agreement  and  the  within
          contemplated transactions at or before the Closing Time;

     (b)  That  GDRV  obtain  the   approval  of  this   transaction   from  its
          shareholders entitled to vote and obtain an exemption order from the BCSC, if and as may be required;

     (c) CNC be in receipt of duly executed counterparts of this Agreement representing not less than 90% of the outstanding CNC Shares; and

     (d) All closing documentation tabled by or on behalf of the parties hereto shall be mutually satisfactory to counsel acting for each of CNC and GDRV.

6.4       CLOSING OBLIGATIONS OF GDRV

          At the Closing Time, GDRV shall, tender to the CNC Securityholders confirmations from the Transfer Agent of securities held in escrow and stock option agreements for the GDRV Shares to be respectively issued to the CNC Securityholders in the respective numbers set forth in Schedule "A", such share certificates and/or stock option agreements to be in the form required by law and by the Constating Documents of GDRV.

6.5       CLOSING OBLIGATIONS OF THE CNC SECURITYHOLDERS

          At the Closing Time, Dan Collins, on behalf of each of the CNC Securityholders, shall tender to GDRV the share certificate or certificates for the CNC Securities owned by the CNC Securityholders, as set forth in Schedule "A", duly endorsed for transfer to GDRV, if applicable. Additionally, CNC shall provide a certified copy of a resolution of the directors authorizing the transfer of the CNC Shares to GDRV and directing the registration of such shares into the name of GDRV.

6.6       SECURITIES REGULATORY APPROVAL

     (a) The terms of this Agreement are subject to the approval of all securities regulatory authorities having jurisdiction, including the BCSC;

     (b) GDRV agrees to forthwith apply for and obtain an exemption order from the BCSC, if required, and further agrees to call an extraordinary meeting of its shareholders to seek shareholder requisite approval for the transactions contemplated herein;

     (c) CNC agrees to promptly comply with all reasonable conditions and requirements of the BCSC; and

     (d) In the event that the BCSC or any other regulatory authority having jurisdiction shall prevent the closing of the purchase and sale of the CNC Shares and the consummation of the transactions contemplated in this Agreement, neither GDRV nor its directors, officers, legal counsel, servants or agents shall in any way be liable to any of the CNC Securityholders or CNC in respect of any damages or losses suffered by them as a result of such failure to give their approval provided that GDRV has, with all due diligence and in good faith, used its best efforts to obtain the approval of such regulatory authorities.

ARTICLE 7 - BROKERAGE FEES

7.1 Any and all brokerage fees payable for presentation and closing of this transaction (as paid by the delivery of CNC shares to any and all brokers in this transaction) in the sum of the equivalent of 3,000,000 GDRV shares on exchange paid by CNC (represented by 2,097,232 CNC shares) shall also be exchanged for GDRV shares pursuant to this Share Exchange Agreement.

ARTICLE 8 - FINANCING - PRIVATE PLACEMENT

8.1 GDRV will use its best efforts to secure private placement equity fund financing in the sum of not less than $400,000.00 U.S. prior to the Closing
Time. All subscription monies deposited under the private placement equity financing shall be held in trust with GDRV until completion of the transaction, subject to any early release to GDRV to CNC, only after receiving written request for funds by CNC and after receiving GDRV Board of Director approval for same.

ARTICLE 9 - CHANGE OF NAME

9.1 Upon completion of this reverse take-over transaction, the name of GDRV shall be changed to Columbus Networks Corporation.

ARTICLE 10 - DIRECTORS

10.1 It is anticipated that the go forward Board of Directors post-reverse take-over for the resulting company shall consist of seven Directors as follows:

     (i)   Dan Collins;
     (ii)  Tom Beadman;
     (iii) Scott McLean
     (iv)  Roger Watts (Chairman);
     (v)   Greg Shannon;
     (vi)  Mervyn Weiss; and
     (vii) Vern Berg

     It is also anticipated that the Officers for the resulting company, post-closing shall consist of the following individuals:

     (i)   Dan Collins, President and CEO;
     (ii)  Tom Beadman, Vice-President, Network Systems;
     (iii) Scott McLean, Vice-President;
     (iv)  Greg Shannon, Corporate Secretary

ARTICLE 11 - GENERAL PROVISIONS

11.1      GENDER AND NUMBER

          The provisions of this Agreement shall be read with all changes in gender and number as may be required by the context.

11.2      WAIVER AND AMENDMENT

          This Agreement may only be amended by further written agreement executed and delivered by all parties. No waiver or consent by a party of or to any breach or default by another party shall be effective unless evidenced in writing, executed and delivered by the party so waiving or consenting. No such waiver or consent shall operate as a waiver of or consent to any further or other breach or default in relation to the same or any other provision of this Agreement.

11.3      ENTIRETY OF AGREEMENT

          This Agreement contains the entire agreement among the parties with respect to the matters of agreement herein, and the parties acknowledge and agree that there are no oral or other written agreements, undertakings, promises, conditions, representations or warranties respecting the matters of agreement herein.

11.4      SEVERANCE

          If any provision of this Agreement is judicially determined to be void, illegal or unenforceable, such provision shall be ineffective to the extent of such voidness, illegality or unenforceability, but without invalidating or affecting the validity or enforceability of any of the remaining provisions of this Agreement.

11.5      PROPER LAW AND JURISDICTION OF ADJUDICATION


          This Agreement shall be construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. Each of the parties hereto irrevocably attorns to the jurisdiction of the Courts of British Columbia and consents that any dispute between them may be litigated in and adjudicated upon by any otherwise appropriate court located in British Columbia.

11.6      NOTICES

          All notices and other communications required or permitted pursuant to or in relation to this Agreement shall be in writing and shall be:

     (a) Personally served upon the addressee (if an individual) or an officer or director of the addressee (if a body corporate), in which case such notice or other communication shall be conclusively deemed to have been given to the addressee at the time of such service; or

     (b) Sent by postage prepaid first class mail addressed to the addressee at the following respective addresses:

          (i)  For the CNC Securityholders:

               c/o  Columbus  Networks  Corporation
               100,  1295 Stevens Road
               Kelowna, British Columbia, V1Z 2S9
               Telecopier No. 250.769.8096
               ATTENTION:  DAN COLLINS, PRESIDENT

          (ii) For CNC:

               Columbus  Networks  Corporation
               100,  1295 Stevens Road
               Kelowna, British Columbia, V1Z 2S9
               Telecopier No. 250.769.8096
               ATTENTION:  DAN COLLINS, PRESIDENT

               With a copy to:

               Miller Thomson LLP
               Barristers & Solicitors
               3000, 700 - 9 Avenue S.W.
               Calgary, Alberta, T2P 3V4
               ATTENTION: GREG P. SHANNON, LL.M.

               Telecopier No. 403.262.0007

          (iii)For GDRV:

               Golden River Resources Inc.
               2420 Pandosy Street
               Kelowna, British Columbia, V1Y 1T8
               Telecopier No. 250.861-1971
               with a copy to:

               Dill, Dill, Carr, Stonbraker & Hutchings, Attorneys at Law Suite 300, 455 Sherman Street
               Denver, Colorado
               ATTENTION: FAY MATSUKAGE
               Telecopier No. 303.777-3823

          in which case such notice or other communication shall conclusively be deemed to have been given to the addressee upon the expiration of the 5th day (excluding Saturdays, Sundays and statutory holidays), free from interruption in the postal service, from the date of mailing. If the postal service is interrupted due to a strike, lockout or other cause, whether at the time of such mailing or during the said period of 5 days, service of such notice or other communication shall not be effective unless given in accordance with the provisions of paragraph
          (a). Any party may by notice in writing to the other parties change its address for service.

11.7      TIME OF THE ESSENCE

          Time shall be of the essence in this Agreement.

11.8      FURTHER ASSURANCES

          A party shall, upon request of another party, execute and deliver or cause to be executed and delivered all such documents, deeds and other instruments of further assurance and do or cause to be done all such acts and things as may be reasonably necessary or advisable to implement and give full effect to the provisions of this Agreement.

11.9      COUNTERPART EXECUTION

          This Agreement may be executed in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission shall be deemed to be an original) and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth herein.

11.10     ENUREMENT

          This Agreement shall enure to the benefit of and be binding upon the parties, the successors and permitted assigns of corporate parties and the heirs, executors, administrators, personal representatives, successors and assigns of individual parties.

          IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed and delivered as of te date first above written

                                        GOLDEN RIVER RESOURCES INC.


                                        Per:
                                            ------------------------------------
                                            Roger Watts, Chairman

                                        Per:
                                            ------------------------------------
                                            Bruce Manery, Director

                                        COLUMBUS NETWORKS
                                        CORPORATION

                                        Per:
                                            ------------------------------------
                                            Dan Collins, President


                                        Per:
                                            ------------------------------------
                                            Scott McLean, Vice-President

                                        ----------------------------------------
                                        NORMA AHERNS

                                        ----------------------------------------
                                        ANN ANTIGNANO

                                        ----------------------------------------
                                        LEN N. ARCHER

                                        BEADMAN FAMILY TRUST

                                        Per:
                                            ------------------------------------
                                            TOM BEADMAN, TRUSTEE

                                        ----------------------------------------
                                        SHAYNE T. BORSUK

                                        ----------------------------------------
                                        DEAN BOTTOMLEY

                                        ----------------------------------------
                                        EVAN BOTTOMLEY

                                        ----------------------------------------
                                        MARK BOTTOMLEY

                                        ----------------------------------------
                                        MICHAEL BOTTOMLEY

                                        ----------------------------------------
                                        ANDREW BURPEE

                                        ----------------------------------------
                                        ROSANNA BURPEE

                                        ----------------------------------------
                                        TIMOTHY COLLINGS

                                        ----------------------------------------
                                        JANE COLLINGS

                                        COLLINS FAMILY TRUST

                                        PER:
                                            ------------------------------------
                                            DAN COLLINS, TRUSTEE

                                        ----------------------------------------
                                        DOUGLAS FRANKIW

                                        ----------------------------------------
                                        MERLENE FRANKIW

                                        ----------------------------------------
                                        RAY GAGNON

                                        ----------------------------------------
                                        HERMENIA JEANIE HICKS

                                        ----------------------------------------
                                        MARTIN JOHNSON

                                        ----------------------------------------
                                        CATHERINE INGRID ROSE KALLMAN

                                        ----------------------------------------
                                        LYNN KERMODE

                                        ----------------------------------------
                                        MATTHEW D. KINNEAR

                                        ----------------------------------------
                                        PAMELA LI

                                        ----------------------------------------
                                        INGE AND BILL LINTON

                                        ----------------------------------------
                                        HENDRIK MALENSTYN

                                        ----------------------------------------
                                        PATRICIA MALENSTYN

                                        ----------------------------------------
                                        JOHN MALENSTYN

                                        ----------------------------------------
                                        MAUREEN MALENSTYN

                                        MCLEAN FAMILY TRUST

                                        Per:
                                            ------------------------------------
                                            SCOTT MCLEAN

                                        PACIFIC INTERNATIONAL SECURITIES INC.


                                        Per:
                                            ------------------------------------
                                            ERIC EISBRENNER

                                        ----------------------------------------
                                        DOUG PLAYER

                                        ----------------------------------------
                                        PAM RITCHIE

                                        ----------------------------------------
                                        ALYDA ANTONIA ROBINSON

                                        ----------------------------------------
                                        DARLENE GAY ROBINSON

                                        ----------------------------------------
                                        WILLIAM MAXWELL ROBINSON

                                        ----------------------------------------
                                        GREG P. SHANNON

                                        ----------------------------------------
                                        MICHAEL SPROULE

                                        ----------------------------------------
                                        RETA SPROULE

                                        ----------------------------------------
                                        BARBARA STEPHEN


                                        TRIVETT HOLDINGS LTD.

                                        Per:
                                            ------------------------------------
                                            ROY TRIVETT, PRESIDENT

                                        ----------------------------------------
                                        MICHAEL VOLKER

                                        ----------------------------------------
                                        CLAYTON WESTON

                                        ----------------------------------------
                                        BARRY REID

                                        ----------------------------------------
                                        JOHN WEILER

                                        ----------------------------------------
                                        KEITH NELSON

                                        ----------------------------------------
                                        RON KING

                                        ----------------------------------------
                                        MERV-CO HOLDINGS LTD.

                                        ----------------------------------------
                                        BERCRISS CORPORATION RELATIONS INC.

                                   APPENDIX B
        GOLDEN RIVER FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2000

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 10-KSB

(Mark One)
[X]                ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                    For the fiscal year ended June 30, 2000

[ ]               TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
             For the transition period from __________ to _________


                         Commission file number: 0-27953

                           GOLDEN RIVER RESOURCES INC.
                 (Name of small business issuer in its charter)

           NEVADA                                            98-0187538
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)


         2420 PANDOSY STREET, KELOWNA, BRITISH COLUMBIA, CANADA V1Y 1T8
               (Address of principal executive offices) (Zip Code)

                    Issuer's telephone number: (250) 717-1049

       Securities registered under Section 12(b) of the Exchange Act: NONE

         Securities registered under Section 12(g) of the Exchange Act:

                          COMMON STOCK, $.001 PAR VALUE
                                (Title of class)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been
subject to such filing requirements for the past 90 days.   Yes [X]   No [ ]

Check if no disclosure of delinquent filers in response to Item 405 of Regulation S-B is contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

State issuer's revenues for its most recent fiscal year:  $-0-

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of a specified date within the past 60 days: $1,084,660 as of September 22, 2000.

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date: 17,653,072 AS OF JUNE 30, 2000

Transitional Small Business Disclosure Format (Check one):    Yes [  ]  No [X]

Exhibit index on page 17.                                    Page 1 of 32 pages

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS.

CORPORATE HISTORY

As used herein, the term "Company" refers to Golden River Resources Inc., a corporation incorporated under the laws of Nevada. The Company was incorporated under the laws of the State of Nevada on June 17, 1997. The Company has one subsidiary: Rob Roy Resources Inc. ("Rob Roy"), all of the shares of which are owned directly by the Company. Rob Roy owns all of the shares of La Mexicana Resources S.A. de C.V. ("La Mexicana"). The Company, through its subsidiaries, had been engaged in the acquisition and exploration of a precious mineral property. It is now seeking a new business opportunity.

In May 1998, the Company completed a private placement of 3,568,000 shares of its Common Stock, resulting in gross proceeds of $35,680. In June 1998, the Company sold 200,000 shares of Common Stock for gross proceeds of $10,000. In December 1998, the Company sold 1,800,000 shares of Common Stock for gross proceeds of $90,000.

On March 10, 1999, the Company completed the purchase of all of the issued and outstanding shares of Rob Roy, a non-reporting company incorporated in British Columbia, Canada, on June 13, 1997. The Company issued, on a one-for-one basis, 6,454,872 shares of its Common Stock (the "Takeover Shares") in exchange for 6,454,872 common shares without par value of Rob Roy. Certificates for 15% of the Takeover Shares issued to Rob Roy's shareholders were subject to a restrictive legend which expired on May 11, 1999; certificates for an additional 15% of the Takeover Shares were subject to a restrictive legend which expired on September 11, 1999; and the certificates for the balance of 70% of the Takeover Shares were subject to a restrictive legend which expired on January 11, 2000.

After the completion of the purchase, Rob Roy became a subsidiary of the Company. Rob Roy owns 100% of the shares of La Mexicana, a company incorporated pursuant to the laws of Mexico on February 12, 1998. La Mexicana is a company that had been engaged in the acquisition and exploration of a natural resource property located in the area of Durango, Mexico. Rob Roy does not have an interest in any other companies.

The Company engaged in two other private placements of Common Stock: 2,000,000 shares for gross proceeds of $700,000 in April 1999 and 750,000 shares in September 1999 to satisfy an obligation to pay for services.

On October 13, 1999, the Company entered into an agreement with Peter Holstein, on behalf of himself and all other shareholders of Transmeridian Exploration Inc., a British Virgin Islands company engaged in oil and gas exploration ("Transmeridian"), to purchase all of the issued and outstanding shares of Transmeridian by issuing shares of Common Stock of the Company. The Company has determined not to pursue a transaction with Transmeridian.

On June 30, 2000, the Board of Directors determined not to continue with the agreement on the Mexicana I property. Accordingly, both Rob Roy and La Mexicana are inactive corporations.

On August 15, 2000, the Company signed a letter of intent with Columbus Networks Corporation ("Columbus"), a private corporation incorporated under the laws of British Columbia. The letter of intent contemplates that the Company will issue, after a reverse stock split of its outstanding shares, its Common Stock for all of the outstanding common stock of Columbus such that after the transaction, the former Columbus shareholders will own approximately 70% of the then outstanding Common Stock of the Company. If completed, the proposed transaction would be accounted for as a reverse acquisition with Columbus identified as the acquirer. Completion of the share exchange is subject to completion of due diligence, shareholder and regulatory approval, and completion of definitive agreements.

The Company is currently engaged in a private placement of its Common Stock and warrants to raise up to $500,000 in gross proceeds. The proceeds of the offering are to be loaned to Columbus.

As a result of the abandonment of the option to acquire the Mexicana I property through La Mexicana, the Company has no current operations and no material assets. As such, the Company can be defined as a "shell" company, whose sole purpose at this time is to locate and consummate a merger or acquisition with a private entity. The Board of Directors of the Company has elected to commence implementation of the Company's principal business purpose, described below under "Plan of Operation."

INVESTMENT COMPANY ACT OF 1940

Although the Company will be subject to regulation under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), management believes the Company will not be subject to regulation under the Investment Company Act of 1940, as amended (the "Investment Company Act"), insofar as the Company will not be engaged in the business of investing or trading in securities. In the event the Company engages in business combinations which result in the Company holding passive investment interests in a number of entities, the Company could be subject to regulation under the Investment Company Act. In such event, the Company would be required to register as an investment company and could be expected to incur significant registration and compliance costs. The Company has obtained no formal determination from the Securities and Exchange Commission as to the status of the Company under the Investment Company Act and, consequently, a violation of such Act could subject the Company to material adverse consequences.

FORWARD LOOKING STATEMENTS

Pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), the Company cautions readers regarding forward looking statements found in the following discussion and elsewhere in this report and in any other statement made by, or on the behalf of the Company, whether or not in future filings with the Securities and Exchange Commission. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. Forward looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. The Company disclaims any obligation to update forward-looking statements.

PLAN OF OPERATION

The Company intends to seek to acquire assets or shares of an entity actively engaged in a business that generates revenues, in exchange for its securities. While the Company has entered into a letter of intent with Columbus, there is no assurance that the proposed transaction will be completed. If the proposed transaction is not completed, management intends to contact investment bankers, corporate financial analysts, attorneys and other investment industry professionals through various media.

Depending upon the nature of the relevant business opportunity and the applicable state statutes governing the manner in which the transaction is structured, the Company's Board of Directors expects that it will provide the Company's shareholders with complete disclosure documentation concerning a potential business opportunity and the structure of the proposed business combination prior to consummation. Such disclosure is expected to be in the form of a proxy, information statement, or report.

While such disclosure may include audited financial statements of such a target entity, there is no assurance that such audited financial statements will be available. The Board of Directors does intend to obtain certain assurances of value of the target entity's assets prior to consummating such a transaction, with further assurances that audited financial statements would be provided within sixty days after closing. Closing documents will include representations that the value of the assets conveyed to or otherwise so transferred will not materially differ from the representations included in such closing documents, or the transaction will be voidable.

Due to the Company's intent to remain a shell company until a merger or acquisition candidate is identified, it is anticipated that its cash requirements will be minimal, and that all necessary capital, to the extent required, will be provided by the directors or officers. The Company does not anticipate that it will have to raise capital or acquire any plant or significant equipment in the next twelve months, unless a merger or acquisition target is identified.

GENERAL BUSINESS PLAN

The Company's purpose is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation. The Company will not restrict its search to any specific business, industry, or geographical location and the Company may participate in a business venture of virtually any kind or nature. This discussion of the proposed business is purposefully general and is not meant to be restrictive of the Company's virtually unlimited discretion to search for and enter into potential business opportunities. Management anticipates that it may be able to participate in only one potential business venture because the Company has nominal assets and limited financial resources. This lack of diversification should be considered a substantial risk to shareholders of the Company because it will not permit the Company to offset potential losses from one venture against gains from another.

The Company may seek a business opportunity with entities that have recently commenced operations, or that wish to utilize the public marketplace in order to raise additional capital in order to expand into new products or markets, to develop a new product or service, or for other corporate purposes. The Company may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

Management anticipates that the selection of a business opportunity in which to participate will be complex and extremely risky. Due to general economic conditions, rapid technological advances being made in some industries and shortages of available capital, management believes that there are numerous firms seeking the perceived benefits of a publicly registered corporation. Such perceived benefits may include, among other things, facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for incentive stock options or similar benefits to key employees, and providing liquidity (subject to restrictions of applicable statutes) for all shareholders. Potentially, available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

The Company has, and will continue to have, no capital with which to provide the owners of business opportunities with any significant cash or other assets. However, management believes the Company will be able to offer owners of acquisition candidates the opportunity to acquire a controlling ownership interest in a publicly registered company without incurring the cost and time required to conduct an initial public offering. The owners of the business opportunities will, however, incur significant legal and accounting costs in connection with the acquisition of a business opportunity, including the costs of preparing annual (Form 10-K or 10-KSB), quarterly (Form 10-Q or 10-QSB) and current reports (Form 8-K), agreements and related documents. The Exchange Act specifically requires that any merger or acquisition candidate comply with all applicable reporting requirements, which include providing audited financial statements to be included within the numerous filings required under the Securities Exchange Act. Nevertheless, the officers and directors of the Company have not conducted market research and are not aware of statistical data which would support the perceived benefits of a merger or acquisition transaction for the owners of a business opportunity.

The analysis of new business opportunities will be undertaken by, or under the supervision of, the officers and directors of the Company, none of whom is a professional business analyst. Management intends to concentrate on identifying preliminary prospective business opportunities which may be brought to its attention through present associations of the Company's officers and directors, or by the Company's shareholders. In analyzing prospective business opportunities, management will consider such matters as the available technical, financial and managerial resources; working capital and other financial requirements; history of operations, if any; prospects for the future; nature of present and expected competition; the quality and experience of management services which may be available and the depth of that management; the potential for further research, development, or exploration; specific risk factors not now foreseeable but which then may be anticipated to impact the proposed activities of the Company; the potential for growth or expansion; the potential for profit; the perceived public recognition of acceptance of products, services, or trades; name identification; and other relevant factors. Officers and directors of the Company expect to meet personally with management and key personnel of the business opportunity as part of their "due diligence" investigation. To the extent possible, the Company intends to utilize written reports and personal investigations to evaluate the above factors. The Company will not acquire or merge with any company that cannot provide audited financial statements within a reasonable period of time after closing of the proposed transaction.

Management of the Company, while not especially experienced in matters relating to the new business of the Company, shall rely upon their own efforts and, to a much lesser extent, the efforts of the Company's shareholders, in accomplishing the business purposes of the Company. It is not anticipated that any outside consultants or advisors, except for the Company's legal counsel and accountants, will be utilized by the Company to effectuate its business purposes. However, if the Company does retain such an outside consultant or advisor, any cash fee earned by such party will most likely be paid by the prospective merger/acquisition candidate, as the Company has no cash assets with which to pay such obligation. As of the date of this report, the Company does not have any contracts or agreements with any outside consultants and none are contemplated.

Management will not restrict the Company's search for any specific kind of firms, but may acquire a venture that is in its preliminary or development stage or is already operating. It is impossible to predict at this time the status of any business in which the Company may become engaged, in that such business may need to seek additional capital, may desire to have its shares publicly traded, or may seek other perceived advantages which the Company may offer. Furthermore, management does not intend to seek capital to finance the operation of any acquired business opportunity until such time as the Company has successfully consummated a merger or acquisition.

It is anticipated that the Company will incur nominal expenses in the implementation of its business plan. Because the Company has no capital with which to pay these anticipated expenses, present management of the Company will pay these charges with their personal funds, as interest free loans to the Company. If additional funding is necessary, management and/or shareholders will continue to provide capital or arrange for outside funding. However, the only opportunity which management has to have these loans repaid will be from a prospective merger or acquisition candidate. Management's agreements with the Company contain no negative covenants that would impede or prevent consummation of a proposed transaction. There is no assurance, however, that management will continue to provide capital indefinitely if a merger candidate cannot be found. If a merger candidate cannot be found in a reasonable period of time, management may be required reconsider its business strategy, which could result in the dissolution of the Company.

ACQUISITION OF OPPORTUNITIES

In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. The Company may also acquire stock or assets of an existing business. On the consummation of a transaction, it is probable that the present management and shareholders of the Company will no longer be in control of the Company. In addition, the Company's directors may, as part of the terms of the acquisition transaction, resign and be replaced by new directors without a vote of the Company's shareholders or may sell their stock in the Company. Any and all such sales will only be made in compliance with the securities laws of the United States and any applicable state.

It is anticipated that any securities issued in any such reorganization would be issued in reliance upon an exemption from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of its transaction, the Company may agree to register all or a part of such securities immediately after the transaction is consummated or at specified times thereafter. If such registration occurs, of which there can be no assurance, it will be undertaken by the surviving entity after the Company has successfully consummated a merger or acquisition and the Company is no longer considered a "shell" company. Until a merger or acquisition is consummated, the Company will not attempt to register any additional securities. The issuance of substantial additional securities and their potential sale into the trading market may have a depressive effect on the value of the Company's securities.

While the actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so-called "tax-free" reorganization under Sections 368(a)(1) or 351 of the Internal Revenue Code (the "Code"). In order to obtain tax-free treatment under the Code, it may be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the shareholders of the Company would retain 20% or less of the issued and outstanding shares of the surviving entity, which would result in significant dilution in the equity of such shareholders.

As part of the Company's "due diligence" investigation, officers and directors of the Company will meet personally with management and key personnel, may visit and inspect material facilities, obtain independent analysis of verification of certain information provided, check references of management and key personnel, and take other reasonable investigative measures to the extent of the Company's limited financial resources and management expertise. The manner in which the Company participates in an opportunity will depend on the nature of the opportunity, the respective needs and desires of the Company and other parties, the management of the opportunity and the relative negotiation strength of the Company and such other management.

With respect to any merger or acquisition negotiations with target company management is expected to focus on the percentage of the Company which the target company shareholders would acquire in exchange for all of their shareholdings in the target company. Depending upon, among other things, the target company's assets and liabilities, the Company's shareholders will in all likelihood hold a substantially lesser percentage ownership interest in the Company following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event the Company acquires a target company with substantial assets. Any merger or acquisition effected by the Company can be expected to have a significant dilutive effect on the percentage of shares held by the Company's then shareholders.

The Company will participate in a business opportunity only after the negotiation and execution of appropriate written agreements. Although the terms of such agreements cannot be predicted, generally such agreements will require some specific representations and warranties by all of the parties, will specify certain events of default, will detail the terms of closing and the conditions that must be satisfied by each of the parties prior to and after such closing, will outline the manner of bearing costs, including costs associated with the Company's attorneys and accountants, will set forth remedies on default and will include miscellaneous other terms.

As stated previously, the Company will not acquire or merge with any entity that cannot provide independent audited financial statements within a reasonable period of time after closing of the proposed transaction. The Company is subject to the reporting requirements of the Securities Exchange Act. Included in these requirements is the affirmative duty of the Company to file independent audited financial statements as part of its Form 8-K to be filed with the Securities and Exchange Commission upon consummation of a merger or acquisition, as well as the Company's audited financial statements included in its annual report on Form 10-K (or 10-KSB, as applicable). If such audited financial statements are not available at closing, or within time parameters necessary to insure the Company's compliance with the requirements of the Exchange Act, or if the audited financial statements provided do not conform to the representations made by the candidate to be acquired in the closing documents, the closing documents will provide that the proposed transaction will be voidable at the discretion of the present management of the Company. If such transaction is voided, the agreement will also contain a provision providing for the acquisition entity to reimburse the Company for all costs associated with the proposed transaction.

COMPETITION

The Company will remain an insignificant participant among the firms which engage in the acquisition of business opportunities. There are many established venture capital and financial concerns which have significantly greater financial and personnel resources and technical expertise than the Company. In view of the Company's combined extremely limited financial resources and limited management availability, the Company will continue to be at a significant competitive disadvantage compared to the Company's competitors.

EMPLOYEES

As of September 25, 2000, the Company employed one person full-time and one person part-time at its Kelowna office.

ITEM 2.  DESCRIPTION OF PROPERTY.

La Mexicana, a wholly owned subsidiary of Rob Roy, acquired options to purchase rights to certain mineral properties in Mexico. La Mexicana's main focus had been on the La Lajita and Mexicana 1 properties located near Durango, Mexico. After performing a drill program on the La Lajita property, the Company decided that the La Lajita property did not warrant any further work and terminated its option on that property in September 1999. In June 2000, the Company determined to abandon the option on the Mexicana I property.

LA LAJITA

La Mexicana entered into an agreement (the "Fuerte Mayo Agreement") dated February 12, 1998 with Fuerte Mayo S.A. de C.V. ("Fuerte Mayo"), an arm's length party, to acquire the right and option to purchase an undivided 60% interest in the La Esperanza, Guadalupe and Ampl. de Guadalupe mining Lots and the Santa Nino and Dos Hermanos mining lots located near Durango, Mexico.

An initial program of 943.9 meters of diamond drilling in 13 holes was carried out by Britton Hermanos, S.A. de C.V. under the supervision of Company personnel from April to June 1999.

After completing the exploration program on the La Lajita property, the Company decided to terminate its option since the drilling did not outline an open pittable resource of sufficient size to meet the Company's objectives. The Company paid acquisition costs $492,500, issued 350,000 shares and incurred exploration expenditures in excess of $300,000 on the La Lajita property prior to terminating its option.

LA MEXICANA

La Mexicana entered into an agreement in writing (the "Alcaraz Agreement") dated February 12, 1998 and amended as of November 12, 1999, with ING. Cuitlahuac Rangel Alcaraz ("Alcaraz"), an arm's length party, to acquire the right and option to purchase an undivided 70% interest in the Mexicana I property located near Durango, Mexico. The option required exercise by February 12, 2001.

The Company had not conducted any exploration on the Mexicana 1 property. Subject to the availability of funds, the Company had planned to conduct a systematic regional mineral exploration program, consisting of regional scale stream geochemical sampling and rock sampling to test the area in the first quarter of 2000. The work program required a budget of approximately $96,000.

The Company determined that the property would require too much exploration and development work and that it would be too difficult to raise the capital necessary to carry out the proposed work program, given the depressed gold exploration market. The Company paid acquisition costs of $307,500 and issued 500,000 shares prior to terminating the option.

ITEM 3.  LEGAL PROCEEDINGS.

None.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

                                     PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

The Company's Common Stock is quoted on the OTC Bulletin Board system of the National Association of Securities Dealers with the symbol GDRV. The Company's Common Stock has been quoted on the OTC-BB from January 15, 1999 to December 1, 1999 and since July 21, 2000. From December 2, 1999 to July 21, 2000, the Common Stock was quoted on the "pink sheets."

The following table lists the high and low bid prices quoted on the OTC-BB of the National Association of Securities Dealers and pink sheets of the National Quotation Bureau for shares of the Company's Common Stock for each of the fiscal quarters since the Company's stock was first quoted.

Fiscal Quarter Ended                    High Bid                      Low Bid

March 31, 1999                            $0.51                        $0.34
June 30, 1999                             $0.51                        $0.31
September 30, 1999                        $0.44                        $0.09
December 31, 1999                         $0.29                        $0.01
March 31, 2000                            $0.28                        $0.02
June 30, 2000                             $0.22                        $0.10


On September 22, 2000, the high and low bid prices were both $0.07.

The high and low bid quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The Company's Common Stock is issued in registered form and the following information is taken from the records of Computershare Investor Services (formerly American Securities Transfer and Trust Inc.), of 12039 W. Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228, the registrar and transfer agent for the Common Stock.

On June 30, 2000, the shareholders' list for the Company's Common Stock showed 155 registered shareholders and 17,653,072 shares outstanding.

The Company has not paid dividends in the past and it does not expect to have the ability to pay dividends in the near future. If the Company generates earnings in the future, it expects that they will be retained to finance further growth and, when appropriate, retire debt. The Directors of the Company will determine if and when dividends should be declared and paid in the future based on the Company's financial position at the relevant time. All of the Company's shares are entitled to an equal share in any dividends declared and paid.


ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

Effective March 10, 1999, the Company completed the acquisition of 100% of the outstanding common shares of Rob Roy. As the Rob Roy shareholders obtained effective control of the Company through the exchange of their shares of Rob Roy for shares of the Company, the acquisition has been accounted for in these consolidated financial statements as a reverse acquisition. Consequently, the consolidated statements of loss and deficit and changes in cash flows reflect the results from operations and changes in financial position of Rob Roy, the legal subsidiary, since inception combined with those of the Company, the legal parent, from the date of acquisition on March 10, 1999, in accordance with generally accepted accounting principles for reverse acquisitions. In addition, the comparative figures are those of Rob Roy, the legal subsidiary.

The Company's fiscal year end is June 30. The following is a summary of certain selected financial information for the fiscal years ended June 30, 2000 and 1999, and the period from its date of incorporation to June 30, 1998. Reference should be made to the financial statements attached to this registration statement to put the following summary in context. All dollar figures referred to in this section relating to the Company are listed in US dollars unless otherwise noted.

                                                                                           Inception (June 13, 1997)
                                        Year ended                   Year ended                to June 30, 1998
                                       June 30, 2000                June 30, 1999                 (unaudited)

Revenues                                    --                           --                           --
(Loss) from continuing
  operations                         $    (578,584)
(Loss) per common share
                                     $       (0.04)               $           (0.15)           $            (0.26)


                                       June 30, 2000                June 30, 1999                June 30, 1998

Working capital (deficiency)         $   (262,631)                $     (170,390)              $       (28,983)
Total assets                         $     37,120                 $       72,797               $        12,798
Long-term obligations                $        --                             --                           --

Results of Operations

During the fiscal year ended June 30, 2000, the Company incurred a loss of $578,584. The Company's level of activity was lower in fiscal 2000, with the Company focusing its efforts on regaining the listing of its Common Stock on the OTC Bulletin Board. Accordingly, the Company did very little in the way of exploration work on the Mexicana I property and other outside activities. The loss included the write-off of $30,000 in option payments and $42,065 in exploration costs on the Mexicana I property. See Part I - Item 2. Description of Property. The most significant expenses incurred by the Company were for consulting fees of $226,425, $215,720 of which was paid through the issuance of shares of the Company's Common Stock and the granting of stock options. General and administrative expenses were slightly higher in fiscal 2000 ($47,044 as compared to $35,592 in 1999). However, travel and promotion decreased from $136,384 in 1999 to $73,949 in 2000.

The Company's level of activity was substantially higher during the fiscal year ended June 30, 1999, as compared to the previous period. Expenses were $1,202,151 for 1999 as compared to $509,208 for 1998. The most significant increases were in the areas of exploration of mineral properties ($245,210) due to the drill program undertaken on the La Lajita property, professional fees ($152,065) primarily due to the legal and accounting expenses incurred with the acquisition of Rob Roy, and travel and promotion ($136,384) due to travel to Mexico and financial public relations work. Additionally, the Company wrote-off $576,050 in 1999 upon its decision to abandon the La Lajita property. After completing the exploration program on the La Lajita property, the Company decided to terminate its option. The Company made option payments of $534,214, issued 350,000 shares valued at $17,500, and incurred exploration expenditures in excess of $300,000 prior to terminating its option in September 1999.

From June to July, 1999, a 943.9-meter diamond drilling program was carried out on the La Lajita property in the area recommended by the Company's consulting geologists as having the highest possibility of containing an open pittable precious metals resource. The results obtained by the Company in September 1999 revealed that the drilling did not outline sufficient mineralization (material containing minerals of value) at high enough grades to continue exploration of the property. While underground mining targets with good potential remain on the property, they do not fit the Company's corporate objectives.

Due to the lack of any revenues, and the cumulative losses of $2,289,943 incurred through June 30, 2000, there is a substantial doubt about the Company's ability to continue as a going concern, as noted in the report of the independent auditors on the Company's financial statements. The Company requires additional financing to continue operations. If it is unable to obtain such financing, it may be unable to continue operations.

LIQUIDITY AND FINANCIAL CONDITION

Since inception, the Company's capital resources have been limited. The Company has had to rely upon the sale of equity securities for cash required to fund the administration of the Company. From its inception through June 30, 2000, the Company has raised $1,055,230, net of share issuance costs from the sale of its Common Stock. In addition, 850,000 shares have been issued for mineral property options and 1,932,200 shares have been issued for services. Since the Company does not expect to generate any revenues in the near future, it will have to continue to rely upon sales of equity and debt securities to raise capital, as well as loans from shareholders. It follows that there can be no assurance that financing, whether debt or equity, will always be available to the Company in the amount required at any particular time or for any particular period or, if available, that it can be obtained on terms satisfactory to the Company.

Pursuant to an interim financing agreement dated January 24, 2000, the Company borrowed $75,000 from an unrelated party. The interim financing bears interest at 8%, is due in full by October 30, 2000, and is guaranteed by R. Bruce Manery and Roger Watts, officers and directors of the Company. In addition, during the fiscal year ended June 30, 2000, the Company borrowed $60,350 from various shareholders. These advances do not bear interest, have no fixed terms of repayment, and are not evidenced by any written agreements. The Company will need to obtain additional funds through loans of this sort or the sale of its equity securities to maintain its operations.

At June 30, 1999, the Company had a working capital deficiency of $170,390, as compared to $28,983 at June 30, 1998. The increase in the working capital deficiency can be attributed to the cash outlays for payments on mineral properties and mineral property exploration made during the fiscal year ended June 30, 1999. In June 2000, the Company terminated its option agreement and no longer has any interest in any mineral properties.

At June 30, 2000, the Company had a working capital deficiency of $262,631. The increase was due primarily to the loss incurred during the year then ended.

PLAN OF OPERATION

Of the $291,577 in current liabilities at June 30, 2000, $124,129 was for trade and other obligations, and $75,000 had a October 30, 2000 repayment date. The remaining amount of $92,448 does not have a fixed date for repayment.

As of June 30, 2000, the Company had approximately $20,000 cash on hand. The Company is able to maintain an office, but is not able to service any existing debt. The Company does not intend to hire any more full-time employees over the next 12 months. The Company does not intend to make any purchases of plant or equipment over the next 12 months.


ITEM 7.  FINANCIAL STATEMENTS.

The audited financial statements of the Company for the fiscal years ended June 30, 2000 and 1999, with comparative figures to June 30, 1998 are attached hereto as pages F-1 to F-14. Effective March 10, 1999, the Company completed the acquisition of 100% of the outstanding common shares of Rob Roy. As the Rob Roy shareholders obtained effective control of the Company through the exchange of their shares of Rob Roy for shares of the Company, the acquisition has been accounted for in these consolidated financial statements as a reverse acquisition. Consequently, the consolidated statements of loss and deficit and changes in cash flows reflect the results from operations and changes in financial position of Rob Roy, the legal subsidiary, since inception combined with those of the Company, the legal parent, from the date of acquisition on March 10, 1999, in accordance with generally accepted accounting principles for reverse acquisitions. In addition, the comparative figures are those of Rob Roy, the legal subsidiary.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         None.

                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

The following table sets forth the name, age, and position of each officer and director of the Company. No director of the Company has been a director or officer of a company registered under the 1934 Act. Further, no directors or officers, promoters or control persons of the Company have in the past five years been involved in any bankruptcy, criminal proceedings or securities infractions.


NAME                              AGE       POSITION

David St. Clair Dunn              47        President, Director

Robert Bruce Manery               52        Vice-President Corporate Development, Secretary, Director

Roger Watts                       54        Chairman of the Board, Director


All directors of the Company have served since April 7, 1999. The officers and directors were elected on December 3, 1999, and will serve for one year or until their respective successors are elected and qualified.

DAVID ST. CLAIR DUNN - PRESIDENT, DIRECTOR

Self-Employed consulting geologist. Vice President of Exploration and director from April 1998 to April 1999 of ESM Resources Ltd., Vancouver, British Columbia, a company engaged in mineral exploration. Director of Hyperion
Resources Corp. from September 1997 to December, 1998, Vancouver, British Columbia, a mineral exploration company. Vice President Exploration of Consolidated Silver Tusk Mines Ltd., Vancouver, British Columbia, from May 1997 to December 1997. From November 1993 to November 1996 was the vice president and a director of Pioneer Metals Corp., Vancouver, British Columbia. From May 1990 to May 1993 was a consulting geologist to various public companies. Mr. Dunn is a registered professional geoscientist with the British Columbia Association of Professional Engineers and Geoscientists. He graduated from the University of British Columbia in Vancouver, with a Bachelor of Science degree in geology.

ROBERT BRUCE MANERY - VICE-PRESIDENT CORPORATE DEVELOPMENT, SECRETARY, DIRECTOR

Since April 1975 has been the President of RB Graphics Canada Inc., Kelowna, British Columbia, an advertising and marketing company involved in the marketing of international trade shows. Also President of One of a Kind Incorporated, a company involved in the marketing of syndicated radio shows in North America (the Champ) and the marketing of international art and wine exposes from May 1991 to present. Mr. Manery does not have any previous mining experience.

ROGER WATTS - CHAIRMAN OF THE BOARD OF DIRECTORS

Barrister and Solicitor. Senior partner with the law firm of Salloum, Doak, Kelowna, British Columbia, since 1990.

No other directorships are held by each director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company, under the Investment Company Act of 1940.

Messrs. Dunn, Manery and Watts may be deemed to be "promoters" and "control persons" of the Company, as that term in defined in the Securities Act of 1933. There are no other control persons.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended June 30, 2000, Messrs. Dunn, Manery and Watts were required to file a Form 3 by January 3, 2000, the date on which the Company's registration statement on Form 10-SB became effective. The Forms 3 for Messrs. Manery and Watts were filed on January 7, 2000. The Form 3 for Mr. Dunn was filed on February 8, 2000. There were no other known failures to file a report required by Section 16(a) of the Securities Exchange Act of 1934.


ITEM 10. EXECUTIVE COMPENSATION.

The following table sets forth information for all persons who have served as the chief executive officer of the Company since its inception in June 1997:

                           SUMMARY COMPENSATION TABLE

                                                                     Long Term Compensation
                                                             --------------------------- -----------
                                  Annual Compensation                  Awards             Payouts
                            --------- -------- ------------- ------------ -------------- -----------
                                                  Other
                                                  Annual      Restrict-    Securities
Name and                                       Compensation   ed Stock     Underlying    LTIP          All Other
Principal                   Salary     Bonus       ($)        Award(s)      Options/     Payouts      Compensation
Position            Year      ($)       ($)                      ($)        SARs (#)        ($)           ($)
------------------ -------- --------- -------- ------------- ------------ -------------- ----------- ---------------
David St. Clair     2000      -0-       -0-        -0-           -0-           -0-          -0-          $4,715
Clair Dunn,         1999      -0-       -0-        -0-           -0-           -0-          -0-         $18,333
President            (1)<F1>

David Parsons,      1999      -0-       -0-        -0-           -0-           -0-          -0-           -0-
President            (2)<F2>

Ryan                1999      -0-       -0-        -0-           -0-           -0-          -0-           -0-
Barnard,            1998      -0-       -0-        -0-           -0-           -0-          -0-           -0-
President            (3)<F3>

Nolan Moss,         1998      -0-       -0-        -0-           -0-           -0-          -0-           -0-
President            (4)<F4>

(1)<F1>  Mr. Dunn has been the President since April 7, 1999.  The amount paid was for geological work.
(2)<F2>  Mr. Parsons was the President from December 18, 1998 to April 7, 1999.
(3)<F3>  Mr. Barnard was the President from April 3, 1998 to December 18, 1998.
(4)<F4>  Mr. Moss was the President from June 17, 1997 to April 3, 1998.

OPTIONS GRANTED DURING THE MOST RECENTLY COMPLETED FISCAL YEAR

During the fiscal year ended June 30, 1999, the Board of Directors of the Company adopted a stock option plan, whereby directors, officers and employees of the Company were granted the right to subscribe for up to 10% of the issued and outstanding shares of the Company at prices to be fixed at the time of grant. No options were granted under this plan during the fiscal year ended June 30, 1999. On September 23, 1999, the Company granted stock options to purchase 1,450,000 shares of Common Stock exercisable at a price of $0.10 per share for 5 years. On September 22, 1999, the average of the bid prices was $0.115. Pursuant to the terms of the plan, the option price for non-qualified options is to be no less than 85% of fair market value as of date of grant. Accordingly, the options were granted with an option price of $0.10 per share. On May 31, 2000, the Company granted stock options to purchase 250,000 shares of Common Stock exercisable at $0.10 per share for 5 years. The closing bid price at the date of grant was $0.10 per share. The following officers and directors were granted non-qualified stock options:


     Optionee                                   Number of Options Granted

     Roger Watts                                         150,000
     Bruce Manery                                        150,000
     David St. Clair Dunn                                100,000

The options vest December 23, 1999 and expire September 23, 2004.

                      Option/SAR Grants in Last Fiscal Year

                                 Number of          Percent of total
                                Securities        options/SARs granted
                                Underlying          to employees in
                               Options/SARs           fiscal year          Exercise or base
Name                            granted (#)                                  price ($/Sh)          Expiration date

David St. Clair Dunn              100,000                 25%                    $0.10                09/23/04

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option SAR Values

                                                                               Number of        Value of unexercised
                                                                              unexercised       in-the-money options/
                                                                            options/SARs at      SARs at FY-end ($)
                                                                              FY-end (#)            exercisable/
                            Shares acquired on                               exercisable/           unexercisable
Name                           exercise (#)        Value realized ($)        unexercisable

David St. Clair Dunn                -0-                   -0-                  100,000/0                 0/0


PLANS AND OTHER COMPENSATION

The Company paid management fees of $57,104 and $55,618 to Bruce Manery and Roger Watts during the years ended June 30, 2000 and 1999, respectively.

No "Long Term Incentive Plan" has been instituted by the Company and none are proposed at this time. Accordingly, there is no LTIP Awards Table set out in
this  registration  statement.   The  Company  does  not  have  a  "Compensation
Committee".

No pension plans or retirement benefit plans have been instituted by the Company and none are proposed at this time.

PROPOSED COMPENSATION

Bruce Manery and Roger Watts are each paid Cdn.$3,500 per month as management fees.

In addition to the foregoing, officers and directors are also entitled to the reimbursement of all reasonable business expenses.


ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth, as of June 30, 2000, the outstanding Common Stock of the Company owned or of record or beneficially by each person who owned of record, or was known by the Company to own beneficially, more than 5% of the Company's Common Stock, and the name and shareholdings of each Officer and Director and all Officers and Directors as a group.

                                                                                             PERCENTAGE OF
                       NAME                                 SHARES OWNED                 COMMON STOCK OWNED(1)
DAVID ST. CLAIR DUNN(2)<F2> (3)<F3>                           100,000                            0.56%
1154 Marine Drive
Gibsons, British Columbia
Canada V0N 1V1

ROBERT BRUCE MANERY (3)<F3> (4)<F4>                           195,200                            1.09%
2420 Pandosy Street
Kelowna, British Columbia
Canada V1Y 1T8

ROGER WATTS (2)<F2> (4)<F4>                                   195,200                            1.09%
200 - 537 Leon Avenue
Kelowna, British Columbia
Canada V1Y 2A9

67849 CAPITAL LTD.                                          1,182,200                            6.70%
Box 209, Chancery Court
Leeward Highway
Turks and Caicos
West Indies

Twilight Enterprises JLK Ltd.                                 885,322                            5.02%
Box 209, Chancery Court
Leeward Highway
Turks and Caicos
West Indies


ALL OFFICERS & DIRECTORS                                      490,400                            2.72%
AS A GROUP(5)<F5>

-----------

(1)<F1> This table is based on 17,653,072 shares of Common Stock outstanding on June 30, 2000. If a person listed on this table has the right to obtain additional shares of Common Stock within sixty (60) days from June 30, 2000, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(2)<F2> These individuals are the officers and directors of the Company and may be deemed to be "parents" of the Company as that term is defined in the rules and regulations promulgated under the federal securities laws.

(3)<F3> Includes options to purchase 100,000 shares of Common Stock. See Part III - Item 10. Executive Compensation.

(4)<F4> Includes options to purchase 150,000 shares of Common Stock. See Part III - Item 10. Executive Compensation.

(5)<F5> Includes options to purchase 400,000 shares of Common Stock. See Part III - Item 10. Executive Compensation.

CHANGES IN CONTROL

We are not aware of any arrangements that may result in a change in control of the Company.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

During the year ended June 30, 2000, the Company paid or accrued management fees of $57,104 to officers and directors of the Company. At June 30, 2000, $84,417 payable to the directors is included in accounts payable.

On January 24, 2000, the Company borrowed $75,000 from a non-affiliated third party with interest at 8% per annum. The loan is due in full by October 30, 2000 and has been guaranteed by Robert Bruce Manery and Roger Watts, officers and directors of the Company. The lender received 150,000 shares of Common Stock from a shareholder of the Company (who owns less than 5% of the shares of the Company) as consideration for making the loan to the Company.


ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K.


       Regulation
       S-B Number                  Document
          2.1             Offer to Purchase (1)<F1>

          3.1             Articles of Incorporation (1)<F1>

          3.2             Bylaws (1)<F1>

          10.1            Mexicana I Agreement dated as of February 12, 1998 (1)<F1>

          10.2            La Lajita Agreement dated as of February 12, 1998 (1)<F1>

          10.3            1999 Stock Option Plan (1)<F1>

          10.4            Agreement with Transmeridian Exploration Inc., as amended (1)<F1>

          10.5            Letter of Intent with OREX Gold Mines Corporation (1)<F1>

          10.6            Mexicana I Agreement dated as of November 12, 1999 (1)<F1>

          10.7            Interim Financing Agreement (1)<F1>

           21             Subsidiaries of the Registrant (1)<F1>

           27             Financial Data Schedule
---------------

(1)<F1>  Incorporated by reference to the exhibits to the registrant's registration statement on Form 10-SB.

     No reports on Form 8-K were filed during the last quarter of the period covered by this report.

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             GOLDEN RIVER RESOURCES INC.

Date:  October 11, 2000                      By:/S/ DAVID ST. CLAIR DUNN
                                                --------------------------------
                                                David St. Clair Dunn, President

     In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                   Signature                                       Title                               Date




/S/ DAVID ST. CLAIR DUNN                         President and director
---------------------------------------------    (Principal Executive Officer)                        October 11, 2000
David St. Clair Dunn




/S/ ROBERT BRUCE MANERY
---------------------------------------------   Vice President Corporate Development                  October 11, 2000
Robert Bruce Manery                             Secretary and director (Principal
                                                Accounting Officer)



/S/ ROGER D. WATTS
---------------------------------------------    Chairman of the Board of Directors                   October 11, 2000
Roger D. Watts                                  (Principal Financial Officer)


                      Consolidated Financial Statements of

                      Golden River Resources Inc.

                      and subsidiaries

                      (A Development Stage Enterprise)

                      Year ended June 30, 2000

Auditors' Report to the stockholders

We have audited the accompanying consolidated balance sheets of Golden River Resources Inc. and subsidiaries (a development stage enterprise) as at June 30, 2000 and 1999, and the related consolidated statements of loss, stockholders' deficiency and comprehensive income and cash flows for the years then ended and the period from June 13, 1997 (inception) to June 30, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the financial position of the Company and subsidiaries as at June 30, 2000 and 1999 and the results of their operations and their cash flows for the years then ended and the period from June 13, 1997 (inception) to June 30, 2000, in accordance with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the consolidated financial statements, the Company, to date, has generated no revenues and has cumulative losses since inception of $2,289,943. These factors, among others, as discussed in Note 2 a), raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ KPMG LLP

Kelowna, Canada

August 18, 2000

Golden River Resources Inc.
(A Development Stage Enterprise)
Consolidated Balance Sheet

June 30, 2000, and 1999

$ United States


                                                                                2000               1999
                                                                            ------------       ------------
ASSETS

Current assets
     Cash                                                                   $    19,865        $    57,149
     Prepaid expenses                                                             9,081              6,220
                                                                            ------------       ------------
                                                                                 28,946             63,369

Capital assets (note 4)                                                           8,174              9,428
                                                                            ------------       ------------
                                                                            $    37,120        $    72,797
                                                                            ============       ============

LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities
     Accounts payable and accrued liabilities                               $   124,129        $   146,569
     Due to shareholders (note 5)                                                21,468             12,190
     Shares to be issued for services (note 8(d))                                10,630             75,000
     Debt (note 6 )                                                              60,350                -
     Interim financing payable (note 7)                                          75,000                -
                                                                            ------------       ------------
                                                                                291,577            233,759

Subscription for shares (note 8(e))                                              25,000                -

Stockholders' Deficiency
     Capital stock (note 8)                                                      17,653          1,537,475
     Additional paid in capital                                               1,979,911                -
     Deficit accumulated during the development stage                        (2,289,943)        (1,711,359)
     Accumulated other comprehensive income
          Cumulative translation adjustment                                      12,922             12,922
                                                                            ------------       ------------
                                                                               (279,457)          (160,962)
Commitment (note 9)
Subsequent events (note 11)
                                                                            ------------       ------------
                                                                            $    37,120        $    72,797
                                                                            ============       ============

See accompanying notes to consolidated financial statements.

On behalf of the Board:

    "Roger D. Watts"                                                Director
---------------------------------------


    "R. Bruce Manery"                                               Director
---------------------------------------

Golden River Resources Inc.
(A Development Stage Enterprise)
Consolidated Statements of Loss

Years ended June 30, 2000 and 1999

$ United States


                                                       From Inception
                                                      (June 13, 1997)
                                                      to June 30, 2000         2000                 1999
                                                      ----------------     ------------         ------------
Expenses
     Amortization                                      $     3,574          $     2,342          $     1,232
     Consulting fees                                       229,246              226,425                 -
     Exploration of mineral properties                     358,038               42,065              245,210
     Foreign exchange                                      (10,588)             (10,588)                 -
     General and administrative                            109,437               47,044               35,592
     Interest on long term debt                              6,667                6,667                  -
     Option payments to acquire mineral properties         860,489               30,000              576,050
     Professional fees                                     287,947              103,576              152,065
     Management fees                                       182,412               57,104               55,618
     Travel and promotion                                  262,721               73,949              136,384
                                                       ------------         ------------         ------------
Loss                                                   $ 2,289,943          $   578,584          $ 1,202,151
                                                       ============         ============         ============

Weighted average number of shares                        8,597,173           16,284,097            8,032,055

Loss per share                                         $     (0.27)         $     (0.04)         $     (0.15)
                                                       ============         ============         ============






See accompanying notes to consolidated financial statements.

Golden River Resources Inc.
(A Development Stage Enterprise)
Consolidated Statement of Stockholders' Deficiency and Comprehensive Income

Years ended June 30, 2000 and 1999

$ United States

                                                                                          Deficit         Accumulated
                                            Capital Stock                           Accumulated during       Other
                                      --------------------------      Additional      the Development    Comprehensive
                                         Shares         Amount     Paid in Capital          Stage           Income         Total
                                      ------------   ------------  ---------------  ------------------   -------------  ------------
Issued for cash at Cdn $0.01
   (US $0.007) per share                  750,000    $     5,115     $       -         $       -         $       -      $     5,115
Issued for cash at Cdn $0.25
   (US $0.17) per share                 2,687,634        458,265             -                 -                 -          458,265
                                      ------------   ------------    ------------      ------------      ------------   ------------
                                        3,437,634        463,380             -                 -                 -          463,380
Comprehensive income:
   Loss                                       -              -               -            (509,208)              -         (509,208)
   Foreign currency
   translation adjustment                     -              -               -                 -              16,845         16,845
                                      ------------   ------------    ------------      ------------      ------------   ------------
Comprehensive income (loss)                   -              -               -            (509,208)           16,845       (492,363)
                                      ------------   ------------    ------------      ------------      ------------   ------------
Rob Roy balance, June 30,
   1998 (Unaudited)                     3,437,634        463,380             -            (509,208)           16,845        (28,983)
Issued for cash at Cdn $0.25
   (US $0.17) per share                 3,017,238        515,591             -                 -                 -          515,591
Share issue costs                             -         (161,740)            -                 -                 -         (161,740)
Adjustment to record
   business combination
   with Golden River                    8,368,000        720,244             -                 -                 -          720,244
                                      ------------   ------------    ------------      ------------      ------------   ------------
                                       14,822,872      1,537,475             -            (509,208)           16,845      1,045,112
Comprehensive income:
  Loss                                        -              -               -          (1,202,151)              -       (1,202,151)
  Foreign currency
     translation adjustment                   -              -               -                 -              (3,923)        (3,923)
                                      ------------   ------------    ------------      ------------      ------------   ------------
Comprehensive loss                            -              -               -          (1,202,151)           (3,923)    (1,206,074)
                                      ------------   ------------    ------------      ------------      ------------   ------------

Balance June 30, 1999                   14,822,872     1,537,475             -          (1,711,359)           12,922       (160,962)

Reversal of amount accrued in
   1999 for share issue costs                 -           80,000             -                 -                 -           80,000
Restate capital stock to equal
   par value of shares
   outstanding                                -       (1,602,652)      1,602,652               -                 -              -
Issued for services (note 8)(b))          750,000            750          74,250               -                 -           75,000
Issued for services (note 8(c))         1,182,200          1,182         117,038               -                 -          118,220

Issued for cash at $0.10 per
   share, net of share issue
   costs                                  648,000            648          46,721               -                 -           47,369
Compensation cost of options
   issued to non-employees
   (note 8(f))                                -              -            97,500               -                 -           97,500
Shares issued pursuant to
   Mineral Property agreement
   @ $0.12 per share (note 9)             250,000            250          29,750               -                 -           30,000
Expenses incurred by
   shareholder on behalf of
   the Company (note 7)                       -              -            12,000               -                 -           12,000
                                      ------------   ------------    ------------      ------------      ------------   ------------
                                       17,653,072         17,653       1,979,911        (1,711,359)           12,922        299,127
Comprehensive income:
   Loss                                       -              -               -            (578,584)              -         (578,584)
                                      ------------   ------------    ------------      ------------      ------------   ------------
Balance June 30, 2000                  17,653,072    $    17,653     $ 1,979,911       $(2,289,943)      $    12,922    $  (279,457)
                                      ============   ============    ============      ============      ============   ============

See accompanying notes to consolidated financial statements.

Golden River Resources Inc.
(A Development Stage Enterprise)
Consolidated Statements of Cash Flows

Years ended June 30, 2000 and 1999

$ United States


                                                       From Inception
                                                      (June 13, 1997)
                                                     to June 30, 2000           2000                 1999
                                                     ----------------       ------------         ------------
Cash flows from operating activities:
Loss                                                   $(2,289,943)         $  (578,584)         $(1,202,151)
Non cash items
  Amortization                                               3,574                2,342                1,232
  Mineral property option payments paid with
    share consideration                                     60,000               30,000               30,000
  Compensation cost of options issued to
     non-employees                                          97,500               97,500                  -
  Amortization of expenses incurred by
    shareholder on behalf of the Company                     6,667                6,667                  -
  Consulting fees paid with share consideration            118,220              118,220                  -
Accounts payable and accrued liabilities                   124,129               57,560               29,789
Other                                                       17,720               11,750                  969
                                                       ------------         ------------         ------------
                                                        (1,862,133)            (254,545)          (1,140,161)
Cash flows from investing activities:
     Purchase of capital assets                            (11,748)              (1,088)             (10,660)

Cash flows from financing activities:
     Issuance of capital stock                           1,030,230               57,999              508,851
     Subscription for shares                                25,000               25,000                  -
     Proceeds of interim financing                          75,000               75,000                  -
     Proceeds of debt                                       60,350               60,350                  -
     Proceeds from realization of net assets acquired
       on the business combination with Golden River       690,244                  -                690,244
                                                       ------------         ------------         ------------
                                                         1,880,824              218,349            1,199,095

Foreign currency translation adjustment                     12,922                  -                 (3,923)
                                                       ------------         ------------         ------------
Increase (decrease) in cash                                 19,865              (37,284)              44,351

Cash, beginning of period                                      -                 57,149               12,798
                                                       ------------         ------------         ------------
Cash, end of period                                    $    19,865          $    19,865          $    57,149
                                                       ============         ============         ============

Supplementary information
  Interest paid                                                -                    -                    -
  Income taxes paid                                            -                    -                    -

Non-cash investing and financing activities
  Common shares issued for services                        193,220              193,220                  -
  Common shares issued pursuant to
     mineral property agreements                            60,000               30,000               30,000
  Common shares to be issued for share issue costs          10,630               10,630                  -
  Compensation cost of options issued to non-employees      97,500               97,500                  -
  Expenses incurred by shareholder on behalf
     of the Company                                         12,000               12,000                  -
  Reversal of amount accrued in 1999 for share
     issue costs                                            80,000               80,000                  -

See accompanying notes to consolidated financial statements.

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 1)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------


1.   NATURE OF OPERATIONS:

     Golden River Resources Inc. ("Golden River" or the "Company") was incorporated on June 17, 1997 under the laws of Nevada and its principal business activity was mineral property exploration and development. During 2000, the Company abandoned its remaining mineral property (note 9) and ceased active operations. Prior to the Company's business combination with Rob Roy Resources Inc. ("Rob Roy")(note 3), the Company was a shell corporation with no operations since inception. Rob Roy was incorporated on June 13, 1997 under the laws of British Columbia, Canada.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     a)  Going concern

         These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities in the normal course of business. As shown in the consolidated financial statements, to date, the Company has generated no revenues and has cumulative losses since inception of $2,289,943. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The Company's ability to continue as a going concern is dependent on its ability to generate future profitable operations and receive continued financial support from its shareholders and other investors. Subsequent to June 30, 2000, the Company has entered into an agreement to acquire Columbus Networks Corporation (note 11(b)). If completed as proposed, management intends that the Company's future active operations will be based on Columbus' business. Management intends to pursue financings to fund future operations, although no firm financing sources have been identified. If management is unable to generate sufficient cash to fund future operating activities it may be required to reduce operations.

     b)  Basis of presentation and consolidation

         The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated. Effective March 10, 1999, the Company completed the acquisition of 100% of the outstanding common shares of Rob Roy. As the Rob Roy shareholders obtained effective control of the Company through the exchange of their shares of Rob Roy for shares of the Company, the acquisition of Rob Roy was accounted for in these consolidated financial statements as a reverse acquisition. Consequently, the 1999 consolidated statements of loss, stockholders' deficiency and comprehensive income and cash flows reflect the results from operations and cash flows of Rob Roy, the legal subsidiary combined with those of Golden River, the legal parent, from acquisition on March 10, 1999, in accordance with generally accepted accounting principles for reverse acquisitions.

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 2)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     c)  Translation of Financial Statements

         The functional currency of the Company and its subsidiary, Rob Roy Resources Ltd., is the United States dollar. The Company's subsidiary operates in Canada and its operations are conducted in Canadian currency. The method of translation into United States dollars applied is as follows:

         i) Monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being US $1.00 per Cdn $1.4839.

         ii) Non-monetary assets and liabilities are translated at the rate of exchange in effect at the date the transaction occurred.

         iii) Expenses are translated at the rate of exchange in effect at the transaction date.

         iv) The net adjustment arising from the translation is included in the consolidated statement of loss. During the year ended June 30, 1999, the functional currency of Rob Roy was the Canadian dollar. Accordingly, the net adjustment arising from the translation was recorded as a separate component of stockholders' deficiency called "Cumulative translation adjustment" which is included in "Accumulated other comprehensive income".

     d)  Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e)  Financial instruments

         The fair values of cash and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of these instruments. It is not possible to determine the fair value of amounts due to shareholders and debt as maturity dates are not determinable and there is no active market for indebtedness of this nature. The fair value of the interim financing payable approximates its carrying amount due to the fixed interest rate of the financing closely approximating floating rates at the financial statement date. The maximum credit risk exposure for all financial assets is the carrying amount of that asset.

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 3)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     f)  Capital assets

         Capital assets are stated at cost. Amortization is provided using the following methods and annual rates which are intended to amortize the cost of assets over their estimated useful life:

         Asset                                                     Method                 Rate
         Furniture and equipment                        Declining balance                 20%
         Computer equipment                             Declining balance                 30%

     g)  Mineral properties

         All costs associated with acquiring and exploring mineral properties are expensed as incurred until such time as economic proven reserves can be established.

     h)  Loss per share

         Loss per share has been calculated using the weighted average number of common shares outstanding during the period. The effect of the stock options (note 8(g)), have not been included in the computation because to do so would be anti-dilutive.

     i)  Accounting standards change

         In June, 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Adoption of this statement is not expected to impact the Company's results of operations or financial position.

     j)  Stock  option plan

         During 1999, the Company adopted a stock option plan whereby directors, officers, consultants and employees of the Company were granted the right to subscribe for up to 10% of the issued and outstanding shares of the Company. Options issued pursuant to the plan have a vesting period of three months, expire five years from the date of issue and have exercise prices equal to or greater than the fair market value of the Company's common stock at the date of grant.

         The Company applies APB Opinion No. 25 in accounting for stock options granted to employees whereby compensation cost is recorded only to the extent that the market price exceeds the exercise price at the date of grant and, accordingly, no compensation cost will be recognized for its employee stock options in the financial statements. Options granted to non-employees are accounted for at their fair value at the date of grant.

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 4)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     k)  Income taxes

         The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Although the Company has consolidated loss carryforwards of approximately $2,200,000 available, no amount has been reflected on the balance sheet for deferred income taxes as any deferred income tax asset has been fully offset by a valuation allowance.

3.   Business combination:

     Effective March 10, 1999, Golden River and Rob Roy executed their business combination agreement. Golden River issued 6,454,872 common shares to the shareholders of Rob Roy in consideration for all of the issued and outstanding common shares of Rob Roy on the basis of one common share of Golden River for each common share of Rob Roy. As the former shareholders of Rob Roy obtained effective control of the Company through the share exchange, this transaction was accounted for in these financial statements as a reverse acquisition and the purchase method of accounting was applied. Under reverse acquisition accounting, Rob Roy is considered to have acquired Golden River with the results of Golden River's operations included in the consolidated financial statements from the date of acquisition.

     Rob Roy is considered the continuing entity and consequently, the amounts prior to March 10, 1999 are those of Rob Roy. Prior to the business combination with Rob Roy, Golden River was deemed a shell corporation with no operations since inception on June 17, 1997. Equity financing was raised prior to March 10, 1999 in anticipation of the business combination. Accordingly, the acquisition has been recorded at the fair value of the tangible net assets of Golden River at the date of acquisition. The acquisition details are as follows:

     Net assets acquired

       Cash                                                  $  34,761
       Share subscriptions receivable                          514,500
       Due from related party                                  267,174
       Current liabilities                                     (96,191)
                                                             ----------
       Consideration given for net assets acquired             720,244
       Common shares issued                                  $ 720,244
                                                             ==========

                                      F-10

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 5)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------

3.   Business combination (continued):

     Proforma results for periods prior to the acquisition have not been provided as such results would not be significantly different from those reported.

     The amount due from related party was receivable from Rob Roy Resources Ltd. and has been eliminated upon consolidation of the Company and Rob Roy.

     The share subscriptions receivable were collected subsequent to the business combination on March 10, 1999.

4.   CAPITAL ASSETS:

     2000                                                                    Accumulated      Net book  Value
                                                                  Cost      amortization                 2000

     Furniture and equipment                                  $  7,717           $ 1,955              $ 5,762
     Computer equipment                                          4,031             1,619                2,412
                                                              --------           -------              -------
                                                              $ 11,748           $ 3,574              $ 8,174
                                                              ========           =======              =======

     1999                                                                    Accumulated      Net book  Value
                                                                  Cost      amortization                 1999

     Furniture and equipment                                     6,629               628                6,001
     Computer equipment                                          4,031               604                3,427
                                                              --------           -------              -------
                                                                10,660             1,232                9,428
                                                              ========           =======              =======

5.   DUE TO SHAREHOLDERS:

     The amount due to shareholders is unsecured and without interest or stated terms of repayment.

6.    DEBT

     The debt represents advances made to the Company by shareholders who, individually, own less than 5% of the outstanding shares of the Company. The advances do not bear interest, have no fixed terms of repayment and are not pursuant to a written agreement.

7.   INTERIM FINANCING PAYABLE

     On January 24, 2000, the Company signed an interim financing agreement with an unrelated party for $75,000. The financing is due in full by October 30, 2000, bears interest at 8% and is guaranteed by two Directors of the Company. In conjunction with signing the agreement, the lender received 150,000 common shares of the Company from a shareholder who owns less than 5% of the Company. The market value of shares at the time of the transfer, aggregating $12,000, was recorded as prepaid interest and a capital contribution in the accounts of the Company. This amount is amortized on a straight line basis over the estimated nine month term of the interim financing.

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 6)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------

8.   CAPITAL STOCK:

     a)  Authorized:
              50,000,000 common shares with a par value of $0.001 per share 1,000,000 preferred shares with a par value of $0.01 per share

     b) During 1999, the Company received services for which it agreed to issue 750,000 common shares at their market value of $0.10 per share. The shares were issued during 2000.

     c) During 2000, the Company received services for which it issued 1,182,200 common shares at their market value of $0.10 per share.

     d) During 2000, the Company received services for which it agreed to issue 88,587 common shares at their market value of $0.12 per share.

     e) During 2000, the Company received $25,000 for subscriptions for 200,000 common shares of the Company.

     f) During 2000, the Company issued 1,700,000 common share stock options. These stock options have an exercise price of $0.10 per share and expire on September 23, 2004. All options have vested as at June 30, 2000.

         Of the options, 1,300,000 were granted to non-employees. The fair value of $97,500 of these options has been determined using the Black Scholes Method using the expected life to be the life of the options, volatility factor of 95%, risk free rate of 5.5% and no assumed dividend rate and has been included in the determination of the loss for the year.

         Had the Company determined compensation cost based on the fair value of the 400,000 options issued to employees at the grant date under SFAS No. 123, the Company's loss would have been increased to the pro forma amounts indicated below:

                                                                  2000             1999

         Loss                As reported                     $ 582,505      $ 1,202,151
                             Pro forma                         612,505        1,202,151

         The above pro forma amount has been determined using the Black Scholes Method using the expected life to be the life of the options, volatility factor of 95%, risk free rate of 5.5% and no assumed dividend rate.

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 7)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------


9.   COMMITMENT:

     La Mexicana:

     Pursuant to an option agreement with an effective date of July 1, 1997, as evidenced in writing on February 12, 1998, the Company acquired an option to earn a 70% interest in mineral claims located in the Municipality of Pueblo Nuevo, State of Durango, Mexico. The agreement requires the following:

         o    an initial payment of $50,000;

         o $50,000 semi-annually commencing January 1, 1998 until February 12, 2001, or until a positive bankable feasibility study is completed, whichever is the earliest to occur;

         o the issuance of 250,000 common shares at an agreed price of $0.05 per share on the effective date that the Company became listed on a recognized quotation system (being March 10, 1999); and

         o the issuance of a further 250,000 shares at an agreed price of $0.05 per share on each of September 10, 1999, March 10, 2000 and September 20, 2000.

     In addition, under the terms of the agreement, the Company must make exploration expenditures on the claims in the amount of $300,000 by June 30, 1998, $500,000 by June 30, 1999 and $700,000 by June 30, 2000. The
     Company is also responsible for the payment of any value added taxes on the property.

     As at June 30, 2000, the Company has made option payments in the aggregate amount of $307,500, but has only made nominal exploration expenditures of the nature outlined in the agreement. However, effective November 12, 1999 the Company signed an amended agreement which revised the terms of the original agreement as follows:

     o the Company must make exploration expenditures on the claims in the amount of $300,000 by June 12, 2000 and $1,200,000 by February 12,
         2001; and

     o the Company must issue 750,000 common shares prior to March 10, 2002 with a minimum of 250,000 shares issued by February 12, 2000. During 2000, the Company issued the initial 250,000 shares required under the revised terms of the original agreement at $0.12 per share, being the market value of the stock at the date of issue.

     During 2000, the Company elected to terminate the agreement and is no longer committed to expend the above exploration amounts or issue further common shares.

Golden River Resources Inc.
(A Development Stage Enterprise)
Notes to Consolidated Financial Statements (page 8)

Years ended June 30, 2000 and 1999

$ United States

--------------------------------------------------------------------------------


10.  RELATED PARTY TRANSACTIONS:

     During the year, the Company paid or accrued management fees of $57,104 (1999 - $55,618) to Directors of the Company. The Company also paid consulting fees of $4,715 (1999 - $nil) to the President of the Company. Included in accounts payable is $84,417 (1999 - $21,276) payable to three of the Directors of the Company.

11.  SUBSEQUENT EVENTS:

     a)  The shares referred to in note 8 (d) were issued.

     b) On August 15, 2000, the Company signed a letter of intent with Columbus Networks Corporation ("Columbus") a Canadian private corporation. Columbus' major activity is the development of electronic recruitment websites including the Education Canada Network. The letter states the Company will issue, subsequent to a share consolidation, approximately 11,200,000 common shares for all of the outstanding common shares of Columbus such that after the transaction the former Columbus shareholders will own approximately 70% of the outstanding common stock of the Company. The proposed transaction would be accounted for as a reverse acquisition with Columbus identified as the acquirer. After the proposed transaction, the Company's name will be changed to Columbus
         Networks Corporation. Implementation of the share exchange is subject to completion of due diligence, shareholder and regulatory approval and completion of definitive agreements. The Company anticipates completing its due diligence by October 15, 2000.

     c) Subsequent to June 30, 2000, the Company received a subscription for 750,000 common shares for cash proceeds of $75,000.

12. COMPARATIVE FIGURES:

     Certain of the comparative figures have been restated to conform with the presentation adopted in the current year.

                                   APPENDIX C
    COLUMBUS AUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED JUNE 30, 2000

                             FINANCIAL STATEMENTS OF

                          COLUMBUS NETWORKS CORPORATION

                        (A DEVELOPMENT STAGE ENTERPRISE)

                            YEAR ENDED JUNE 30, 2000

AUDITORS' REPORT TO THE STOCKHOLDERS


We have audited the accompanying balance sheet of Columbus Networks Corporation (a development stage enterprise) as at June 30, 2000 and the related statements of operations, stockholders' equity and comprehensive income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as at June 30, 2000 and the results of its operations and its cash flows for the year then ended, in accordance with accounting principles generally accepted in the United States of America.



SIGNED "KPMG LLP"



Kelowna, Canada

September 26, 2000

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Balance Sheet

June 30, 2000

$ United States

ASSETS

Current assets
   Cash                                                                   $  31,986
   Accounts receivable                                                        7,239
   Prepaid expenses and deposits                                              5,825
                                                                          ----------
                                                                             45,050

Fixed assets (note 3)                                                        51,271

Website development (note 4)                                                 19,790
                                                                          ----------
                                                                          $ 116,111
                                                                          ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable and accrued liabilities                               $  34,459
   Unearned revenue                                                          25,115
   Payable to directors                                                         825
                                                                          ----------
                                                                             60,399

Subscription for shares (note 5(b))                                           1,689

Stockholders' Equity
   Capital stock (note 5)                                                   293,178
   Deficit accumulated during the development stage                        (241,191)
   Accumulated other comprehensive income
      Cumulative translation adjustment                                       2,036
                                                                          ----------
                                                                             54,023
Commitment (note 6)
Subsequent events (note 7)

                                                                          $ 116,111
                                                                          ==========

See accompanying notes to financial statements.


Approved by the Board:

                                                          ,  Director
---------------------------------------------------------

                                                          ,  Director
---------------------------------------------------------

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statement of Operations



$ United States

                                                                                   Predecessor Business (note 2(a))
                                                               Year ended             Period from        Year ended
                                                             June 30, 2000        July 1, 1999 to     June 30, 1999
                                                                                December 15, 1999
                                                                                      (unaudited)       (unaudited)
Fee revenue                                                    $   38,151             $  53,850        $    83,217
Interest and other income                                           1,796                   -                  -
                                                               -----------            ----------       ------------
                                                                   39,947                53,850             83,217

Expenses
   Advertising and promotion                                       17,280                   893              1,527
   Amortization - fixed assets                                      5,208                 1,071              1,837
   Amortization- website development                                  486                   -                  -
   Automotive                                                       9,808                 5,727              7,678
   Bank charges                                                       766                   125                318
   Conferences                                                      7,906                   -                  -
   Inducement fee                                                  18,996                   -                  -
   Insurance                                                        1,224                   -                  -
   Internet fees                                                   15,238                   884              2,001
   Licences, fees and dues                                          3,049                   -                  -
   Office                                                           8,644                 2,039              4,267
   Professional fees                                               18,858                   733                993
   Rent                                                            12,470                 2,088              2,384
   Repairs and maintenance                                          1,612                   -                  -
   Telephone                                                        5,049                 2,697              2,342
   Training                                                         1,022                   -                  -
   Travel                                                          13,866                 2,090              7,621
   Wages and benefits                                             137,098                   -                  -
   Website development                                              2,558                16,488             20,990
                                                               -----------            ----------       ------------
                                                                  281,138                34,835             51,958

(Loss) net income                                              $ (241,191)            $  19,015        $    31,259
                                                               ===========            ==========       ============

Weighted average number of shares outstanding                   3,732,500

Loss per share (note 2(d))                                     $    (0.06)
                                                               ===========

See accompanying notes to financial statements.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statement of Stockholders' Equity and Comprehensive Income

Year ended June 30, 2000

$ United States

                                                                     Deficit
                                                                    Accumulated         Accumulated
                                                                    During the            Other
                                           CAPITAL STOCK            Development        Comprehensive
                                   --------------------------
                                     Shares            Amount          Stage               Income            Total

CLASS A SHARES
Shares issued for acquisition
  of assets on December 15,
  1999 (note 1)                      4,500,000     $       1        $     -                $  -           $       1

Shares issued for cash at Cdn
  $0.25 (US $0.17) per share
  on January 28, 2000                1,800,000       303,930              -                   -             303,930

Shares issued for cash at Cdn
  $0.25 (US $0.17) per share
  on June 16, 2000                      80,000        13,508              -                   -              13,508

Share issue costs                          -         (24,262)             -                   -             (24,262)
                                     ---------     ----------       ----------             ------         ----------
                                     6,380,000       293,177              -                   -             293,177

CLASS B SHARES

Shares issued for acquisition
  of assets on December 15,
  1999 (note 1)                      1,000,000             1              -                   -                   1
                                     ---------     ----------       ----------             ------         ----------
                                     7,380,000       293,178              -                   -             293,178

Comprehensive income
  Loss                                     -             -           (241,191)                -            (241,191)
  Foreign currency
    translation adjustment                 -             -                -                 2,036             2,036
                                     ---------     ----------       ----------             ------         ----------
Comprehensive income (loss)                -             -           (241,191)              2,036          (239,155)
                                     ---------     ----------       ----------             ------         ----------
Balance, June 30, 2000               7,380,000     $ 293,178        $(241,191)             $2,036         $  54,023
                                     =========     ==========       ==========             ======         ==========

See accompanying notes to financial statements.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Statement of Cash Flows

Years ended June 30, 2000 and 1999

$ United States


                                                                                   Predecessor Business (note 2(a))
                                                               Year ended             Period from        Year ended
                                                             June 30, 2000        July 1, 1999 to     June 30, 1999
                                                                                December 15, 1999
                                                                                      (unaudited)       (unaudited)
Cash provided by (used in):

Operating activities
  Cash receipts from customers                                 $   44,269             $  48,894        $    73,129
  Cash receipts from interest and other income                      1,796                   -                  -
  Cash paid to suppliers and employees                           (235,052)              (34,059)           (51,759)
                                                               -----------            ----------       ------------
                                                                 (188,987)               14,835             21,370

Financing activities
  Increase in payable to directors                                    825                   -                  -
  Issuance of shares                                              293,176                   -                  -
  Subscription for shares                                           1,689                   -                  -
  Partners' draws                                                     -                  (4,614)           (29,399)
  Bank indebtedness                                                   -                    (364)               364
                                                               -----------            ----------       ------------
                                                                  295,690                (4,978)           (29,035)

Investing activities
  Purchase of fixed assets                                        (56,477)               (9,857)            (1,578)
  Website development costs capitalized                           (20,276)                  -                  -
                                                               -----------            ----------       ------------
                                                                  (76,753)               (9,857)            (1,578)

Foreign currency translation adjustment                             2,036                   -                  -
                                                               -----------            ----------       ------------
Increase (decrease) in cash                                        31,986                   -               (9,243)

Cash, beginning of year                                               -                     -                9,243
                                                               -----------            ----------       ------------
Cash, end of year                                              $   31,986             $     -          $       -
                                                               ===========            ==========       ============

See accompanying notes to financial statements.

Supplementary information
  Interest paid                                                $      -               $     -          $       -
  Income taxes paid                                                   -                     -                  -

Non-cash financing and investing activities
  Common shares issued for fixed assets                               2                     -                  -
                                                               ===========            ==========       ============

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


1.   OPERATIONS:

     The Company was incorporated under the laws of the Province of British Columbia on March 3, 1999 and was inactive until December 1, 1999. On December 15, 1999 the Company purchased the undernoted assets from a partnership, the partners of which are now directors of the Company and currently own 4,265,000 class A common shares and 1,000,000 class B common shares of the Company. As the controlling partner of the partnership acquired a controlling interest in the Company on this transaction and control of the underlying assets has not changed on the acquisition, this transaction is accounted for as a common control transaction. Accordingly, the purchase of the assets has been recorded in the accounts of the Company at an amount equal to the net book value in the accounts of the partnership at the transaction date.


     Assets Purchased

     Fixed assets                                                       $17,783
                                                                        =======
     Consideration Paid

     Non-interest bearing demand promissory note                        $17,781
     Issuance of 4,500,000 class A common shares                              1
     Issuance of 1,000,000 class B common shares                              1
                                                                        -------
                                                                        $17,783
                                                                        =======

     The promissory note was repaid during the year ended June 30, 2000.

     The major activity of the Company is developing electronic recruitment websites including the Education Canada Network.

2.   ACCOUNTING POLICIES:

     (a)  Basis of Presentation

          In accordance with the rules and regulations of the Securities and Exchange Commission, the partnership described in note 1 is considered to be a predecessor entity as the Company's operations are a continuation of the operation of the partnership. As such, the predecessor entity's financial statements are required to be presented in specified U.S. Securities filing documents. Accordingly, the amounts presented for the period from July 1, 1999 to December 15, 1999 and for the year ended June 30, 1999 in the statements of operations and cash flows are those of a predecessor partnership. These amounts are unaudited, however, in the opinion of management, all adjustments (consisting of normal recurring items) necessary for the fair presentation of these unaudited amounts in conformity with accounting principles generally accepted in the United States have been made.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States



2.   ACCOUNTING POLICIES (CONTINUED):

     (b)  Translation of Financial Statements

          The Company operates in Canada and its operations, and therefore its functional currency, are conducted in Canadian currency.

          These financial statements have been translated into United States dollars. The method of translation applied is as follows:

          i) Assets and liabilities are translated at the rate of exchange in effect at the balance sheet date, being U.S. $1.00 per Cdn. $1.4806.

          ii) Revenue and expenses are translated at the exchange rate in effect at the transaction date.

          iii) The net adjustment arising from the translation is recorded as a separate component of stockholders' equity called "cumulative translation adjustment" which is included in "accumulated other comprehensive income."

     (c)  Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (d)  Loss Per Share

          Loss per share has been calculated using the weighted average number of common shares outstanding during the period.

     (e)  Fixed assets

          Fixed assets are stated at cost. Amortization is provided using the straight-line method at the annual rates set out in note 3.

     (f)  Website Development

          Website development costs incurred in the planning stage are expensed as incurred. The costs of application and infrastructure development incurred subsequent to the preliminary project stage, and that have received management approval for further development, and are capitalized and amortized on the straight-line method over their estimated useful life (estimated to be three years). Once developed, operating costs are expensed as incurred.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


2.   ACCOUNTING POLICIES (CONTINUED):

     (g)  Revenue recognition

          Revenue earned in connection with website subscriptions is recognized over the term of the subscription. Revenue received in advance of reaching the recognition point is recorded as unearned revenue.

     (h)  Income taxes

          The Company accounts for income taxes by the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and their respective tax bases, and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Although the Company has loss carryforwards available, no amount has been reflected on the balance sheet for deferred income taxes as any deferred income tax asset has been fully offset by a valuation allowance.

     (i)  Financial instruments

          The fair values of cash, accounts receivable, accounts payable and accrued liabilities and payable to directors approximate their carrying values due to the relatively short periods to maturity of these instruments. The maximum credit risk exposure for all financial assets is the carrying amount of that asset.

     (j)  Accounting Standards Change

          In June 1998 the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Adoption of this statement is not expected to impact the Company's results of operations or financial position as the Company has not, to date, entered into any derivative contracts.

     (k)  Stock option plan

          During the year the Company adopted a stock option plan whereby directors, officers, employees and consultants can be granted the right to subscribe for common shares of the Company. The maximum number of shares subject to the plan and the exercise price shall be determined by the directors, but shall be subject to the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. The vesting period and expiry date of options shall be determined by the board of directors. As at June 30, 2000 there are no options outstanding under the plan.

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


2.   ACCOUNTING POLICIES (CONTINUED):

     (k)  Stock option plan (continued)

          The Company applies APB Opinion No. 25 in accounting for stock options granted to employees whereby compensation cost is recorded only to the extent that the market price exceeds the exercise price at the date of grant. Options granted to non-employees are accounted for at their fair value at the date of grant.


3.   FIXED ASSETS:

                                                                                       Accumulated            Net Book
                                                       Rate           Cost            Amortization              Value
          Office furniture and equipment                20%      $     12,025         $        801         $     11,224
          Computer equipment                            33%            33,619                3,495               30,124
          Computer software                             33%             7,213                  701                6,512
          Leasehold improvements                        20%             3,622                  211                3,411
                                                                 ------------         ------------         ------------
                                                                 $     56,479         $      5,208         $     51,271
                                                                 ============         ============         ============

4.   WEBSITE DEVELOPMENT:
          Capitalized costs                                                                                $     20,276
          Accumulated amortization                                                                                  486
                                                                                                           ------------
                                                                                                           $     19,790
                                                                                                           ============

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States


5.   CAPITAL STOCK:

     a)   Authorized:
          100,000,000 Class A common shares with no par value
            1,000,000 Class B common non-voting shares with no par value 1,000,000 Class C common non-voting shares with no par value 1,000,000 Class D common non-voting shares with no par value 1,000,000 Class E redeemable non-voting preferred shares with a par value of $100 and a redemption value of $100 each 10,000,000 Class F redeemable, retractable non-voting preferred shares with a par value of $0.01 each
           10,000,000 Class G redeemable, retractable non-voting preferred shares with a par value of $0.01 each
            1,000,000 Class H redeemable, retractable non-voting preferred shares with a par value of $0.01 and a redemption value of $100 each

          The Class F and G shares shall only be issued as consideration for the acquisition of property. The redemption value of the shares shall be determined by formula at the time of issuance. The Class F and G shares are only entitled to non-cumulative dividends as described below unless the Company fails to redeem the shares at the request of the holder(s). In this event, the Class F and G shares are entitled to a 9% annual cumulative dividend based on the redemption amount of the shares.

          The class H shares are non-participating as to dividends unless the Company fails to redeem the shares at the request of the holder(s). In this event, the Class H shares are entitled to a 9% annual cumulative dividend based on the redemption amount of the shares.

          The Class A, B, C, D, E, F and G shares are entitled to dividends at the discretion of the directors, but dividends shall not be declared if doing so would reduce the value of the net assets of the Company below the aggregate redemption amounts of the issued Class F,G and H shares.

     b)   Subscription for shares:

          During the year, the Company received a subscription for 10,000 Class A common shares at CDN $0.25 (US $0.17) per share. The shares were issued subsequent to June 30, 2000.


6.   COMMITMENT:

     The Company rents its premises under a lease expiring on October 31, 2001. Future minimum annual lease payments over the remaining term of the lease are:

     2001                                                      $     25,384
     2002                                                             8,461

COLUMBUS NETWORKS CORPORATION
(A Development Stage Enterprise)
Notes to Financial Statements

Year ended June 30, 2000

$ United States



7.   SUBSEQUENT EVENTS:

     a) On September 15, 2000 the Company entered into a letter of intent which proposes that all of the shareholders of the Company will exchange their common shares for approximately 70% of the common shares of Golden River Resources Inc., the shares of which are listed and posted for trading on the facilities of the over the counter bulletin board market in the United States. The shares of Golden River Resources Inc. received by the shareholders of the Company may be subject to escrow. This proposed transaction is subject to both shareholder and regulatory approval.

     b) Subsequent to June 30, 2000, the Company issued 543,800 Class A common shares for aggregate cash proceeds of $91,821.

     c) On August 30, 2000, the Company issued 100,000 Class A common shares in exchange for ownership of a website and associated domain names. The fair value of the shares issued, aggregating $16,885, approximated the fair value of the assets acquired.

     d) Subsequent to June 30, 2000, the Company loaned $18,236 to the President and two directors of the Company. The loans do not bear interest, are unsecured and are demand in nature.

8.   STATEMENT OF CASH FLOWS:

     Cash flows from operating activities prepared under the indirect method are as follows:



                                                                                   Predecessor Business (note 2(a))
                                                               Year ended             Period from        Year ended
                                                             June 30, 2000        July 1, 1999 to     June 30, 1999
                                                                                December 15, 1999
                                                                                      (unaudited)       (unaudited)
     (Loss) net income                                         $   (241,191)          $  19,015        $    31,259

     Non-cash item:
       Amortization                                                   5,694               1,071              1,837

       Accounts receivable                                           (7,239)              4,545              1,512
       Prepaid expenses and deposits                                 (5,825)                -                  -
       Accounts payable and accrued liabilities                      34,459                (295)            (1,638)
       Unearned revenue                                              25,115              (9,501)           (11,600)
                                                               -------------          ----------       ------------
                                                               $   (188,987)          $  14,835        $    21,370
                                                               =============          ==========       ============

                                   APPENDIX D
      GOLDEN RIVER UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                      Unaudited Pro Forma Consolidated Financial Information for

                      GOLDEN RIVER RESOURCES INC.

                      and subsidiaries

                      (A Development Stage Enterprise)

                      Year ended June 30, 2000

GOLDEN RIVER RESOURCES INC.

Unaudited pro forma consolidated and combined financial information

The following unaudited pro forma consolidated and combined financial information gives effect to the acquisition of Columbus Networks Corporation ("Columbus") by Golden River Resources Inc. ("Golden River"), which acquisition is proposed to occur effective November 30, 2000. Under the proposed terms, the Columbus shareholders will obtain control of Golden River through the exchange in their shares of Columbus for shares of Golden River. Accordingly, for accounting purposes the acquisition of Columbus has been accounted for in these unaudited pro forma consolidated financial statements by the purchase method as a reverse acquisition in accordance with APB Opinion No. 16.

Under the purchase method of accounting for reverse acquisitions, the fair value of the purchase consideration issued is allocated to the assets acquired and liabilities assumed based on their estimated fair values. As Columbus, the accounting acquirer, is a closely held private company with no quoted market price for its shares, the purchase price has been estimated based on the fair value of Golden River's net assets. Management has estimated that there is no material difference between the book values and the fair values of Golden River's net assets and, accordingly, the transaction has been recorded at the net book values of Golden River's net assets at June 30, 2000.

The unaudited pro forma consolidated balance sheet as at June 30, 2000 gives effect to the acquisition as if it occurred on June 30, 2000. The Golden River and Columbus balance sheet information was derived from their audited June 30, 2000 balance sheets. The unaudited pro forma combined statement of operations gives pro forma effect to the acquisition as if the transaction was consummated as of July 1, 1999. The Golden River and Columbus statement of operations information was derived from their audited statements of operations for the year ended June 30, 2000.

The unaudited pro forma consolidated and combined financial information has been prepared by management and is not necessarily indicative of the consolidated financial position or combined results of operations in future periods or the results that actually would have been realized had Golden River and Columbus been a combined company during the specified periods. The pro forma combined statement of operations does not include any material non-recurring charges or credits directly attributable to the transaction. The unaudited pro forma consolidated and combined financial information, including the notes thereto, should be read in conjunction with, the historical consolidated financial statements of Golden River included in its Form 10-KSB filed October 13, 2000 with the Securities and Exchange Commission and the historical financial statements of Columbus attached to this proxy statement.

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2000

$ United States

                                                     Historical                           Pro Forma
                                           Golden River          Columbus      Adjustments        Consolidated
                                                                                   (note 2)
Assets

Current assets
     Cash                                  $    19,865          $  31,986      $   500,000  (d)$     551,851
     Accounts receivable                            -               7,239              -               7,239
     Prepaid expenses and deposits               9,081              5,825              -              14,906
                                           ------------         ----------     ------------        ----------
                                                28,946             45,050          500,000           573,996

Capital assets                                   8,174             51,271              -              59,445

Website development                                -               19,790              -              19,790
                                           ------------         ----------     ------------        ----------
                                           $    37,120          $ 116,111      $   500,000         $ 653,231
                                           ============         ==========     ============        ==========

Liabilities and Stockholders' Equity (Deficiency)

Current liabilities
     Accounts payable and
       accrued liabilities                 $   124,129          $  34,459      $       -           $  58,588
     Due to shareholders                        21,468                825              -              22,293
     Shares to be issued for services           10,630                -                -              10,630
     Debt                                       60,350                -                -              60,350
     Interim financing payable                  75,000                -                -              75,000
     Unearned revenue                              -               25,115              -              25,115
                                           ------------         ----------     ------------        ----------
                                               291,577             60,399              -             351,976

Subscription for shares                         25,000              1,689              -              26,689

Stockholders' Equity (Deficiency)
     Capital stock                              17,653            293,178          356,529 (a)
                                                                                  (356,529)(a)
                                                                                         1 (b)
                                                                                   (17,653)(c)
                                                                                   500,000 (d)
                                                                                  (192,000)(e)
                                                                                  (580,560)(f)        20,619

     Additional paid in capital              1,979,911                -         (1,979,911)(c)
                                                                                   192,000 (e)
                                                                                   580,560 (f)       772,560
     Deficit accumulated during the
       development stage                    (2,289,943)          (241,191)        (279,458)(b)
                                                                                 2,289,943 (c)      (520,649)
     Accumulated other comprehensive
       income
         Cumulative translation adjustment      12,922              2,036          (12,922)(c)         2,036
                                           ------------         ----------     ------------        ----------
                                              (279,457)            54,023          500,000           274,566
                                           ------------         ----------     ------------        ----------
                                           $    37,120          $ 116,111      $   500,000         $ 653,231
                                           ============         ==========     ============        ==========

See accompanying notes to financial information.

On behalf of the Board:

    "ROGER D. WATTS"                               Director
-----------------------------------------

    "R. BRUCE MANERY"                              Director
---------------------------------------

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Unaudited Pro Forma Combined Statement of Operations

Year ended June 30, 2000

$ United States

                                                        Historical                         Pro Forma
                                              Golden River         Columbus       Adjustments         Combined
Fee revenue                                $       -            $  38,151      $                   $  38,151
Interest and other income                          -                1,796                              1,796
                                           ------------         ----------     ------------        ----------
                                                   -               39,947                             39,947

Expenses
     Advertising and promotion                     -               17,280                             17,280
     Amortization - fixed assets                 2,342              5,208                              7,550
     Amortization - website development            -                  486                                486
     Automotive                                    -                9,808                              9,808
     Bank charges                                  -                  766                                766
     Conferences                                   -                7,906                              7,906
     Consulting fees                           226,425                -                              226,425
     Exploration of mineral properties          42,065                -                               42,065
     Foreign exchange                          (10,588)               -                              (10,588)
     General and administrative                 47,044                -                               47,044
     Inducement fee                                -               18,996                             18,996
     Insurance                                     -                1,224                              1,224
     Interest on long term debt                  6,667                -                                6,667
     Internet fees                                 -               15,238                             15,238
     Licenses, fees and dues                       -                3,049                              3,049
     Management fees                            57,104                -                               57,104
     Office                                        -                8,644                              8,644
     Option payments to acquire mineral
       properties                               30,000                -                               30,000
     Professional fees                         103,576             18,858                            122,434
     Rent                                          -               12,470                             12,470
     Repairs and maintenance                       -                1,612                              1,612
     Telephone                                     -                5,049                              5,049
     Training                                      -                1,022                              1,022
     Travel and promotion                       73,949             13,866                             87,815
     Wages and benefits                            -              137,098                            137,098
     Website development                           -                2,558                              2,558
                                           ------------         ----------     ------------        ----------
                                               578,584            281,138                            859,722
                                           ------------         ----------     ------------        ----------
Loss                                       $  (578,584)         $(241,191)     $                   $(819,775)
                                           ============         ==========     ============        ==========

Weighted average number of shares           16,284,097                                            20,276,499

Loss per share (note 3)                    $     (0.04)                                           $    (0.04)
                                           ============                                           ===========


See accompanying notes to financial information.

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Notes to Unaudited Pro Forma Consolidated and Combined Financial Statements

Year ended June 30, 2000

$ United States

--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION:

     These pro forma consolidated and combined financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

     Golden River proposes to acquire Columbus effective November 30, 2000. Immediately prior to the transaction, Golden River's outstanding common stock will be rolled back on the basis of one common share for each four outstanding common shares. Golden River will then issue 14,955,475 shares of its common stock to the Columbus stockholders for all of the outstanding common stock of Columbus.

     The acquisition will be accounted for under the purchase method of accounting for reverse acquisitions in accordance with APB Opinion No. 16. Under the purchase method of accounting for reverse acquisitions, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. As Columbus, the accounting acquirer, is a closely held private company with no quoted market price for its shares, the purchase price is based upon the fair value of Golden River's net assets. Management has estimated that there is no material difference between the book values and the fair values of Golden River's net assets. Accordingly, the book values of Golden River's assets and liabilities have been combined with the historical values of the assets and liabilities of Columbus in the unaudited pro forma consolidated financial information.

     The actual measurement and allocation of the purchase price will depend on Golden River's net assets on the closing date. Consequently, the actual measurement and allocation of the purchase price could differ from that presented in the unaudited pro forma consolidated financial statements.

2.   PRO FORMA ADJUSTMENTS:

     The pro forma consolidated balance sheet gives effect to the following transactions as if they had occurred on June 30, 2000:

     (a) To reflect the issuance of 2,097,232 Columbus Class A common shares at a deemed value of $0.17 per share for brokerage services immediately prior to the share exchange.

     (b) To reflect the issuance of 14,955,475 shares of Golden River common stock for all of the outstanding common stock of Columbus. As Golden River has a net asset deficiency, the amount of this deficiency has been recorded as a capital transaction in stockholders' equity.

     (c) To reflect the elimination of the stockholders' deficiency of Golden River upon consummation of the transaction.

GOLDEN RIVER RESOURCES INC.
(A Development Stage Enterprise)
Notes to Unaudited Pro Forma Combined Financial Statements (continued)

Year ended June 30, 2000

$ United States

--------------------------------------------------------------------------------

2.   PRO FORMA ADJUSTMENTS (CONTINUED):

     (d) To reflect stock subscriptions for 1,250,000 common shares of Golden River for aggregate cash proceeds of $500,000 received prior to share exchange in anticipation of the transaction, which shares will be issued on completion of the transaction.

     (e) To reflect the fair value of 1,250,000 share purchase warrants granted in conjunction with the share issuance described in note 2 d). The warrants have an exercise price of $0.40 per share and are exercisable for one year from the date of grant. The warrants are assumed to be granted immediately subsequent to the share exchange.

          The fair value of $192,000 of these warrants has been determined using the Black Scholes Method assuming the expected life to be equal to the life of the warrants, volatility factor of 95%, risk free rate of 6.0% and no assumed dividend rate. The fair value of the warrants has been recorded as a share issuance cost for purposes of these pro forma financial statements.

     (f)  To  restate   capital  stock  to  equal  par  value  of  common  stock
          outstanding.

3.   PRO FORMA LOSS PER SHARE:

     The unaudited pro forma combined loss per share is based upon the weighted average number of outstanding shares of common stock of Golden River during the year presented adjusted for the roll back, plus the following share issuances as if the acquisition occurred at the beginning of the year presented:

     i) the number of shares issued to consummate the acquisition of Columbus described in note 2 b); and

     ii)  the common shares issued for cash described in note 2 d).

                                 FORM OF PROXY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                         OF GOLDEN RIVER RESOURCES INC.
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 2000

The undersigned hereby constitutes and appoints Roger Watts and Bruce Manery, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place, and stead of the undersigned to act for and to vote all of the undersigned's shares of Common Stock of Golden River Resources Inc. (the "Company") at a Special Meeting of Shareholders to be held on November 25, 2000, at 10:30 a.m., local time, at 2420 Pandosy Street, Kelowna, British Columbia, Canada, and at any and all adjournments thereof, for the purpose of considering and acting upon:

1.   Proposal to approve the acquisition of Columbus Networks Corporation:

          |_|For                     |_|Against                       |_|Abstain

2. Proposal to approve a 1-for-4 reverse split of the issued and outstanding common stock:

          |_|For                     |_|Against                       |_|Abstain

3. Proposal to changing the name of the Company to "Columbus Networks Corporation":

          |_|For                     |_|Against                       |_|Abstain

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Special Meeting of Shareholders to the undersigned. THE PROXIES AND ATTORNEYS INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IF ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement.

Dated and signed ______________, 2000



                                            -----------------------------------
                                            Signature

                                            -----------------------------------
                                            Signature

Signature(s)  should  agree  with  the  name(s)  stenciled  hereon.   Executors,
administrators, trustees, guardians, and attorneys should indicate when signing. Attorneys should submit powers of attorney.

PROXIES MUST BE SIGNED AND DATED IN ORDER TO BE VALID. PLEASE SIGN AND RETURN THIS PROXY IN THE ENVELOPE PROVIDED. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR COMPLETED PROXY MAY BE FAXED TO (250) 861-1971.